EXECUTION COPY SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MAY 1, 2015 AMONG AMERIPRISE FINANCIAL, INC., as Borrower, THE LENDERS LISTED HEREIN, as Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, BANK OF AMERICA, N.A., as Syndication Agent and CITIBANK, N.A., CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, HSBC BANK USA, NATIONAL ASSOCIATION, and JPMORGAN CHASE BANK, N.A., as Co-Documentation Agents ______________________________ WELLS FARGO SECURITIES, LLC and MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED, as Joint Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS Page Section 1. DEFINITIONS .....................................................................................................1 1.1 Certain Defined Terms. .........................................................................................1 1.2 Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement. ..............................................................................................24 1.3 Other Definitional Provisions and Rules of Construction. .................................25 Section 2. AMOUNTS AND TERMS OF LOANS ............................................................25 2.1 Loans; Making of Loans; the Register; Optional Notes; Bid Loans. ..................25 2.2 Interest on the Loans. ..........................................................................................34 2.3 Fees. ....................................................................................................................38 2.4 Repayments, Prepayments and Reductions of Revolving Loan Commitment Amount; General Provisions Regarding Payments. ....................38 2.5 Use of Proceeds. ..................................................................................................41 2.6 Special Provisions Governing Loans based on the Eurodollar Rate. ..................41 2.7 Increased Costs; Taxes; Capital Adequacy. ........................................................44 2.8 Statement of Lenders; Obligation of Lenders and Issuing Lenders to Mitigate. .............................................................................................................50 2.9 Replacement of a Lender. ...................................................................................50 2.10 Increase in Commitments. ..................................................................................51 2.11 Defaulting Lenders. .............................................................................................52 Section 3. LETTERS OF CREDIT ......................................................................................55 3.1 Issuance of Letters of Credit and Lenders’ Purchase of Participations Therein. ..............................................................................................................55 3.2 Letter of Credit Fees. ..........................................................................................57 3.3 Drawings and Reimbursement of Amounts Paid Under Letters of Credit. ........58 3.4 Obligations Absolute. .........................................................................................60 3.5 Nature of Issuing Lenders’ Duties. .....................................................................61 3.6 Applicability of UCP and ISP. ............................................................................62 3.7 Reporting of Letter of Credit Information and L/C Commitment. .....................62 3.8 Letters of Credit Issued for Subsidiaries. ............................................................62 Section 4. CONDITIONS TO LOANS AND LETTERS OF CREDIT ..............................63 4.1 Conditions to Closing. ........................................................................................63 4.2 Conditions to Effective Date; All Loans. ............................................................64 4.3 Conditions to Letters of Credit. ..........................................................................65 Section 5. COMPANY’S REPRESENTATIONS AND WARRANTIES ..........................66

5.1 Organization, Powers, Qualification, Good Standing, Business and Subsidiaries. .......................................................................................................66 5.2 Authorization of Borrowing, etc. ........................................................................66 5.3 Financial Condition. ............................................................................................67 5.4 No Material Adverse Change. .............................................................................67 5.5 Title to Properties; Liens. ....................................................................................68 5.6 Litigation; Adverse Facts. ...................................................................................68 5.7 Payment of Taxes. ...............................................................................................68 5.8 Governmental Regulation. ..................................................................................68 5.9 Securities Activities. ...........................................................................................69 5.10 Employee Benefit Plans. .....................................................................................69 5.11 Environmental Protection. ..................................................................................69 5.12 Solvency. .............................................................................................................69 5.13 Disclosure. ..........................................................................................................69 5.14 Sanctions; Anti-Corruption Laws. ......................................................................70 Section 6. AFFIRMATIVE COVENANTS ........................................................................70 6.1 Financial Statements and Other Reports. ............................................................70 6.2 Existence, etc. .....................................................................................................73 6.3 Payment of Taxes and Claims. ............................................................................73 6.4 Maintenance of Properties; Insurance. ................................................................74 6.5 Inspection Rights. ...............................................................................................74 6.6 Compliance with Laws, etc. ................................................................................74 Section 7. NEGATIVE COVENANTS ...............................................................................75 7.1 Liens and Related Matters. .................................................................................75 7.2 Acquisitions. .......................................................................................................77 7.3 Restricted Junior Payments. ................................................................................77 7.4 Financial Covenants. ...........................................................................................77 7.5 Restriction on Fundamental Changes; Asset Sales. ............................................77 7.6 Transactions with Affiliates. ...............................................................................78 7.7 Conduct of Business. ..........................................................................................78 Section 8. EVENTS OF DEFAULT ....................................................................................78 8.1 Failure to Make Payments When Due. ...............................................................78 8.2 Default in Other Agreements. .............................................................................79 8.3 Breach of Certain Covenants. .............................................................................79 8.4 Breach of Warranty. ............................................................................................79 8.5 Other Defaults Under Loan Documents. ............................................................79 8.6 Involuntary Bankruptcy; Appointment of Receiver, etc. ....................................80 8.7 Voluntary Bankruptcy; Appointment of Receiver, etc. ......................................80 8.8 Judgments and Attachments. ..............................................................................80 8.9 Dissolution. .........................................................................................................81 8.10 Employee Benefit Plans. .....................................................................................81

8.11 Change in Control. ..............................................................................................81 8.12 Licensing. ............................................................................................................81 8.13 Certain Proceedings. ...........................................................................................81 8.14 Invalidity of Loan Documents; Repudiation of Obligations. ..............................81 Section 9. ADMINISTRATIVE AGENT ...........................................................................83 9.1 Appointment. ......................................................................................................83 9.2 Powers and Duties; General Immunity. ..............................................................83 9.3 Independent Investigation by Lenders; No Responsibility For Appraisal of Creditworthiness. ...........................................................................................84 9.4 Right to Indemnity. .............................................................................................85 9.5 Resignation of Agents; Successor Administrative Agent and Swing Line Lender. ...............................................................................................................85 9.6 Duties of Other Agents. ......................................................................................86 9.7 Administrative Agent May File Proofs of Claim. ...............................................86 Section 10. MISCELLANEOUS ...........................................................................................87 10.1 Successors and Assigns; Assignments and Participations in Loans and Letters of Credit. ................................................................................................87 10.2 Expenses. ............................................................................................................90 10.3 Indemnity. ...........................................................................................................91 10.4 Set-Off.................................................................................................................92 10.5 Ratable Sharing. ..................................................................................................92 10.6 Amendments and Waivers. .................................................................................93 10.7 Independence of Covenants. ...............................................................................94 10.8 Notices; Effectiveness of Signatures; Posting on Electronic Delivery Systems. .............................................................................................................94 10.9 Survival of Representations, Warranties and Agreements. ................................96 10.10 Failure or Indulgence Not Waiver; Remedies Cumulative. ................................96 10.11 Marshalling; Payments Set Aside. ......................................................................97 10.12 Severability. ........................................................................................................97 10.13 Obligations Several; Independent Nature of Lenders’ Rights; Damage Waiver. ...............................................................................................................97 10.14 Applicable Law. ..................................................................................................98 10.15 Construction of Agreement; Nature of Relationship. .........................................98 10.16 Consent to Jurisdiction and Service of Process. .................................................98 10.17 Waiver of Jury Trial. ...........................................................................................99 10.18 Confidentiality. ...................................................................................................99 10.19 Counterparts; Effectiveness. .............................................................................100 10.20 USA Patriot Act. ...............................................................................................101 10.21 No Advisory or Fiduciary Responsibility. ........................................................101 10.22 Amendment and Restatement. ..........................................................................102 10.23 Entire Agreement. .............................................................................................103

EXHIBITS I FORM OF NOTICE OF REVOLVING BORROWING IA FORM OF BID REQUEST IB FORM OF COMPETITIVE BID II FORM OF NOTICE OF CONVERSION/CONTINUATION III FORM OF REQUEST FOR ISSUANCE IV FORM OF REVOLVING NOTE V FORM OF SWING LINE NOTE VI FORM OF COMPLIANCE CERTIFICATE VII FORM OF ASSIGNMENT AGREEMENT VIII FORM OF U.S. TAX COMPLIANCE CERTIFICATE

SCHEDULES 1.1 SIGNIFICANT SUBSIDIARIES 1.2 EXISTING LETTERS OF CREDIT 2.1 LENDERS’ COMMITMENTS AND PRO RATA SHARES 5.6 LITIGATION 7.1 CERTAIN EXISTING LIENS 10.8 NOTICE ADDRESSES

AMERIPRISE FINANCIAL, INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT This SECOND AMENDED AND RESTATED CREDIT AGREEMENT is dated as of May 1, 2015 and entered into by and among AMERIPRISE FINANCIAL, INC., a Delaware corporation (“Company”), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a “Lender” and collectively as “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as administrative agent for Lenders (in such capacity, “Administrative Agent”), and BANK OF AMERICA, N.A., as syndication agent for Lenders (in such capacity, “Syndication Agent”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, HSBC BANK USA, NATIONAL ASSOCIATION and JPMORGAN CHASE BANK, N.A., as co-documentation agents for Lenders (in such capacity, “Co-Documentation Agents”). R E C I T A L S WHEREAS, Company, certain financial institutions (the “Existing Lenders”) and Wells Fargo Bank, National Association, as administrative agent, are party to an Amended and Restated Credit Agreement dated as of September 30, 2013 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), pursuant to which the Existing Lenders made available to the Company certain revolving loans (the “Existing Revolving Loans”); WHEREAS, Company, Lenders and Administrative Agent wish to amend and restate the Existing Credit Agreement, subject to the terms and conditions set forth herein, to, among other things, (i) continue outstanding the loans provided for under the Existing Credit Agreement and advance certain new loans and (ii) provide working capital for Company and its Subsidiaries and funds for other general corporate purposes of Company and its Subsidiaries; and WHEREAS, Company, Lenders and Administrative Agent intend that (i) the Obligations under and as defined in the Existing Credit Agreement shall continue to exist under, and to be evidenced by, this Agreement and (ii) the Existing Revolving Loans shall be Loans under and as defined in this Agreement; NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Lenders and Administrative Agent agree that the Existing Credit Agreement shall be amended and restated in its entirety as follows: Section 1. DEFINITIONS 1.1 Certain Defined Terms. The following terms used in this Agreement shall have the following meanings: “Absolute Rate” means a fixed rate of interest expressed in multiples of 1/100th of one percent.

2 “Absolute Rate Loan” means a Bid Loan that bears interest at a rate determined by reference to an Absolute Rate. “Administrative Agent” has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Administrative Agent appointed pursuant to subsection 9.5A. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by Administrative Agent. “Affected Lender” has the meaning assigned to that term in subsection 2.6C. “Affected Loans” has the meaning assigned to that term in subsection 2.6C. “Affiliate”, as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise; provided, however, that the term “Affiliate” shall specifically exclude the Agents and each Lender. “Agents” means Administrative Agent, the Syndication Agent and the Co- Documentation Agents named in the introduction to this Agreement. “Agreement” means this Credit Agreement. “Annual Statement” means the annual statutory financial statement of any Insurance Subsidiary required to be filed with the insurance commissioner (or similar authority) of its jurisdiction of incorporation, which statement shall be in the form required by such Insurance Subsidiary’s jurisdiction of incorporation or, if no specific form is so required, in the form of financial statements permitted by such insurance commissioner (or such similar authority) to be used for filing annual statutory financial statements and shall contain the type of information permitted by such insurance commissioner (or such similar authority) to be disclosed therein, together with all exhibits or schedules filed therewith. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to Company or its Subsidiaries from time to time concerning or relating to bribery or corruption. “Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Government Authorities and all applicable orders and decrees of all courts and arbitrators. “Applicable Margin” means, from time to time, the following rate per annum based upon the Debt Rating as set forth below:

3 Pricing Level Debt Rating S&P/Moody’s Eurodollar Margin Base Rate Margin Facility Fee Pricing Level I > A+ / A1 0.795% 0% 0.08% Pricing Level II A / A2 0.90% 0% 0.10% Pricing Level III A- / A3 1.00% 0% 0.125% Pricing Level IV BBB+/ Baa1 1.10% 0.10% 0.15% Pricing Level V < BBB+ / Baa1 1.30% 0.30% 0.20% Initially, the Applicable Margin shall be Pricing Level II. Thereafter, each change in the Applicable Margin resulting from a publicly announced change in the Debt Rating shall be effective, in the case of an upgrade, during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change and, in the case of a downgrade, during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change. If, at any time, Company has no Debt Rating from S&P or Moody’s, the Applicable Margin shall be Pricing Level V. “Approved Fund” means a Fund that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender. “Asset Sale” means the sale by Company or any of its Subsidiaries to any Person other than Company or any of its wholly-owned Subsidiaries of (i) any of the stock of any of Company’s Subsidiaries, (ii) substantially all of the assets of any division or line of business of Company or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of Company or any of its Subsidiaries (other than (a) sales, assignments, transfers or dispositions of accounts in the ordinary course of business for purposes of collection and (b) sales, assignments, transfers or dispositions of investment assets by Insurance Subsidiaries in the ordinary course of business). “Assignment Agreement” means an Assignment and Assumption in substantially the form of Exhibit VII annexed hereto. “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute. “Base Rate” means, at any one time, the highest of (a) the Prime Rate, (b) the Federal Funds Effective Rate (provided that if the Federal Funds Effective Rate is less than zero percent (0%), such rate shall be deemed to be zero percent (0%) for purposes of determining the Base Rate), plus 0.50% and (c) the Eurodollar Rate (determined on a daily basis as set forth in the definition of “Eurodollar Rate”), plus 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds

4 Rate or the Eurodollar Rate (provided that clause (c) shall not be applicable during any period in which the Eurodollar Rate is unavailable or unascertainable). “Base Rate Loans” means Loans bearing interest at rates determined by reference to the Base Rate as provided in subsection 2.2A. “Base Rate Margin” means the margin over the Base Rate used in determining the rate of interest of Base Rate Revolving Loans in accordance with the definition of Applicable Margin. “Bid Borrowing” means a borrowing consisting of simultaneous Bid Loans of the same Type from each of the Lenders whose offer to make one or more Bid Loans as part of such borrowing has been accepted under the auction bidding procedures described in Section 2.03. “Bid Loan” has the meaning specified in subsection 2.1A(iii). “Bid Loan Lender” means, in respect of any Bid Loan, the Lender making such Bid Loan to Company. “Bid Request” means a written request for one or more Bid Loans substantially in the form of Exhibit IA. “Business Day” means (i) except as set forth in clause (ii) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of California, the State of New York or the State of Minnesota or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close, and (ii) with respect to all notices, determinations, fundings and payments in connection with the Eurodollar Rate or any Eurodollar Rate Loans, any day that is a Business Day described in clause (i) above and that is also a day for trading by and between banks in Dollar deposits in the London interbank market. “Capital Lease”, as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person. “Capital Stock” means the capital stock of or other equity interests in a Person. “Cash” means money, currency or a credit balance in a Deposit Account. “Cash Collateralize” means to pledge and deposit Cash with, or deliver Cash to the Administrative Agent, or directly to the Issuing Lender (with notice thereof to the Administrative Agent), for the benefit of the Issuing Lender, the Swing Line Lender or the Lenders, as collateral for L/C Obligations or obligations of the Lenders to fund participations in respect of L/C Obligations or Swing Line Loans, in an amount equal to 105% of the amount of such L/C Obligations or Swing Line Loans, as applicable, and in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent, such Issuing Lender and the Swing Line Lender, as applicable (including provisions that specify that all fees

5 and usage charges set forth in this Agreement shall continue to accrue while such L/C Obligations and Swing Line Loans are outstanding). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such Cash collateral. “Change in Control” means any of the following: (a) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), but excluding any employee benefit plan of such Person or its Subsidiaries, of 20% or more of the outstanding shares of voting stock of Company; (b) during any period of 12 consecutive months, a majority of the members of the board of directors of Company cease to be composed of individuals (i) who were members of the board of directors on the first day of such period, (ii) whose election or nomination to the board of directors was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of the board of directors or (iii) whose election or nomination to the board of directors was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of the board of directors; or (c) any Person or two or more Persons acting in concert will have acquired by contract or otherwise, or will have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of Company, or control over the equity securities of Company entitled to vote for members of the board of directors or equivalent governing body of Company on a fully-diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right) representing 20% or more of the combined voting power of such securities. “Change in Law” means the occurrence, after the Closing Date, of any of the following: (i) the adoption or taking effect of any law, rule, regulation, treaty or order, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Government Authority, (iii) any determination of a court or other Government Authority or (iv) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Government Authority; provided, that (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives issued in connection therewith and (y) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Closing Date” means November 22, 2011. “Commitments” means the commitments of Lenders to make Loans as set forth in subsection 2.1A.

6 “Company” has the meaning assigned to that term in the introduction to this Agreement. “Competitive Bid” means a written offer by a Lender to make one or more Bid Loans, substantially in the form of Exhibit IB, duly completed and signed by a Lender. “Compliance Certificate” means a certificate substantially in the form of Exhibit VI annexed hereto. “Consolidated Leverage Ratio” means, as of the last day of any Fiscal Quarter, the ratio of (i) Consolidated Total Debt as of such day to (ii) Consolidated Total Capitalization as of such day. “Consolidated Net Worth” means, as of any date of determination, the consolidated shareholders’ equity of Company and its Subsidiaries determined on a consolidated basis as of such date in accordance with GAAP before equity of non-controlling interests, but excluding appropriate retained earnings of Variable Interest Entities and the unrealized gains or losses relating to ASC 320. “Consolidated Total Capitalization” means, as of any date of determination, the sum of (a) Consolidated Net Worth and (b) Consolidated Total Debt. “Consolidated Total Debt” means, as of any date of determination, the aggregate stated balance sheet amount of all indebtedness of Company and its Subsidiaries (excluding (A) debt securities which are not recourse to Company or any of its Subsidiaries and which are issued by Variable Interest Entities, (B) repurchase agreements, (C) obligations owing to any Federal Home Loan Bank secured by pledged assets, (D) obligations owing to any Federal Reserve Bank secured by pledges of mortgage-backed securities, (E) derivatives transactions entered into in the ordinary course of business for the purpose of asset and liability management and (F) that portion of obligations with respect to leases that would have been classified as operating leases as defined in ASC 840 that is properly classified as a liability on a balance sheet in conformity with GAAP), determined on a consolidated basis in accordance with GAAP. “Contingent Obligation”, as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof or (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings. Contingent Obligations shall include (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (1) to purchase,

7 repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (2) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (1) or (2) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited. “Contractual Obligation”, as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject. “Debt Rating” means, as of any date of determination, the rating as determined by S&P and Moody’s (collectively, the “Debt Ratings”) of Company’s non-credit-enhanced, senior unsecured long-term debt; provided that if a Debt Rating is issued by each of the foregoing rating agencies, then the higher of such Debt Ratings shall apply (with the Debt Rating for Pricing Level I being the highest and the Debt Rating for Pricing Level V being the lowest), unless there is a split in Debt Ratings of more than one level, in which case the Pricing Level that is one Pricing Level lower than the higher Debt Rating shall apply. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Defaulting Lender” means, subject to Section 2.11G, any Lender that (a) has failed to (i) fund all or any portion of the Revolving Loans, participations in Letters of Credit or participations in Swing Line Loans required to be funded by it hereunder within two Business Days of the date such Loans or participations were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Lender, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Company, the Administrative Agent, the Issuing Lender or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Company, to confirm in writing to the Administrative Agent and the Company that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a

8 Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Company), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Government Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Government Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.11G)) upon delivery of written notice of such determination to the Company, the Issuing Lender, the Swing Line Lender and each Lender. “Deposit Account” means a demand, time, savings, passbook or similar account maintained with a Person engaged in the business of banking, including a savings bank, savings and loan association, credit union or trust company. “Dollars” and the sign “$” mean the lawful money of the United States of America. “Effective Date” means the date on which the conditions precedent set forth in subsections 4.1 and 4.2A have been satisfied. “Eligible Assignee” means (i) any Lender, any Affiliate of any Lender or any Approved Fund of any Lender; and (ii) (a) a commercial bank organized under the laws of the United States or any state thereof; (b) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (c) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (1) such bank is acting through a branch or agency located in the United States or (2) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (d) any other entity that is an institutional “accredited investor” (as defined in Regulation D under the Securities Act) that extends credit or buys loans as one of its businesses, including insurance companies and mutual funds; provided that (x) neither Company nor any Affiliate of Company shall be an Eligible Assignee, and (y) no natural person shall be an Eligible Assignee. “Employee Benefit Plan” means any “employee benefit plan”, as defined in Section 3(3) of ERISA, which is or was maintained or contributed to by Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

9 “Environmental Claim” means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any Government Authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law, (ii) in connection with any Hazardous Materials or any actual or alleged Hazardous Materials Activity, or (iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment. “Environmental Laws” means any and all current or future statutes, ordinances, orders, rules, regulations, guidance documents, judgments, Governmental Authorizations, or any other requirements of any Government Authority relating to (i) environmental matters, including those relating to any Hazardous Materials Activity, (ii) the generation, use, storage, transportation or disposal of Hazardous Materials, or (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to Company or any of its Subsidiaries or any of its properties. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto. “ERISA Affiliate”, as applied to any Person, means (i) any corporation that is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) that is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of a Person or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of such Person or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of such Person or such Subsidiary and with respect to liabilities arising after such period for which such Person or such Subsidiary could be liable under the Internal Revenue Code or ERISA. “ERISA Event” means (i) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 or 430 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 430(g) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in material liability pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or

10 the occurrence of any event or condition which would reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there would be any liability therefor, or the receipt by Company, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the assertion of a claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Company, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan that would reasonably be expected to result in a material liability to Company or any of its Subsidiaries; (ix) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code where such failure would reasonably be expected to result in a Material Adverse Effect; or (x) the imposition of a Lien pursuant to Section 430(k) or the providing of security under Section 436(f) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan. With respect to a Multiemployer Plan or a Pension Plan not maintained or contributed to by Company or its Subsidiaries, except for the purposes of subsection 8.10 hereof, an event described above shall not be an ERISA Event unless it is reasonably likely to result in material liability to Company or any of its Subsidiaries. “Eurodollar Bid Margin” means the margin above or below the Eurodollar Base Rate to be added to or subtracted from the Eurodollar Base Rate, which margin shall be expressed in multiples of 1/100th of one percent. “Eurodollar Margin Bid Loan” means a Bid Loan that bears interest at a rate based upon the Eurodollar Base Rate. “Eurodollar Rate” means (a) for any interest rate calculation with respect to a Eurodollar Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period which appears on Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period; provided, that if such rate is less than zero percent (0%), then such rate shall be deemed to be zero percent (0%) for purposes of determining the Eurodollar Rate. If, for any reason, such rate does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page), then the “Eurodollar Rate” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Person serving as the Administrative Agent at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable

11 Interest Period for a period equal to such Interest Period; and (b) for any interest rate calculation with respect to a Base Rate Loan or a Swing Line Loan the interest rate on which is determined by reference to the Eurodollar Rate, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for an Interest Period equal to one month (commencing on the date of determination of such interest rate) which appears on the Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) on such date of determination, or, if such date is not a Business Day, then the immediately preceding Business Day; provided, that if such rate is less than zero percent (0%), then such rate shall be deemed to be zero percent (0%) for purposes of determining the Eurodollar Rate. If, for any reason, such rate does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page) then the “Eurodollar Rate” for such Base Rate Loan shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Person serving as the Administrative Agent at approximately 11:00 a.m. (London time) on such date of determination for a period equal to one month commencing on such date of determination, or, if such date is not a Business Day, then the immediately preceding Business Day; divided, in each case, by 1.00 minus the Eurodollar Reserve Percentage. Each calculation by the Administrative Agent of the Eurodollar Rate shall be conclusive and binding for all purposes, absent manifest error. “Eurodollar Rate Loan” means a Eurodollar Rate Revolving Loan or a Eurodollar Margin Bid Loan. “Eurodollar Rate Margin” means the margin over the Eurodollar Rate used in determining the rate of interest of Eurodollar Rate Revolving Loans in accordance with the definition of Applicable Margin. “Eurodollar Rate Revolving Loan” means a Revolving Loan bearing interest at a rate determined by reference to the Eurodollar Rate as provided in subsection 2.2A. “Eurodollar Reserve Percentage” means, for any day, the percentage which is in effect for such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City. “Event of Default” means each of the events set forth in Section 8. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute. “Excluded Taxes” means, means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a)

12 Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in such Loan or Commitment (other than pursuant to an assignment request by the Company under Section 2.9) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.7, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure (other than as a result of a Change in Law) to comply with Section 2.7 and (d) any U.S. federal withholding Taxes imposed under FATCA. “Existing Credit Agreement” has the meaning assigned to that term in the Recitals. “Existing Lenders” has the meaning assigned to that term in the Recitals. “Existing Revolving Loans” has the meaning assigned to that term in the Recitals. “Extension Request” is defined in subsection 2.11. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(i) of the Code. “FCPA” is defined in subsection 5.14B. “Federal Funds Effective Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day (or, if such day is not a Business Day, for the immediately preceding Business Day), as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day which is a Business Day, the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. “Fiscal Quarter” means a fiscal quarter of any Fiscal Year. “Fiscal Year” means the fiscal year of Company and its Subsidiaries ending on December 31 of each calendar year. For purposes of this Agreement, any particular Fiscal Year shall be designated by reference to the calendar year in which such Fiscal Year ends.

13 “Foreign Lender” means a Lender that is not a U.S. Person. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the Issuing Lender, such Defaulting Lender’s Pro Rata Share of the outstanding Letter of Credit Usage other than Letter of Credit Usage as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralization or other credit support acceptable to the Issuing Lender shall have been provided in accordance with the terms hereof and (b) with respect to Swing Line Lender, such Defaulting Lender’s Pro Rata Share of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders, repaid by Company or for which Cash Collateralization or other credit support acceptable to Swing Line Lender shall have been provided in accordance with the terms hereof. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course. “Funding and Payment Office” means (i) the office of Administrative Agent and Swing Line Lender located at 201 Third Street, 11th Floor, San Francisco, California 94103 or (ii) such other office of Administrative Agent and Swing Line Lender as may from time to time hereafter be designated as such in a written notice delivered by Administrative Agent and Swing Line Lender to Company and each Lender. “Funding Date” means the date of funding of a Loan. “GAAP” means, subject to the limitations on the application thereof set forth in subsection 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination. “Governing Body” means the board of directors or other body having the power to direct or cause the direction of the management and policies of a Person that is a corporation, partnership, trust or limited liability company. “Government Authority” means the government of the United States or any other nation, or any state, regional or local political subdivision or department thereof, and any other governmental or regulatory agency, authority, body, commission, central bank, board, bureau, organ, court, instrumentality or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, in each case whether federal, state, local or foreign (including supra-national bodies such as the European Union or the European Central Bank). “Governmental Authorization” means any permit, license, registration, authorization, plan, directive, accreditation, consent, order or consent decree of or from, or notice to, any Government Authority.

14 “Hazardous Materials” means (i) any chemical, material or substance at any time defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “extremely hazardous waste”, “acutely hazardous waste”, “radioactive waste”, “biohazardous waste”, “pollutant”, “toxic pollutant”, “contaminant”, “restricted hazardous waste”, “infectious waste”, “toxic substances”, or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, “TCLP toxicity” or “EP toxicity” or words of similar import under any applicable Environmental Laws); (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iv) any flammable substances or explosives; (v) any radioactive materials; (vi) any asbestos-containing materials; (vii) urea formaldehyde foam insulation; (viii) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (ix) pesticides; and (x) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Government Authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any facility of Company or any of its Subsidiaries or to the indoor or outdoor environment. “Hazardous Materials Activity” means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing. “Indebtedness”, as applied to any Person, means (i) indebtedness created, issued or incurred for borrowed money (whether by loan or the issuance and sale of debt securities), but excluding customer deposits, investment accounts and certificates, and insurance reserves, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) obligations to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business (excluding any such obligations incurred under ERISA), (iv) obligations in respect of letters of credit or similar instruments; and (v) Contingent Obligations of such Person in respect of Indebtedness of the types described in clauses (i), (ii), (iii) and (iv) of this definition. “Indemnified Liabilities” has the meaning assigned to that term in subsection 10.3. “Indemnified Taxes” means (a) Taxes other than Excluded Taxes and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitee” has the meaning assigned to that term in subsection 10.3. “Insurance Subsidiary” means any Subsidiary which is engaged in the insurance business.

15 “Interest Payment Date” means (i) with respect to any Base Rate Loan, the last Business Day of each March, June, September and December of each year, commencing on the first such date to occur after the Restatement Closing Date, and (ii) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided that in the case of each Interest Period of longer than three months “Interest Payment Date” shall also include each date that is three months, or a multiple thereof, after the commencement of such Interest Period. “Interest Period” has the meaning assigned to that term in subsection 2.2B. “Interest Rate Determination Date”, with respect to any Interest Period, means the second Business Day prior to the first day of such Interest Period. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute. “Issuing Lender”, with respect to any Letter of Credit, means Wells Fargo or another Lender requested by Company and approved by Administrative Agent that agrees or is otherwise obligated to issue such Letter of Credit, determined as provided in subsection 3.1B(ii). “Lender” and “Lenders” means the Persons identified as “Lenders” and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 10.1, and the term “Lenders” shall include Swing Line Lender unless the context otherwise requires. “Letter of Credit” or “Letters of Credit” means, collectively, (i) standby letters of credit issued or to be issued by Issuing Lenders for the account of Company pursuant to subsection 3.1, and (ii) the standby letters of credit previously issued by Wells Fargo and outstanding on the Restatement Closing Date as set forth on Schedule 1.2 hereto. Notwithstanding anything to the contrary contained herein, a letter of credit issued by the Issuing Lender (other than Wells Fargo at any time it is also acting as Administrative Agent) shall not be a “Letter of Credit” for purposes of the Loan Documents until such time as the Administrative Agent has been notified in writing of the issuance thereof by the Issuing Lender. “Letter of Credit Usage” means, as at any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding plus (ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Lenders and not theretofore reimbursed out of the proceeds of Revolving Loans pursuant to subsection 3.3B or otherwise reimbursed by Company. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of the UCP or other applicable law, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “License” means any license, certificate of authority, permit or other authorization which is required to be obtained from any Government Authority in connection with the operation, ownership or transaction of insurance, broker-dealer or investment advisory businesses or other regulated businesses.

16 “Lien” means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing. “Loan” or “Loans” means one or more of the loans made by Lenders to Company pursuant to subsection 2.1A and shall include one or more Revolving Loans, Bid Loans and Swing Line Loans. “Loan Documents” means this Agreement, the Notes and the Letters of Credit (and any applications for, or reimbursement agreements or other documents or certificates executed by Company in favor of an Issuing Lender relating to, the Letters of Credit). “Margin Stock” has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time. “Material Adverse Effect” means a material adverse effect upon (i) the business, financial condition or operations of Company and its Subsidiaries taken as a whole or (ii) Company’s ability to perform its obligations under the Loan Documents, or (iii) the enforceability of the Obligations. “Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), Contingent Obligations or obligations in respect of one or more Swap Contracts, of any one or more of Company and its Subsidiaries, in an aggregate principal amount in excess of the Threshold Amount. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of any Person in respect of any Swap Contract shall be the Swap Termination Value at such time. “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means any Employee Benefit Plan that is a “multiemployer plan” as defined in Section 3(37) of ERISA. “Notes” means one or more of the Revolving Notes or Swing Line Note or any combination thereof. “Notice of Conversion/Continuation” means a notice substantially in the form of Exhibit II annexed hereto. “Notice of Revolving Borrowing” means a notice substantially in the form of Exhibit I annexed hereto. “Obligations” means all obligations of every nature of Company from time to time owed to Administrative Agent, Lenders or any of them under the Loan Documents, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnification or otherwise. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

17 “Officer” means the president, chief executive officer, a vice president, chief financial officer, treasurer, general partner (if an individual), managing member (if an individual) or other individual appointed by the Governing Body or the Organizational Documents of a corporation, partnership, trust or limited liability company to serve in a similar capacity as the foregoing. “Officer’s Certificate”, as applied to any Person that is a corporation, partnership, trust or limited liability company, means a certificate executed on behalf of such Person by one or more Officers of such Person or one or more Officers of a general partner or a managing member if such general partner or managing member is a corporation, partnership, trust or limited liability company. “Organizational Documents” means the documents (including bylaws, if applicable) pursuant to which a Person that is a corporation, partnership, trust or limited liability company is organized. “Other Connection Taxes” means, with respect to any Recipient, any Tax imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient’s having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court, documentary, excise, property, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document. “Participant” means a purchaser of a participation in the rights and obligations under this Agreement pursuant to subsection 10.1C. “PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto. “Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, that is subject to Section 412 of the Internal Revenue Code or Title IV of ERISA. “Permitted Encumbrances” means the following types of Liens (excluding any such Lien imposed pursuant to Section 430 of the Internal Revenue Code or by ERISA, and any such Lien relating to or imposed in connection with any Environmental Claim): (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by subsection 6.3; (ii) statutory Liens of landlords, Liens of collecting banks under the UCC on items in the course of collection, statutory Liens and rights of set-off of banks, statutory Liens of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law, in each case incurred in the

18 ordinary course of business (a) for amounts not yet overdue or (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of 5 days) are being contested in good faith by appropriate proceedings, so long as (1) such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts, and (2) no foreclosure, sale or similar proceedings have been commenced; (iii) deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance, old age pensions and other types of social security, for the maintenance of self-insurance or to secure the performance of statutory obligations, bids, leases, government contracts, trade contracts, and other similar obligations (exclusive of obligations for the payment of borrowed money), so long as no foreclosure, sale or similar proceedings have been commenced with respect thereto; (iv) any attachment or judgment Lien not constituting an Event of Default under subsection 8.8; (v) licenses (with respect to intellectual property and other property), leases or subleases granted to third parties not interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries; (vi) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries; (vii) any (a) interest or title of a lessor or sublessor under any lease not prohibited by this Agreement, (b) Lien or restriction that the interest or title of such lessor or sublessor may be subject to, or (c) subordination of the interest of the lessee or sublessee under such lease to any Lien or restriction referred to in the preceding clause (b), so long as the holder of such Lien or restriction agrees to recognize the rights of such lessee or sublessee under such lease; (viii) Liens arising from filing UCC financing statements relating solely to leases not prohibited by this Agreement; (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (x) any zoning or similar law or right reserved to or vested in any Government Authority to control or regulate the use of any real property; and (xi) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of Company and its Subsidiaries.

19 “Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Government Authorities. “Potential Event of Default” means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default. “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Person serving as the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Person serving as the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks. “Proceedings” means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration. “Pro Rata Share” means (i) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein deemed purchased by any Lender or any assignments of any Swing Line Loans deemed purchased by any Lender, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders, and (ii) for all other purposes with respect to each Lender, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The initial Pro Rata Share of each Lender for purposes of each of clauses (i), (ii), and (iii) of the preceding sentence is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto. “Quarterly Statement” means the quarterly statutory financial statement of any Insurance Subsidiary required to be filed with the insurance commissioner (or similar authority) of its jurisdiction of incorporation or, if no specific form is so required, in the form of financial statements permitted by such insurance commissioner (or such similar authority) to be used for filing quarterly statutory financial statements and shall contain the type of financial information permitted by such insurance commissioner (or such similar authority) to be disclosed therein, together with all exhibits or schedules filed therewith. “Refunded Swing Line Loans” has the meaning assigned to that term in subsection 2.1A(ii). “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Lender, as applicable. “Register” has the meaning assigned to that term in subsection 2.1D.

20 “Regulated Subsidiary” means any Insurance Subsidiary or any other Subsidiary of Company engaged in the broker-dealer or investment advisory businesses or otherwise subject to specific licensing or regulatory schemes by a Government Authority. “Reimbursement Date” has the meaning assigned to that term in subsection 3.3B. “Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the movement of any Hazardous Materials through the air, soil, surface water or groundwater. “Request for Issuance” means a request substantially in the form of Exhibit III annexed hereto. “Requisite Lenders” means Lenders having or holding more than 50% of the aggregate Revolving Loan Exposure of all Lenders; provided that the Revolving Loan Commitment of, and the portion of the Total Utilization of Revolving Loan Commitments, as applicable, held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Requisite Lenders. “Response Date” is defined in subsection 2.11. “Restatement Closing Date” means the date on which the conditions precedent set forth in subsection 4.1 have been satisfied. “Restricted Junior Payment” means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Company now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class or an increase in the liquidation value of shares of that class of stock, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Company now or hereafter outstanding, and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Company now or hereafter outstanding. “Revolving Loan Commitment” means the commitment of a Lender to make Revolving Loans to Company pursuant to subsection 2.1A(i), and “Revolving Loan Commitments” means such commitments of all Lenders in the aggregate. “Revolving Loan Commitment Amount” means, at any date, the aggregate amount of the Revolving Loan Commitments of all Lenders. “Revolving Loan Commitment Termination Date” means May 1, 2020. “Revolving Loan Exposure”, with respect to any Lender, means, as of any date of determination (i) prior to the termination of the Revolving Loan Commitments, the amount of

21 that Lender’s Revolving Loan Commitment, and (ii) after the termination of the Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender plus (b) in the event that Lender is an Issuing Lender, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit or in any unreimbursed drawings thereunder) plus (c) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit plus (d) in the case of Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any assignments thereof deemed purchased by other Lenders) plus (e) the aggregate amount of all assignments deemed purchased by that Lender in any outstanding Swing Line Loans. “Revolving Loans” means the Loans made by Lenders to Company pursuant to subsection 2.1A(i). “Revolving Notes” means any promissory notes of Company issued pursuant to subsection 2.1E to evidence the Revolving Loans of any Lenders, substantially in the form of Exhibit IV annexed hereto. “S&P” means Standard & Poor’s Financial Services LLC, part of McGraw-Hill Financial and any successor thereto. “Sanctions” has the meaning assigned to that term in subsection 5.14A. “SAP” means, with respect to any Insurance Subsidiary, the statutory accounting practices prescribed or permitted by the insurance commissioner (or other similar authority) in the jurisdiction of such Person for the preparation of annual statements and other financial reports by insurance companies of the same type as such Person in effect from time to time, applied in a manner consistent with those used in preparing the financial statements referred to in Section 6.1. “Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002. “Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated, certificated or uncertificated, or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing. “Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute. “Securities Laws” means the Securities Act, the Exchange Act, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the Securities and Exchange Commission or the

22 Public Company Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date hereunder. “Significant Subsidiary” means, at any date of determination, any Subsidiary of Company which either (i) has assets at such time in excess of $1,000,000,000 or (ii) has net income in an amount in excess of 10% of the consolidated net income of Company and its Subsidiaries on a consolidated basis as reflected in the then most recent consolidated financial statements of Company and its Subsidiaries delivered pursuant to Section 6.1. The Significant Subsidiaries of Company as of March 31, 2015 are listed on Schedule 1.1 annexed hereto. “Solvent”, with respect to any Person, means that as of the date of determination both (i)(a) the then fair saleable value of the property of such Person is (1) greater than the total amount of liabilities (including contingent liabilities) of such Person and (2) not less than the amount that will be required to pay the probable liabilities on such Person’s then existing debts as they become absolute and due considering all financing alternatives, ordinary operating income and potential asset sales reasonably available to such Person; (b) such Person’s capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (c) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (ii) such Person is “solvent” within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Subsidiary”, with respect to any Person, means any corporation, partnership, trust, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the members of the Governing Body is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, other than any Variable Interest Entity. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, futures, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules,

23 a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swing Line Lender” means Wells Fargo, or any Person serving as a successor Administrative Agent hereunder, in its capacity as Swing Line Lender hereunder. “Swing Line Loan Commitment” means the commitment of Swing Line Lender to make Swing Line Loans to Company pursuant to subsection 2.1A(ii). “Swing Line Loans” means the Loans made by Swing Line Lender to Company pursuant to subsection 2.1A(ii). “Swing Line Note” means any promissory note of Company issued pursuant to subsection 2.1E to evidence the Swing Line Loans of Swing Line Lender, substantially in the form of Exhibit V annexed hereto. “Tax” or “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Government Authority, including any interest, fines, additions to tax or penalties applicable thereto. “Threshold Amount” means $100,000,000. “Total Utilization of Revolving Loan Commitments” means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans plus (ii) the aggregate principal amount of all outstanding Bid Loans plus (iii) the aggregate principal amount of all outstanding Swing Line Loans plus (iv) the Letter of Credit Usage. “Type” means (a) with respect to a Revolving Loan, its character as a Base Rate Loan or a Eurodollar Rate Revolving Loan, and (b) with respect to a Bid Loan, its character as an Absolute Rate Loan or a Eurodollar Margin Bid Loan. “UCC” means the Uniform Commercial Code as in effect in any applicable jurisdiction. “UCP” is defined in subsection 3.6. “Unasserted Obligations” means, at any time, Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (except for (i) the principal of

24 and interest on, and fees relating to, any Indebtedness and (ii) contingent reimbursement obligations in respect of amounts that may be drawn under Letters of Credit) in respect of which no claim or demand for payment has been made (or, in the case of Obligations for indemnification, no notice for indemnification has been issued by the Indemnitee) at such time. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.7B. “Variable Interest Entity” means any of (i) a “variable interest entity”, as defined in ASC 810, which is required to be consolidated under ASC 810, or (ii) a partnership or similar entity consolidated under the guidance of ASC 810 solely as a result of the application of the former guidance of EITF 04-5, FIN 46R or FASB 167. “Wells Fargo” has the meaning assigned to that term in the introduction to this Agreement. “Withholding Agent” means either or both of the Company and the Administrative Agent, as applicable. 1.2 Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement. Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Company to Lenders pursuant to subsection 6.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in subsection 6.1(v)). Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize GAAP as in effect on the date of determination, applied in a manner consistent with that used in preparing the financial statements referred to in subsection 5.3. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and Company, Administrative Agent or Requisite Lenders shall so request, Administrative Agent, Lenders and Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of Requisite Lenders), provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and Company shall provide to Administrative Agent and Lenders reconciliation statements provided for in subsection 6.1(v). For purposes of determining compliance with the financial covenants in Section 7.4 of this Agreement, such financial covenants shall be calculated without giving effect to any election under ASC 825 or ASC 470- 20 (or any other Financial Accounting Standards having a similar result or effect) to value any debt of Company or any Subsidiary at “fair value”, as defined therein.

25 1.3 Other Definitional Provisions and Rules of Construction. A. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. B. References to “Sections” and “subsections” shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. C. The use in any of the Loan Documents of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. D. Unless otherwise expressly provided herein, references to Organizational Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document. Section 2. AMOUNTS AND TERMS OF LOANS 2.1 Loans; Making of Loans; the Register; Optional Notes; Bid Loans. A. Loans. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, each Lender hereby severally agrees to make Revolving Loans as described in subsection 2.1A(i) and Swing Line Lender hereby agrees to make the Swing Line Loans as described in subsection 2.1A(ii). In addition, Company may request Bid Loans as described in subsection 2.1A(iii). (i) Revolving Loans. Each Lender severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to make revolving loans (each such loan a “Revolving Loan”) to Company from time to time during the period from the Restatement Closing Date to but excluding the Revolving Loan Commitment Termination Date in an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments to be used in accordance with the terms of this Agreement. The original amount of each Lender’s Revolving Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the original Revolving Loan Commitment Amount is $500,000,000; provided that the amount of the Revolving Loan

26 Commitment of each Lender shall be adjusted to give effect to any assignment of such Revolving Loan Commitment pursuant to subsection 10.1B and shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsection 2.4. There were no “Revolving Loans” (as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement immediately prior to the Restatement Closing Date. Each Lender’s Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and Company hereby agrees that all Revolving Loans and all other Obligations shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A(i) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date. Anything contained in this Agreement to the contrary notwithstanding, the Revolving Loans and the Revolving Loan Commitments shall be subject to the limitation that in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitment Amount then in effect. (ii) Swing Line Loans. (a) General Provisions. Swing Line Lender hereby agrees, subject to the limitations set forth in the last paragraph of subsection 2.1A(ii) and set forth below with respect to the maximum amount of Swing Line Loans permitted to be outstanding from time to time, to make a portion of the Revolving Loan Commitments available to Company from time to time during the period from the Effective Date to but excluding the Revolving Loan Commitment Termination Date by making Swing Line Loans to Company in an aggregate amount not exceeding the amount of the Swing Line Loan Commitment to be used for the purposes identified in subsection 2.5A, notwithstanding the fact that such Swing Line Loans, when aggregated with Swing Line Lender’s outstanding Revolving Loans and Swing Line Lender’s Pro Rata Share of the Letter of Credit Usage then in effect, may exceed Swing Line Lender’s Revolving Loan Commitment. The original amount of the Swing Line Loan Commitment is $200,000,000; provided that any reduction of the Revolving Loan Commitment Amount made pursuant to subsection 2.4 that reduces the Revolving Loan Commitment Amount to an amount less than the then current amount of the Swing Line Loan Commitment shall result in an automatic corresponding reduction of the amount of the Swing Line Loan Commitment to the amount of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of Company, Administrative Agent or Swing Line Lender. The Swing Line Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans shall be paid in full no later than that date. (b) Swing Line Loan Prepayment with Proceeds of Revolving Loans. With respect to any Swing Line Loans that have not been voluntarily prepaid by Company pursuant to subsection 2.4A(i), Swing Line Lender may, at any time in its sole and absolute discretion but not less frequently than once weekly, deliver to Administrative Agent (with a copy to Company), no later than 12:00 noon

27 (Minneapolis time) on the first Business Day in advance of the proposed Funding Date, a notice requesting Lenders to make Revolving Loans that are Base Rate Loans on such Funding Date in an amount equal to the amount of such Swing Line Loans (the “Refunded Swing Line Loans”) outstanding on the date such notice is given. Company hereby authorizes the giving of any such notice and the making of any such Revolving Loans. Anything contained in this Agreement to the contrary notwithstanding, (1) the proceeds of such Revolving Loans made by Lenders other than Swing Line Lender shall be immediately delivered by Administrative Agent to Swing Line Lender (and not to Company) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (2) on the day such Revolving Loans are made, Swing Line Lender’s Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by Swing Line Lender, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note, if any, of Swing Line Lender but shall instead constitute part of Swing Line Lender’s outstanding Revolving Loans and shall be due under the Revolving Note, if any, of Swing Line Lender. If any portion of any such amount paid (or deemed to be paid) to Swing Line Lender should be recovered by or on behalf of Company from Swing Line Lender in any bankruptcy proceeding, in any assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by subsection 10.5. (c) Swing Line Loan Assignments. On the Funding Date of each Swing Line Loan, each Lender shall be deemed to, and hereby agrees to, purchase an assignment of such Swing Line Loan in an amount equal to its Pro Rata Share. If for any reason (1) Revolving Loans are not made upon the request of Swing Line Lender as provided in the immediately preceding paragraph in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of such Swing Line Loan or (2) the Revolving Loan Commitments are terminated at a time when such Swing Line Loan is outstanding, upon notice from Swing Line Lender as provided below, each Lender shall fund the purchase of such assignment in an amount equal to its Pro Rata Share (calculated, in the case of the foregoing clause (2), immediately prior to such termination of the Revolving Loan Commitments) of the unpaid amount of such Swing Line Loan together with accrued interest thereon. Upon one Business Day’s notice from Swing Line Lender, each Lender shall deliver to Swing Line Lender such amount in same day funds at the Funding and Payment Office. In order to further evidence such assignment (and without prejudice to the effectiveness of the assignment provisions set forth above), each Lender agrees to enter into an Assignment Agreement at the request of Swing Line Lender in form and substance reasonably satisfactory to Swing Line Lender. In the event any Lender fails to make available to Swing Line Lender any amount as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by Swing Line Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate. In the event Swing Line Lender receives a payment of

28 any amount with respect to which other Lenders have funded the purchase of assignments as provided in this paragraph, Swing Line Lender shall promptly distribute to each such other Lender its Pro Rata Share of such payment. (d) Lenders’ Obligations. Anything contained herein to the contrary notwithstanding, each Lender’s obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to subsection 2.1A(ii)(b) and each Lender’s obligation to purchase an assignment of any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including (1) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Swing Line Lender, Company or any other Person for any reason whatsoever; (2) the occurrence or continuation of an Event of Default or a Potential Event of Default; (3) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries; (4) any breach of this Agreement or any other Loan Document by any party thereto; or (5) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that such obligations of each Lender are subject to the condition that (x) Swing Line Lender believed in good faith that all conditions under Section 4 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans, as the case may be, were satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made or (y) the satisfaction of any such condition not satisfied had been waived in accordance with subsection 10.6 prior to or at the time such Refunded Swing Line Loans or other unpaid Swing Line Loans were made. (e) Other Arrangements. Notwithstanding any other provision hereof, the Company and the Swing Line Lender may agree from time to time upon mutually satisfactory separate arrangements for the borrowing and funding of Swing Line Loans. Such provisions may include, among other things, the making of Swing Line Loans through disbursements made from an automatic sweep account, which Swing Line Loans shall be deemed to be made upon the making of such disbursements. (f) Defaulting Lenders. Notwithstanding anything to the contrary contained in this subsection 2.1A(ii), Swing Line Lender shall not be obligated to make any Swing Line Loan at a time when any other Lender is a Defaulting Lender, unless Swing Line Lender has entered into arrangements (which may include Cash Collateralization) with Company or such Defaulting Lender which are satisfactory to Swing Line Lender to eliminate Swing Line Lender’s Fronting Exposure (after giving effect to subsection 2.11C) with respect to any such Defaulting Lender. (iii) Bid Loans.

29 (a) General. Subject to the terms and conditions set forth herein, each Lender agrees that Company may from time to time request the Lenders to submit offers to make loans in Dollars (each such loan, a “Bid Loan”) to Company prior to the Revolving Loan Commitment Termination Date pursuant to this subsection 2.1A(iii); provided, however, that after giving effect to any Bid Borrowing, the Total Utilization of Revolving Loan Commitments shall not exceed the Revolving Loan Commitment Amount. There shall not be more than seven different Interest Periods in effect with respect to Bid Loans at any time. Company shall repay each Bid Loan on the last day of the Interest Period in respect thereof. (b) Requesting Competitive Bids. Company may request the submission of Competitive Bids by delivering a Bid Request to Administrative Agent not later than 1:00 P.M. (Minneapolis time) (i) one Business Day prior to the requested date of any Bid Borrowing that is to consist of Absolute Rate Loans, or (ii) four Business Days prior to the requested date of any Bid Borrowing that is to consist of Eurodollar Margin Bid Loans. Each Bid Request shall specify (i) the requested date of the Bid Borrowing (which shall be a Business Day), (ii) the aggregate principal amount of Bid Loans requested (which must be in a minimum amount of $5,000,000 and a multiple of $1,000,000 in excess thereof), (iii) the Type of Bid Loans requested, (iv) the duration of the Interest Period with respect thereto (which shall be for maturities of 7 to 360 days) and (v) the day-count convention, if other than actual/360, and shall be signed by an authorized Officer of Company. No Bid Request shall contain a request for (i) more than one Type of Bid Loan or (ii) Bid Loans having more than three different Interest Periods. Unless Administrative Agent otherwise agrees in its sole and absolute discretion, Company may not submit a Bid Request if it has submitted another Bid Request within the prior five Business Days. (c) Submitting Competitive Bids. (i) Administrative Agent shall promptly notify each Lender of each Bid Request received by it from Company and the contents of such Bid Request. (ii) Each Lender may (but shall have no obligation to) submit a Competitive Bid containing an offer to make one or more Bid Loans in response to such Bid Request. Such Competitive Bid must be delivered to Administrative Agent not later than 11:30 A.M. (Minneapolis time) (A) on the requested date of any Bid Borrowing that is to consist of Absolute Rate Loans, and (B) three Business Days prior to the requested date of any Bid Borrowing that is to consist of Eurodollar Margin Bid Loans; provided, however, that any Competitive Bid submitted by Wells Fargo in its capacity as a Lender in response to any Bid Request must be submitted to Administrative Agent not later than 11:15 A.M. (Minneapolis time) on the date on which Competitive Bids are required to be delivered by the other Lenders in response to such Bid Request. Each Competitive Bid shall specify (A) the proposed date of the Bid Borrowing; (B) the principal

30 amount of each Bid Loan for which such Competitive Bid is being made, which principal amount (x) may be equal to, greater than or less than the Commitment of the bidding Lender, (y) must be in a minimum amount of $5,000,000 and a multiple of $1,000,000 in excess thereof, and (z) may not exceed the principal amount of Bid Loans for which Competitive Bids were requested; (C) if the proposed Bid Borrowing is to consist of Absolute Rate Loans, the Absolute Rate offered for each such Bid Loan and the Interest Period applicable thereto; (D) if the proposed Bid Borrowing is to consist of Eurodollar Margin Bid Loans, the Eurodollar Bid Margin with respect to each such Eurodollar Margin Bid Loan and the Interest Period applicable thereto; and (E) the identity of the bidding Lender. (iii) Any Competitive Bid shall be disregarded if it (A) is received after the applicable time specified in subsection (ii) above, (B) is not substantially in the form of a Competitive Bid as specified herein, (C) contains qualifying, conditional or similar language, (D) proposes terms other than or in addition to those set forth in the applicable Bid Request, or (E) is otherwise not responsive to such Bid Request. Any Lender may correct a Competitive Bid containing a manifest error by submitting a corrected Competitive Bid (identified as such) not later than the applicable time required for submission of Competitive Bids. Any such submission of a corrected Competitive Bid shall constitute a revocation of the Competitive Bid that contained the manifest error. Administrative Agent may, but shall not be required to, notify any Lender of any manifest error it detects in such Lender’s Competitive Bid. (iv) Subject only to the provisions of subsections 2.6B, 2.6C and 4.2 and subsection (iii) above, each Competitive Bid shall be irrevocable. (d) Notice to Company of Competitive Bids. Not later than 12:00 noon (Minneapolis time) (i) on the requested date of any Bid Borrowing that is to consist of Absolute Rate Loans, or (ii) three Business Days prior to the requested date of any Bid Borrowing that is to consist of Eurodollar Margin Bid Loans, Administrative Agent shall notify Company of the identity of each Lender that has submitted a Competitive Bid that complies with subsection 2.1A(iii)(c) and of the terms of the offers contained in each such Competitive Bid. (e) Acceptance of Competitive Bids. Not later than 12:30 P.M. (Minneapolis time) (i) on the requested date of any Bid Borrowing that is to consist of Absolute Rate Loans, and (ii) three Business Days prior to the requested date of any Bid Borrowing that is to consist of Eurodollar Margin Bid Loans, Company shall notify Administrative Agent of its acceptance or rejection of the offers notified to it pursuant to subsection 2.1A(iii)(d). Company shall be under no obligation to accept any Competitive Bid and may choose to reject all Competitive Bids. In the case of acceptance, such notice shall specify the

31 aggregate principal amount of Competitive Bids for each Interest Period that is accepted. Company may accept any Competitive Bid in whole or in part; provided that: (i) the aggregate principal amount of each Bid Borrowing may not exceed the applicable amount set forth in the related Bid Request; (ii) the principal amount of each Bid Loan must be $5,000,000 and a multiple of $1,000,000 in excess thereof; (iii) the acceptance of offers may be made only on the basis of ascending Absolute Rates or Eurodollar Bid Margins within each Interest Period; and (iv) Company may not accept any offer that is described in subsection 2.1A(iii)(c)(iii) or that otherwise fails to comply with the requirements hereof. (f) Procedure for Identical Bids. If two or more Lenders have submitted Competitive Bids at the same Absolute Rate or Eurodollar Bid Margin, as the case may be, for the same Interest Period, and the result of accepting all of such Competitive Bids in whole (together with any other Competitive Bids at lower Absolute Rates or Eurodollar Bid Margins, as the case may be, accepted for such Interest Period in conformity with the requirements of subsection 2.1A(iii)(e)(iii)) would be to cause the aggregate outstanding principal amount of the applicable Bid Borrowing to exceed the amount specified therefor in the related Bid Request, then, unless otherwise agreed by Company, Administrative Agent and such Lenders, such Competitive Bids shall be accepted as nearly as possible in proportion to the amount offered by each such Lender in respect of such Interest Period, with such accepted amounts being rounded to the nearest whole multiple of $1,000,000. (g) Notice to Lenders of Acceptance or Rejection of Bids. Administrative Agent shall promptly notify each Lender having submitted a Competitive Bid whether or not its offer has been accepted and, if its offer has been accepted, of the amount of the Bid Loan or Bid Loans to be made by it on the date of the applicable Bid Borrowing. Any Competitive Bid or portion thereof that is not accepted by Company by the applicable time specified in subsection 2.1A(iii)(e) shall be deemed rejected. (h) Notice of Eurodollar Base Rate. If any Bid Borrowing is to consist of Eurodollar Margin Loans, Administrative Agent shall determine the Eurodollar Base Rate for the relevant Interest Period, and promptly after making such determination, shall notify Company and the Lenders that will be participating in such Bid Borrowing of such Eurodollar Base Rate. (i) Funding of Bid Loans. Each Lender that has received notice pursuant to subsection 2.1A(iii)(g) that all or a portion of its Competitive Bid has

32 been accepted by Company shall make the amount of its Bid Loan(s) available to Administrative Agent in immediately available funds at Administrative Agent’s Office not later than 2:00 P.M. (Minneapolis time) on the date of the requested Bid Borrowing. Upon satisfaction of the applicable conditions set forth in subsection 4.2, Administrative Agent shall make all funds so received available to Company in like funds as received by Administrative Agent. (j) Notice of Range of Bids. After each Competitive Bid auction pursuant to this subsection 2.1A(iii), Administrative Agent shall notify each Lender that submitted a Competitive Bid in such auction of the ranges of bids submitted (without the bidder’s name) and accepted for each Bid Loan and the aggregate amount of each Bid Borrowing. B. Borrowing Mechanics. Revolving Loans made on any Funding Date (other than Swing Line Loans, Revolving Loans made pursuant to a request by Swing Line Lender pursuant to subsection 2.1A(ii) or Revolving Loans made pursuant to subsection 3.3B) shall be in an aggregate minimum amount of $5,000,000 and multiples of $1,000,000 in excess of that amount. Swing Line Loans made on any Funding Date shall be in an aggregate minimum amount of $1,000,000 and multiples of $500,000 in excess of that amount. Whenever Company desires that Lenders make Revolving Loans it shall deliver to Administrative Agent a duly executed Notice of Revolving Borrowing no later than 1:00 P.M. (Minneapolis time) at least three Business Days in advance of the proposed Funding Date (in the case of a Eurodollar Rate Loan) or at least one Business Day in advance of the proposed Funding Date (in the case of a Base Rate Loan). Whenever Company desires that Swing Line Lender make a Swing Line Loan, it shall deliver to Administrative Agent a duly executed Notice of Revolving Borrowing no later than 3:30 P.M. (Minneapolis time) on the proposed Funding Date. Revolving Loans may be continued as or converted into Base Rate Loans and Eurodollar Rate Loans in the manner provided in subsection 2.2D. In lieu of delivering a Notice of Revolving Borrowing, Company may give Administrative Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B; provided that such notice shall be promptly confirmed in writing by delivery of a duly executed Notice of Revolving Borrowing to Administrative Agent on or before the applicable Funding Date. Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by an Officer or other person authorized to borrow on behalf of Company or for otherwise acting in good faith under this subsection 2.1B or under subsection 2.2D, and upon funding of Loans by Lenders, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans pursuant to subsection 2.2D, in each case in accordance with this Agreement, pursuant to any such telephonic notice Company shall have effected Loans or a conversion or continuation, as the case may be, hereunder. Company shall notify Administrative Agent prior to the funding of any Revolving Loans in the event that any of the matters to which Company is required to certify in the applicable Notice of Revolving Borrowing is no longer true and correct as of the applicable Funding Date, and the acceptance by Company of the proceeds of any Revolving Loans shall

33 constitute a re-certification by Company, as of the applicable Funding Date, as to the matters to which Company is required to certify in the applicable Notice of Revolving Borrowing. Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Revolving Borrowing for, or a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to make a borrowing or to effect a conversion or continuation in accordance therewith. C. Disbursement of Funds. All Revolving Loans shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that neither Administrative Agent nor any Lender shall be responsible for any default by any other Lender in that other Lender’s obligation to make a Revolving Loan requested hereunder nor shall the amount of the Commitment of any Lender to make the particular Type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender’s obligation to make a Revolving Loan requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Revolving Borrowing pursuant to subsection 2.1A (or telephonic notice in lieu thereof), Administrative Agent shall notify each Lender for that Type of Loan or Swing Line Lender, as the case may be, of the proposed borrowing. Each such Lender (other than Swing Line Lender) shall make the amount of its Revolving Loan available to Administrative Agent not later than 1:00 P.M. (Minneapolis time) on the applicable Funding Date, and Swing Line Lender shall make the amount of its Swing Line Loan available to Administrative Agent not later than 4:30 P.M. (Minneapolis time) on the applicable Funding Date, in each case in same day funds in Dollars, at the Funding and Payment Office. Except as provided in subsection 2.1A(ii) and subsection 3.3B with respect to Revolving Loans used to repay Refunded Swing Line Loans or to reimburse any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsections 4.1 and 4.2, Administrative Agent shall make the proceeds of such Revolving Loans available to Company on the applicable Funding Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Revolving Loans received by Administrative Agent from Lenders to be credited to the account of Company at the Funding and Payment Office. Unless Administrative Agent shall have been notified by any Lender prior to a Funding Date that such Lender does not intend to make available to Administrative Agent the amount of such Lender’s Revolving Loan requested on such Funding Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Funding Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Company a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent’s demand therefor, Administrative Agent shall promptly notify Company and Company shall immediately pay such corresponding amount to Administrative Agent together with interest

34 thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the rate payable under this Agreement for Base Rate Loans. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Company may have against any Lender as a result of any default by such Lender hereunder. D. The Register. Administrative Agent, acting for these purposes solely as an agent of Company (it being acknowledged that Administrative Agent, in such capacity, and its officers, directors, employees, agent and affiliates shall constitute Indemnitees under subsection 10.3), shall maintain (and make available for inspection by Company and by each Lender, but only as to information regarding the Loans made by such Lender, upon reasonable prior notice at reasonable times) at its address referred to in subsection 10.8 a register for the recordation of, and shall record, the names and addresses of Lenders and the respective amounts of the Revolving Loan Commitment, Swing Line Loan Commitment, Revolving Loans and Swing Line Loans of each Lender from time to time (the “Register”). Company, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof; all amounts owed with respect to any Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof; and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans. Each Lender shall record on its internal records the amount of its Loans and Commitments and each payment in respect hereof, and any such recordation shall be conclusive and binding on Company, absent manifest error, subject to the entries in the Register, which shall, absent manifest error, govern in the event of any inconsistency with any Lender’s records. Failure to make any recordation in the Register or in any Lender’s records, or any error in such recordation, shall not affect any Loans or Commitments or any Obligations in respect of any Loans. E. Optional Notes. If so requested by any Lender by written notice to Company (with a copy to Administrative Agent) at least two Business Days prior to the Restatement Closing Date or at any time thereafter, Company shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to subsection 10.1) on the Restatement Closing Date (or, if such notice is delivered after the Restatement Closing Date, promptly after Company’s receipt of such notice) a promissory note or promissory notes to evidence such Lender’s Revolving Loans or Swing Line Loans, substantially in the form of Exhibit IV or Exhibit V annexed hereto, respectively, with appropriate insertions. 2.2 Interest on the Loans. A. Rate of Interest. Subject to the provisions of subsections 2.6 and 2.7, each Revolving Loan and Swing Line Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Eurodollar Rate. The applicable basis for determining the rate of interest with respect to any Revolving Loan or Swing Line Loan shall be selected by Company initially at the time a Notice of Revolving Borrowing is given with respect

35 to such Loan pursuant to subsection 2.1B, and the basis for determining the interest rate with respect to any Revolving Loan may be changed from time to time pursuant to subsection 2.2D. If on any day a Revolving Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate, and if on any day a Swing Line Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Eurodollar Rate. (i) Subject to the provisions of subsections 2.2E, 2.2G and 2.7, the Revolving Loans shall bear interest through maturity as follows: (a) if a Base Rate Loan, then at the sum of the Base Rate plus the Base Rate Margin; or (b) if a Eurodollar Rate Loan, then at the sum of the Eurodollar Rate plus the Eurodollar Rate Margin. (ii) Each Bid Loan shall bear interest on the outstanding principal amount thereof for the Interest Period therefor at a rate per annum equal to the Eurodollar Rate for such Interest Period plus (or minus) the Eurodollar Bid Margin, or at the Absolute Rate for such Interest Period, as the case may be. (iii) Subject to the provisions of subsections 2.2E, 2.2G and 2.7, the Swing Line Loans shall bear interest through maturity at either: (a) the sum of the Base Rate plus the Base Rate Margin; or (b) the sum of the Eurodollar Rate (determined on a daily basis as set forth in the definition of Eurodollar Rate) plus the Eurodollar Rate Margin plus 0.50%. B. Interest Periods. In connection with each Eurodollar Rate Loan or Bid Request, Company may, pursuant to the applicable Notice of Revolving Borrowing, Notice of Conversion/Continuation or Bid Request, as the case may be, select an interest period (each an “Interest Period”) to be applicable to such Loan, which Interest Period shall be, at Company’s option, (a) as to each Eurodollar Rate Revolving Loan, the period commencing on the date such Eurodollar Rate Revolving Loan is disbursed or converted to or continued as a Eurodollar Rate Revolving Loan and ending on the date one, two, three or six months thereafter, as selected by Company in its Notice of Revolving Borrowing or twelve months if requested by Company and available to all the Lenders; and (b) as to each Bid Loan, a period of not less than 7 days and not more than 360 days as selected by Company in its Bid Request; provided that: (i) the initial Interest Period for any Eurodollar Rate Loan shall commence on the Funding Date in respect of such Loan, in the case of a Loan initially made as a Eurodollar Rate Loan, or on the date specified in the applicable Notice of

36 Conversion/Continuation, in the case of a Loan converted to a Eurodollar Rate Revolving Loan; (ii) in the case of immediately successive Interest Periods applicable to a Eurodollar Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires; (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day; (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this subsection 2.2B, end on the last Business Day of a calendar month; (v) no Interest Period with respect to any portion of the Revolving Loans or any Bid Loans shall extend beyond the Revolving Loan Commitment Termination Date; (vi) there shall be no more than seven Interest Periods with respect to Revolving Loans outstanding at any time; and (vii) in the event Company fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Notice of Revolving Borrowing or Notice of Conversion/Continuation, Company shall be deemed to have selected an Interest Period of one month. C. Interest Payments. Subject to the provisions of subsection 2.2E, interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity); provided that, in the event any Swing Line Loans or any Revolving Loans that are Base Rate Loans are prepaid pursuant to subsection 2.4A(i), interest accrued on such Loans through the date of such prepayment shall be payable on the next succeeding Interest Payment Date applicable to Base Rate Loans (or, if earlier, at final maturity). D. Conversion or Continuation. Subject to the provisions of subsection 2.6, Company shall have the option (i) to convert at any time all or any part of its outstanding Revolving Loans equal to $5,000,000 and multiples of $1,000,000 in excess of that amount from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis or (ii) upon the expiration of any Interest Period applicable to a Eurodollar Rate Revolving Loan, to continue all or any portion of such Loan equal to $5,000,000 and multiples of $1,000,000 in excess of that amount as a Eurodollar Rate Revolving Loan; provided, however, that a Eurodollar Rate Revolving Loan may only be converted into a Base Rate Loan on the expiration date of an Interest Period applicable thereto.

37 Company shall deliver a duly executed Notice of Conversion/Continuation to Administrative Agent no later than 1:00 P.M. (Minneapolis time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Revolving Loan). In lieu of delivering a Notice of Conversion/Continuation, Company may give Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2D; provided that such notice shall be promptly confirmed in writing by delivery of a duly executed Notice of Conversion/Continuation to Administrative Agent on or before the proposed conversion/continuation date. Administrative Agent shall notify each Lender of any Loan subject to a Notice of Conversion/Continuation. E. Default Rate. Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand by Administrative Agent at a rate that is 2% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans); provided that, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender. F. Computation of Interest. Except as may be provided with respect to a Bid Loan, interest on the Loans shall be computed on the basis of a 365-day year (or a 366-day year in case of a leap year) with respect to Base Rate Loans and otherwise a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Revolving Loan, the date of conversion of such Eurodollar Rate Revolving Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Revolving Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day’s interest shall be paid on that Loan. G. Maximum Rate. Notwithstanding the foregoing provisions of this subsection 2.2, in no event shall the rate of interest payable by Company with respect to any Loan exceed the maximum rate of interest permitted to be charged under applicable law.

38 2.3 Fees. A. Facility Fee. Company shall pay to Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, a facility fee equal to the Applicable Margin times the actual daily amount of the Revolving Loan Commitment Amount (or, if the Revolving Loan Commitment Amount has terminated, on the Total Utilization of Revolving Loan Commitments), regardless of usage. The facility fee shall accrue at all times from the Restatement Closing Date to the Revolving Loan Commitment Termination Date (and thereafter so long as any Loans or Letter of Credit Usage remain outstanding), including at any time during which one or more of the conditions in subsection 4.2 is not met, and shall be due and payable in arrears on and to (but excluding) the last Business Day of each March, June, September and December of each year and on the Revolving Loan Commitment Termination Date (and, if applicable, thereafter on demand). The facility fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Margin during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect. B. Other Fees. Company agrees to pay to the Agents such fees in the amounts and at the times separately agreed upon between Company and the Agents. 2.4 Repayments, Prepayments and Reductions of Revolving Loan Commitment Amount; General Provisions Regarding Payments. A. Prepayments and Reductions in Revolving Loan Commitment Amount. (i) Voluntary Prepayments. Company may, upon written or telephonic notice to Administrative Agent on or prior to 12:00 noon (Minneapolis time) on the date of prepayment, which notice, if telephonic, shall be promptly confirmed in writing, at any time and from time to time prepay, without premium or penalty, any Swing Line Loan on any Business Day in whole or in part in an aggregate minimum amount of $1,000,000 and multiples of $500,000 in excess of that amount. Company may, upon not less than one Business Day’s prior written or telephonic notice, in the case of Base Rate Loans, and three Business Days’ prior written or telephonic notice, in the case of Eurodollar Rate Loans, in each case given to Administrative Agent by 12:00 noon (Minneapolis time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent, who will promptly notify each Lender whose Loans are to be prepaid of such prepayment, at any time and from time to time prepay, without premium or penalty, any Revolving Loans on any Business Day in whole or in part in an aggregate minimum amount of $5,000,000 and multiples of $1,000,000 in excess of that amount. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in subsection 2.4A(iv) and, in the case of Eurodollar Rate Loans, shall be subject to subsection 2.6D. (ii) Voluntary Reductions of Revolving Loan Commitments. Company may, upon not less than three Business Days’ prior written or telephonic notice confirmed in

39 writing to Administrative Agent, or upon such lesser number of days’ prior written or telephonic notice, as determined by Administrative Agent in its sole discretion, at any time and from time to time, terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitment Amount in an amount up to the amount by which the Revolving Loan Commitment Amount exceeds the Total Utilization of Revolving Loan Commitments at the time of such proposed termination or reduction; provided that any such partial reduction of the Revolving Loan Commitment Amount shall be in an aggregate minimum amount of $1,000,000 and multiples of $100,000 in excess of that amount. Company’s notice to Administrative Agent (who will promptly notify each Lender of such notice) shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction shall be effective on the date specified in Company’s notice and shall reduce the amount of the Revolving Loan Commitment of each Lender proportionately to its Pro Rata Share. Any such voluntary reduction of the Revolving Loan Commitment Amount shall be applied as specified in subsection 2.4A(iv). (iii) Mandatory Prepayments Due to Reductions of Revolving Loan Commitment Amount. Company shall from time to time prepay first the Swing Line Loans, second the Revolving Loans and third the Bid Loans (and, after prepaying all Loans, Cash Collateralization of any outstanding Letters of Credit by depositing the requisite amount with the Issuing Lender) to the extent necessary so that the Total Utilization of Revolving Loan Commitments shall not at any time exceed the Revolving Loan Commitment Amount then in effect. At such time as the Total Utilization of Revolving Loan Commitments shall be equal to or less than the Revolving Loan Commitment Amount if no Event of Default has occurred and is continuing, to the extent any Cash Collateralization was provided by Company and has not been applied to any Obligations, such amount shall be released to Company. (iv) Application of Prepayments. (a) Application of Voluntary Prepayments by Type of Loans and Order of Maturity. Any voluntary prepayments pursuant to subsection 2.4A(i) shall be applied as specified by Company in the applicable notice of prepayment; provided that in the event Company fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied first to repay outstanding Swing Line Loans to the full extent thereof, and second to repay outstanding Revolving Loans to the full extent thereof. (b) Application of Mandatory Prepayments by Type of Loans. Any mandatory reduction of the Revolving Loan Commitment Amount pursuant to this subsection 2.4A shall be in proportion to each Lender’s Pro Rata Share. (c) Application of Prepayments to Base Rate Loans and Eurodollar Rate Loans. Considering Revolving Loans being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner that

40 minimizes the amount of any payments required to be made by Company pursuant to subsection 2.6D. (v) No Bid Loan may be prepaid without the prior consent of the applicable Bid Loan Lender. B. General Provisions Regarding Payments. (i) Manner and Time of Payment. All payments by Company of principal, interest, fees and other Obligations shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 2:00 P.M. (Minneapolis time) on the date due at the Funding and Payment Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day. (ii) Application of Payments to Principal and Interest. Except as provided in subsection 2.2C, all payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments shall be applied to the payment of interest before application to principal. (iii) Apportionment of Payments. Aggregate payments of principal and interest shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to Lenders’ respective Pro Rata Shares or, in the case of Bid Loans, for the account of the respective Lenders entitled to such payments. Administrative Agent shall promptly distribute to each Lender, at the account specified in the payment instructions delivered to Administrative Agent by such Lender, its Pro Rata Share of all such payments received by Administrative Agent and fees of such Lender, if any, when received by Administrative Agent pursuant to subsections 2.3 and 3.2. Notwithstanding the foregoing provisions of this subsection 2.4B(iii), if, pursuant to the provisions of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Revolving Loans, Administrative Agent shall give effect thereto in apportioning interest payments received thereafter. (iv) Payments on Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be. C. Payments after Event of Default. Upon the occurrence and during the continuation of an Event of Default, if requested by Requisite Lenders, or upon acceleration of the Obligations pursuant to Section 8, all payments received by Administrative Agent, whether from Company or otherwise may, in the discretion of Administrative Agent, be held by

41 Administrative Agent, and/or (then or at any time thereafter) shall be applied in full or in part by Administrative Agent, in each case in the following order of priority: (i) to the payment of all costs and expenses of such sale, collection or other realization, all other expenses, liabilities and advances made or incurred by Administrative Agent in connection therewith, and all amounts for which Administrative Agent is entitled to compensation (including the fees described in subsection 2.3B), reimbursement and indemnification under any Loan Document and all advances made by Administrative Agent thereunder for the account of Company, and to the payment of all costs and expenses paid or incurred by Administrative Agent in connection with the Loan Documents, all in accordance with subsections 9.4, 10.2 and 10.3 and the other terms of this Agreement and the Loan Documents; (ii) thereafter, to the payment of all other Obligations for the ratable benefit of the holders thereof (subject to the provisions of subsection 2.4B(ii) hereof); and (iii) thereafter, to the payment to or upon the order of Company or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct. 2.5 Use of Proceeds. A. Loans. The proceeds of any Loans may be applied by Company for working capital or any other general corporate purposes. B. Margin Regulations. No portion of the proceeds of any borrowing under this Agreement shall be used by Company or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds. C. Sanctions; Anti-Corruption Laws. Company will not, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as underwriter, advisor, investor, or otherwise). No part of the proceeds of the Loans will be used, directly or indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any other applicable anti-corruption law. 2.6 Special Provisions Governing Loans based on the Eurodollar Rate. Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurodollar Rate Loans or, except with respect

42 to paragraphs D through F below, Base Rate Loans or Swing Line Loans as to which the interest rate is determined by reference to the Eurodollar Rate as to the matters covered: A. Determination of Applicable Interest Rate. On each Interest Rate Determination Date, Administrative Agent shall determine in accordance with the terms of this Agreement (which determination shall, absent manifest error, be conclusive and binding upon all parties) the Eurodollar Rate that shall apply to the Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Company and each applicable Lender. B. Inability to Determine Applicable Interest Rate. If with respect to any Interest Period: (i) Administrative Agent determines that, or the Requisite Lenders determine and advise Administrative Agent that, deposits in Dollars (in the applicable amounts) are not being offered in the London interbank eurodollar market for such Interest Period; or (ii) Administrative Agent otherwise determines, or the Requisite Lenders determine and advise Administrative Agent (which determination shall be binding and conclusive on all parties), that by reason of circumstances affecting the London interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable Eurodollar Rate; or (iii) Administrative Agent determines, or the Requisite Lenders determine and advise Administrative Agent, that the Eurodollar Rate as determined by Administrative Agent will not adequately and fairly reflect the cost to the Lenders of maintaining or funding a Eurodollar Rate Loan for such Interest Period or a Base Rate Loan or Swing Line Loan as to which the interest rate is determined by reference to the Eurodollar Rate, or that the making or funding of Eurodollar Rate Loan or a Base Rate Loan or Swing Line Loan as to which the interest rate is determined by reference to the Eurodollar Rate has become impracticable as a result of an event occurring after the date of this Agreement which in the opinion of such Lenders materially affects such Loans; then Administrative Agent shall promptly notify the affected parties and (A) in the event of any occurrence described in the foregoing clause (i) Company shall enter into good faith negotiations with each affected Lender in order to determine an alternate method to determine the Eurodollar Rate for such Lender, and during the pendency of such negotiations with any Lender, such Lender shall be under no obligation to make any new Eurodollar Rate Loan and the interest rate applicable to each Base Rate Loan and Swing Line Loan shall be determined without reference to the Eurodollar Rate, and (B) in the event of any occurrence described in the foregoing clauses (ii) or (iii), for so long as such circumstances shall continue, no Lender shall be under any obligation to make any new Eurodollar Rate Loan and the interest rate applicable to each Base Rate Loan and Swing Line Loan shall be determined without reference to the Eurodollar Rate. C. Illegality or Impracticability of Eurodollar Rate Loans. In the event that on any date any Lender shall have determined (which determination shall be conclusive and

43 binding upon all parties hereto but shall be made only after consultation with Company and Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans or Base Rate Loans or Swing Line Loan as to which the interest rate is determined by reference to the Eurodollar Rate (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the interbank Eurodollar market or the position of such Lender in that market, then, and in any such event, such Lender shall be an “Affected Lender” and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Company and Administrative Agent of such determination. Administrative Agent shall promptly notify each other Lender of the receipt of such notice. Thereafter (a) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Revolving Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan or Swing Line Loan then being requested by Company pursuant to a Notice of Revolving Borrowing or a Notice of Conversion/Continuation or otherwise, as applicable, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (c) the Affected Lender’s obligation to maintain its outstanding Eurodollar Rate Loans and Swing Line Loans as to which the interest rate is determined by reference to the Eurodollar Rate (collectively, the “Affected Loans”), shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (d) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan or Swing Line Loan as to which the interest rate is determined by reference to the Eurodollar Rate then being requested by Company pursuant to a Notice of Revolving Borrowing, Bid Request or a Notice of Conversion/Continuation or otherwise, as applicable, Company shall have the option, subject to the provisions of subsection 2.6D, to rescind such Notice of Revolving Borrowing, Bid Request or Notice of Conversion/Continuation or other request, as applicable, as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above. Administrative Agent shall promptly notify each other Lender of the receipt of such notice. Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms of this Agreement. D. Compensation For Breakage or Non-Commencement of Interest Periods. Company shall compensate each Lender, upon written request by that Lender pursuant to subsection 2.8A, for all reasonable losses, expenses and liabilities (including any interest paid by that Lender to lenders of funds borrowed by it to make or carry its applicable Loans and any loss, expense or liability sustained by that Lender in connection with the liquidation or re- employment of such funds or from fees payable to terminate the deposits from which such funds were obtained) which that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a

44 Notice of Revolving Borrowing or a telephonic request therefor, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request therefor, (ii) if any prepayment or other principal payment or any conversion of any of its Eurodollar Rate Loans (including any prepayment or conversion occasioned by the circumstances described in subsection 2.6C or the paragraph following subsection 8.14) occurs on a date prior to the last day of an Interest Period applicable to that Loan, (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Company, or (iv) as a consequence of any other default by Company in the repayment of its Eurodollar Rate Loans on a date prior to the last day of the Interest Period therefor. Breakage cost loss shall consist of an amount equal to the excess, if a positive number, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Rate Loans provided for herein (excluding, however, the Eurodollar Rate Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. E. Booking of Eurodollar Rate Loans. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender. F. Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had funded each of its Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period, whether or not its Eurodollar Rate Loans had been funded in such manner. G. Eurodollar Rate Loans After Default. After the occurrence of and during the continuation of an Event of Default, (i) Company may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for that Loan or a Swing Line Loan as to which the interest rate is determined by reference to the Eurodollar Rate, as applicable, and (ii) subject to the provisions of subsection 2.6D, any Notice of Revolving Borrowing or Notice of Conversion/Continuation given by Company with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed to be for a Base Rate Loan or a Swing Line Loan as to which the interest rate is determined by reference to the Base Rate, as applicable, or, if the conditions to making a Loan set forth in subsection 4.2 cannot then be satisfied, to be rescinded by Company. 2.7 Increased Costs; Taxes; Capital Adequacy. A. Compensation for Increased Costs. Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the

45 event that any Lender (including any Issuing Lender) shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any Change in Law: (i) subjects such Lender to any additional Tax of any kind whatsoever with respect to this Agreement or any of its obligations hereunder (including with respect to issuing or maintaining any Letters of Credit or purchasing or maintaining any participations therein or maintaining any Commitment hereunder) or any payments to such Lender of principal, interest, fees or any other amount payable hereunder (except for the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender); (ii) imposes, modifies or holds applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Eurodollar Rate); or (iii) imposes any other condition (other than with respect to Taxes) on or affecting such Lender or its obligations hereunder or the interbank Eurodollar market; and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining its Loans or Commitments or agreeing to issue, issuing or maintaining any Letter of Credit or agreeing to purchase, purchasing or maintaining any participation therein or to reduce any amount received or receivable by such Lender with respect thereto; then, in any such case, Company shall promptly pay to such Lender, upon receipt of the statement referred to in subsection 2.8A, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion may reasonably determine) as may be necessary to compensate such Lender on an after-tax basis for any such increased cost or reduction in amounts received or receivable hereunder. Company shall not be required to compensate a Lender pursuant to this subsection 2.7A for any increased cost or reduction in respect of a period occurring more than 90 days prior to the date on which such Lender notifies Company of such Change in Law and such Lender’s intention to claim compensation therefor, except, if the Change in Law giving rise to such increased cost or reduction is retroactive, no such 90 day time limitation shall apply to such period of retroactivity, so long as such Lender requests compensation within 90 days from the date on which such Lender obtained actual knowledge of such Change in Law. B. Taxes. (i) Issuing Lender. For purposes of this Section 2.7B, the term “Lender” includes any Issuing Lender and the term “applicable law” includes FATCA. (ii) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Company or any of its Subsidiaries under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable

46 law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Government Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Company or any of its Subsidiaries shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (iii) Payment of Other Taxes by the Company. The Company shall timely pay to the relevant Government Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (iv) Indemnification by the Company. The Company shall indemnify each Recipient, within 30 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient (whether directly or pursuant to subsection 2.7B(viii)) or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Government Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent demonstrable error. (v) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Company to a Government Authority, the Company shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Government Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (vi) Status of Lenders. (A) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion,

47 execution and submission of such documentation (other than such documentation set forth in Sections 2.7B(vi)(B)(1), (B)(2) and (B)(4) below) shall not be required if in the applicable Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (B) Without limiting the generality of the foregoing, (1) any Lender that is a U.S. Person shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (2) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable: (i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or W- 8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (ii) executed originals of IRS Form W-8ECI; (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit VIII-A to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or (iv) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit VIII-B or Exhibit VIII-C, IRS Form W-9, and/or other

48 certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit VIII-D on behalf of each such direct and indirect partner; (3) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and (4) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (4), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so. (vii) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Government Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (vii) (plus any

49 penalties, interest or other charges imposed by the relevant Government Authority) in the event that such indemnified party is required to repay such refund to such Government Authority. Notwithstanding anything to the contrary in this paragraph (vii), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (vii) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (viii) Indemnification of the Administrative Agent. Each Lender and the Issuing Lender shall severally indemnify the Administrative Agent within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Company has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Company to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.1B relating to the maintenance of a Participant Register and (ii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Government Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent demonstrable error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (viii). (ix) Survival. Each party’s obligations under this Section 2.7B shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. C. Capital Adequacy Adjustment. If any Lender shall have determined that any Change in Law regarding capital adequacy or liquidity has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender’s Loans or Commitments or Letters of Credit or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender or such controlling corporation could have achieved but for such Change in Law (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within ten Business Days after receipt by Company from such Lender of the statement referred to in subsection 2.8A, Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after- tax basis for such reduction (provided that the compensation sought from the Company shall be proportionate to the amounts that such Lender is generally seeking from similarly situated

50 borrowers in connection with similar credit facilities). Company shall not be required to compensate a Lender pursuant to this subsection 2.7C for any reduction in respect of a period occurring more than 90 days prior to the date on which such Lender notifies Company of such Change in Law and such Lender’s intention to claim compensation therefor, except, if the Change in Law giving rise to such reduction is retroactive, no such 90 day time limitation shall apply to such period of retroactivity, so long as such Lender requests compensation within 90 days from the date on which such Lender obtained actual knowledge of such Change in Law. 2.8 Statement of Lenders; Obligation of Lenders and Issuing Lenders to Mitigate. A. Statements. Each Lender claiming compensation or reimbursement pursuant to subsection 2.6D, 2.7A, 2.7C or 2.8B shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such compensation or reimbursement, which statement shall be conclusive and binding upon all parties hereto absent manifest error. B. Mitigation. Each Lender and Issuing Lender agrees that, as promptly as practicable after the officer of such Lender or Issuing Lender responsible for administering the Loans or Letters of Credit of such Lender or Issuing Lender, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender or Issuing Lender to receive payments under subsection 2.7, it will use reasonable efforts to make, issue, fund or maintain the Commitments of such Lender or the Loans or Letters of Credit of such Lender or Issuing Lender through another lending or letter of credit office of such Lender or Issuing Lender, if (i) as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender or Issuing Lender pursuant to subsection 2.7 would be materially reduced and (ii) as determined by such Lender or Issuing Lender in its good faith and reasonable judgment, such action would not otherwise be disadvantageous to such Lender or Issuing Lender; provided that such Lender or Issuing Lender will not be obligated to utilize such other lending or letter of credit office pursuant to this subsection 2.8B unless Company agrees to pay all incremental expenses incurred by such Lender or Issuing Lender as a result of utilizing such other lending or letter of credit office as described above. 2.9 Replacement of a Lender. If (i) Company receives notice that it may incur Obligations under subsection 2.7 through a written statement delivered pursuant to subsection 2.8A from Administrative Agent or a Lender or otherwise (other than for breakage costs under subsection 2.6D or circumstances affecting all of the Lenders), (ii) a Lender is a Defaulting Lender, (iii) a Lender (a “Non- Consenting Lender”) refuses to consent to an amendment, modification or waiver of this Agreement that, pursuant to subsection 10.6, requires the consent of 100% of the Lenders or 100% of the Lenders with Obligations directly affected or (iv) a Lender becomes an Affected Lender (any such Lender, a “Subject Lender”), so long as (A) no Event of Default shall have occurred and be continuing and Company has obtained a commitment from another Lender or an Eligible Assignee to purchase at par the Subject Lender’s Loans and assume the Subject

51 Lender’s Commitments and all other obligations of the Subject Lender hereunder, (B) such Lender is not an Issuing Lender with respect to any Letters of Credit outstanding (unless all such Letters of Credit are terminated or arrangements reasonably acceptable to such Issuing Lender (such as a “back-to-back” letter of credit) are made), (C) in the case of clause (iii) above, with respect to matters requiring the consent of 100% of the Lenders, Requisite Lenders have consented to such amendment, modification or waiver, and (D), if applicable, the Subject Lender is unwilling to withdraw the notice delivered to Company pursuant to subsection 2.8 upon 10 days prior written notice to the Subject Lender and Administrative Agent and/or is unwilling to remedy its default upon three days prior written notice to the Subject Lender and Administrative Agent, Company may require the Subject Lender to assign all of its Loans and Commitments to such other Lender, Lenders, Eligible Assignee or Eligible Assignees pursuant to the provisions of subsection 10.1B; provided that, prior to or concurrently with such replacement, (1) the Subject Lender shall have received payment in full of all principal, interest, fees and other amounts (including all amounts under subsections 2.6D, 2.7 and/or 2.8B (if applicable)) through such date of replacement and a release from its obligations under the Loan Documents, (2) the processing fee required to be paid by subsection 10.1B(i) shall have been paid to Administrative Agent by Company or the assignee, (3) all of the requirements for such assignment contained in subsection 10.1B, including, without limitation, the consent of Administrative Agent (if required) and the receipt by Administrative Agent of an executed Assignment Agreement and other supporting documents, have been fulfilled, and (4) in the event such Subject Lender is a Non-Consenting Lender, each assignee shall consent, at the time of such assignment, to each matter in respect of which such Subject Lender was a Non-Consenting Lender. 2.10 Increase in Commitments. A. Request for Increase. Provided there exists no Potential Event of Default or Event of Default, upon notice to Administrative Agent (which shall promptly notify the Lenders), Company may on one occasion during the term of this Agreement request an increase in the Revolving Loan Commitment Amount by an amount not exceeding $250,000,000; provided that any such request for an increase shall be in a minimum amount of $25,000,000 and in multiples of $5,000,000 in excess thereof. At the time of sending such notice, Company (in consultation with Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders). B. Lender Elections to Increase. Each Lender shall notify Administrative Agent within such time period whether or not it agrees to increase its Revolving Loan Commitment and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Revolving Loan Commitment. C. Notification by Administrative Agent; Additional Lenders. Administrative Agent shall notify Company and each Lender of the Lenders’ responses to each request made hereunder. If the Lenders do not agree to the full amount of a requested increase, subject to the approval of Administrative Agent and the Issuing Lender (which approvals shall not be unreasonably withheld or delayed), Company may also invite additional Eligible

52 Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to Administrative Agent and its counsel. D. Effective Date and Allocations. If the Revolving Loan Commitment Amount is increased in accordance with this Section, Administrative Agent and Company shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. Administrative Agent shall promptly notify Company and the Lenders of the final allocation of such increase, the Increase Effective Date and revised Pro Rata Shares. The increased portion of the Revolving Loan Commitment shall be subject to the existing terms and conditions of this Agreement. E. Conditions to Effectiveness of Increase. As a condition precedent to such increase, Company shall deliver to Administrative Agent an Officer’s Certificate dated as of the Increase Effective Date (i) certifying and attaching the resolutions adopted by Company approving or consenting to such increase, and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Section 5 and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (B) no Potential Event of Default or Event of Default exists. Company shall prepay any Revolving Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to subsection 2.6D) to the extent necessary to keep the outstanding Revolving Loans ratable with any revised Pro Rata Shares arising from any nonratable increase in the Revolving Loan Commitments under this subsection. F. Conflicting Provisions. This Section shall supersede any provisions in subsection 10.5 or 10.6 to the contrary. 2.11 Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: A. Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in subsection 10.6. B. Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, or otherwise, and including any amounts made available to Administrative Agent for the account of such Defaulting Lender pursuant to subsection 10.2 or 10.3), shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Lender and/or Swing Line Lender hereunder; third, if so determined by Administrative Agent or requested by the Issuing Lender and/or Swing Line Lender, to Cash Collateralize future funding obligations of such Defaulting

53 Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, after a required amount has been fully Cash Collateralized, to the return to Company of any amount posted thereby which remains in excess of any such required amount; fifth, as Company may request (so long as no Potential Event of Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; sixth, if so determined by Administrative Agent and Company, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Loans under this Agreement; seventh, to the payment of any amounts owing to Administrative Agent, the Lenders, the Issuing Lender or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by Administrative Agent, any Lender, the Issuing Lender or Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; eighth, so long as no Potential Event of Default or Event of Default exists, to the payment of any amounts owing to Company as a result of any judgment of a court of competent jurisdiction obtained by Company against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and ninth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (i) such payment is a payment of the principal amount of any Revolving Loans or funded participations in Swing Line Loans or Letters of Credit in respect of which such Defaulting Lender has not fully funded its appropriate share and (ii) such Revolving Loans or funded participations in Swing Line Loans or Letters of Credit were made at a time when the conditions set forth in subsection 4.2 or 4.3, as applicable, were satisfied or waived, such payment shall be applied solely to pay the Revolving Loans of, and funded participations in Swing Line Loans or Letters of Credit owed to, all non- Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Revolving Loans of, or funded participations in Swing Line Loans or Letters of Credit owed to, such Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash collateral pursuant to this subsection 2.11B shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. C. Reallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to subsection 2.1A(ii) and subsection 3.3, the “Pro Rata Share” of each non-Defaulting Lender shall be computed without giving effect to the Revolving Loan Commitment of such Defaulting Lender; provided that (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Potential Event of Default or Event of Default exists and (ii) the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swing Line Loans shall not exceed the positive difference, if any, of (A) the Revolving Loan Commitment of that non-Defaulting Lender minus (B) the aggregate outstanding principal amount of the Loans of that Lender. D. Cash Collateral for Letters of Credit. Within three Business Days following demand by the Issuing Lender or Administrative Agent from time to time, Company shall deliver to Administrative Agent Cash collateral in an amount sufficient to cover all Fronting Exposure with respect to the Issuing Lender (after giving effect to subsection 2.11C on

54 terms reasonably satisfactory to Administrative Agent and the Issuing Lender (and such Cash collateral shall be in Dollars). Any such Cash collateral shall be deposited in a separate account with Administrative Agent, subject to the exclusive dominion and control of Administrative Agent, as collateral (solely for the benefit of the Issuing Lender) for the payment and performance of each Defaulting Lender’s Pro Rata Share of outstanding Letter of Credit Usage. Moneys in such account shall be applied by Administrative Agent to reimburse the Issuing Lender immediately for each Defaulting Lender’s Pro Rata Share of any drawing under any Letter of Credit which has not otherwise been reimbursed by Company (including, without limitation, through a Loan) or such Defaulting Lender. If Company is no longer required to provide an amount of Cash collateral hereunder, then such amount (to the extent not applied as aforesaid) shall be returned to Company promptly following the termination of such requirement. E. Prepayment of Swing Line Loans. Within three Business Days following demand by Swing Line Lender or Administrative Agent from time to time, Company shall prepay Swing Line Loans in an amount equal to all Fronting Exposure with respect to Swing Line Lender (after giving effect to subsection 2.11C). F. Certain Fees. For any period during which such Lender is a Defaulting Lender, such Defaulting Lender (i) shall not be entitled to receive any facility fee pursuant to subsection 2.3A (and Company shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender) and (ii) shall not be entitled to receive any Letter of Credit commissions pursuant to subsection 3.2(i)(b) otherwise payable to the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash collateral or other credit support arrangements satisfactory to the Issuing Lender pursuant to subsection 2.11D, but instead, Company shall pay to the non-Defaulting Lenders the amount of such Letter of Credit commissions in accordance with the upward adjustments in their respective Pro Rata Shares allocable to such Letter of Credit pursuant to subsection 2.11C (but excluding any portion of such commissions attributable to the portion of the Fronting Exposure which has been Cash Collateralized by Company), with the balance of such fee, if any, payable to the Issuing Lender for its own account. G. Defaulting Lender Cure. If Company, Administrative Agent, Swing Line Lender and the Issuing Lender agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateralization), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Pro Rata Shares (without giving effect to subsection 2.11C), whereupon such Lender will cease to be a Defaulting Lender; provided, that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Company while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender. If Company is no longer required to provide an amount of Cash collateral

55 hereunder, then such amount (to the extent not applied as aforesaid) shall be returned to Company promptly following the termination of such requirement. Section 3. LETTERS OF CREDIT 3.1 Issuance of Letters of Credit and Lenders’ Purchase of Participations Therein. A. Letters of Credit. Company may request, in accordance with the provisions of this subsection 3.1, from time to time during the period from the Effective Date to but excluding the Revolving Loan Commitment Termination Date, that one or more Lenders issue Letters of Credit for the account of Company for the general corporate purposes of Company or a Subsidiary of Company. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, any one or more Lenders may, but (except as provided in subsection 3.1B(ii)) shall not be obligated to, issue such Letters of Credit in accordance with the provisions of this subsection 3.1; provided that Company shall not request that: (i) any Lender issue or amend (and no Lender shall issue or amend) any Letter of Credit if, after giving effect to such issuance or amendment, the Total Utilization of Revolving Loan Commitments would exceed the Revolving Loan Commitment Amount then in effect; (ii) any Lender issue or amend (and no Lender shall issue or amend) any Letter of Credit if, after giving effect to such issuance or amendment, the Letter of Credit Usage would exceed $50,000,000; (iii) any Lender issue (and no Lender shall issue) any Letter of Credit having (or amend any existing Letter of credit so that it would have) an expiration date later than the earlier of (a) the Revolving Loan Commitment Termination Date and (b) the date which is one year from the date of issuance of such Letter of Credit; provided that (x) a Letter of Credit may have an expiration date later than the Revolving Loan Commitment Termination Date only if Company agrees to Cash Collateralize such Letter of Credit at least five Business Days prior to the Revolving Loan Commitment Termination Date (or such later date as shall be determined by Administrative Agent in its sole discretion) and (y) Letters of Credit may be issued with (or amended to provide) a tenor of greater than one year only with the prior written consent of all of the Lenders; or (iv) any Lender issue (and no Lender shall issue) any Letter of Credit denominated in a currency other than Dollars. Notwithstanding anything contained in this Agreement, no Issuing Lender shall be under any obligation to issue any Letter of Credit (x) if the Issuing Lender has received written notice that the conditions precedent set forth in subsection 4.3 have not been satisfied, or (y) at a time when any other Lender is a Defaulting Lender, unless the Issuing Lender has entered into arrangements (which may include the delivery of Cash collateral) with Company or such

56 Defaulting Lender which are satisfactory to the Issuing Lender to eliminate the Issuing Lender’s Fronting Exposure (after giving effect to subsection 2.11C) with respect to any such Defaulting Lender. B. Mechanics of Issuance. (i) Request for Issuance. Whenever Company desires the issuance of a Letter of Credit, it shall deliver to the proposed Issuing Lender (with a copy to Administrative Agent if Administrative Agent is not the proposed Issuing Lender) a Request for Issuance no later than 1:00 P.M. (Minneapolis time) at least five Business Days or such shorter period as may be agreed to by the Issuing Lender in any particular instance, in advance of the proposed date of issuance. The Issuing Lender, in its reasonable discretion, may require changes in the text of the proposed Letter of Credit or any documents described in or attached to the Request for Issuance. In furtherance of the provisions of subsection 10.8, and not in limitation thereof, Company may submit Requests for Issuance by telefacsimile and Administrative Agent and Issuing Lenders may rely and act upon any such Request for Issuance without receiving an original signed copy thereof. Company shall notify the applicable Issuing Lender (and Administrative Agent, if Administrative Agent is not such Issuing Lender) prior to the issuance of any Letter of Credit in the event that any of the matters to which Company is required to certify in the applicable Request for Issuance is no longer true and correct as of the proposed date of issuance of such Letter of Credit, and upon the issuance of any Letter of Credit Company shall be deemed to have re-certified, as of the date of such issuance, as to the matters to which Company is required to certify in the applicable Request for Issuance. (ii) Determination of Issuing Lender. Upon receipt by a proposed Issuing Lender of a Request for Issuance pursuant to subsection 3.1B(i) requesting the issuance of a Letter of Credit, (a) in the event Administrative Agent is the proposed Issuing Lender, Administrative Agent shall be the Issuing Lender with respect to such Letter of Credit and shall issue such Letter of Credit, notwithstanding the fact that the Letter of Credit Usage with respect to such Letter of Credit and with respect to all other Letters of Credit issued by Administrative Agent, when aggregated with Administrative Agent’s outstanding Revolving Loans and Swing Line Loans, may exceed the amount of Administrative Agent’s Revolving Loan Commitment then in effect; and (b) in the event any other Lender is the proposed Issuing Lender, such Lender shall promptly notify Company and Administrative Agent whether or not, in its sole discretion, it has elected to issue such Letter of Credit, and (1) if such Lender so elects to issue such Letter of Credit it shall be the Issuing Lender with respect thereto and (2) if such Lender fails to so promptly notify Company and Administrative Agent or declines to issue such Letter of Credit, Company may request Administrative Agent or another Lender to be the Issuing Lender with respect to such Letter of Credit in accordance with the provisions of this subsection 3.1B. (iii) Issuance of Letter of Credit. Upon satisfaction or waiver (in accordance with subsection 10.6) of the conditions set forth in subsection 4.3, the Issuing Lender shall issue the requested Letter of Credit in accordance with the Issuing Lender’s standard operating procedures.

57 (iv) Notification to Lenders. Upon the issuance of or amendment to any Letter of Credit the applicable Issuing Lender shall promptly notify Administrative Agent and Company of such issuance or amendment in writing and such notice shall be accompanied by a copy of such Letter of Credit or amendment. Upon receipt of such notice (or, if Administrative Agent is the Issuing Lender, together with such notice), Administrative Agent shall notify each Lender in writing of such issuance or amendment and the amount of such Lender’s respective participation in such Letter of Credit or amendment, and, if so requested by a Lender, Administrative Agent shall provide such Lender with a copy of such Letter of Credit or amendment. In the event that Issuing Lender is other than Administrative Agent, such Issuing Lender will send by facsimile transmission to Administrative Agent, promptly upon the first Business Day of each week, a report of its daily aggregate maximum amount available for drawing under commercial Letters of Credit for the previous week. Upon receipt of such report, Administrative Agent shall notify each Lender in writing of the contents thereof. C. Lenders’ Purchase of Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit, and as of the Restatement Closing Date with respect to the Letters of Credit listed on Schedule 1.2, each Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Lender a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender’s Pro Rata Share of the maximum amount that is or at any time may become available to be drawn thereunder. 3.2 Letter of Credit Fees. Company agrees to pay the following amounts with respect to Letters of Credit issued or outstanding hereunder: (i) with respect to each Letter of Credit, (a) a fronting fee, payable directly to the applicable Issuing Lender for its own account, in an amount agreed to between Company and the applicable Issuing Lender and (b) a letter of credit fee, payable to Administrative Agent for the account of Lenders, equal to the applicable Eurodollar Rate Margin, less 0.125%, and plus, for as long as any increased rates of interest apply pursuant to subsection 2.2E, 2% per annum, multiplied by the daily amount available to be drawn under such Letter of Credit, each such fronting fee or letter of credit fee to be payable in arrears on and to (but excluding) the last Business Day of each March, June, September and December of each year and on the Revolving Loan Commitment Termination Date and computed on the basis of a 360-day year for the actual number of days elapsed, including any period after the Revolving Loan Commitment Termination Date during which such Letter of Credit remains outstanding, whether pursuant to subsection 3.1A(iii) or otherwise; and (ii) with respect to the issuance, amendment or transfer of each Letter of Credit and each payment of a drawing made thereunder (without duplication of the fees payable under clause (i) above), documentary and processing charges payable directly to the applicable Issuing Lender for its own account in accordance with such Issuing Lender’s standard schedule for such charges in effect at the time of such issuance, amendment, transfer or payment, as the case may be.

58 For purposes of calculating any fees payable under clause (i) of this subsection 3.2, the daily amount available to be drawn under any Letter of Credit shall be determined as of the close of business on any date of determination. 3.3 Drawings and Reimbursement of Amounts Paid Under Letters of Credit. A. Responsibility of Issuing Lender With Respect to Drawings. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit. B. Reimbursement by Company of Amounts Paid Under Letters of Credit. In the event an Issuing Lender has determined to honor a drawing under a Letter of Credit issued by it, such Issuing Lender shall immediately notify Company and Administrative Agent, and Company shall reimburse such Issuing Lender on or before the Business Day immediately following the date on which such drawing is honored (the “Reimbursement Date”) in an amount in Dollars and in same day funds equal to the amount of such payment; provided that, anything contained in this Agreement to the contrary notwithstanding, (i) unless Company shall have notified Administrative Agent and such Issuing Lender prior to 12:00 noon (Minneapolis time) on the date such drawing is honored that Company intends to reimburse such Issuing Lender for the amount of such payment with funds other than the proceeds of Revolving Loans, Company shall be deemed to have given a timely Notice of Revolving Borrowing to Administrative Agent requesting Lenders to make Revolving Loans that are Base Rate Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such payment and (ii) subject to satisfaction or waiver of the conditions specified in subsection 4.2, Lenders shall, on the Reimbursement Date, make Revolving Loans that are Base Rate Loans in the amount of such payment, the proceeds of which shall be applied directly by Administrative Agent to reimburse such Issuing Lender for the amount of such payment; and provided, further that if for any reason proceeds of Revolving Loans are not received by such Issuing Lender on the Reimbursement Date in an amount equal to the amount of such payment, Company shall reimburse such Issuing Lender, on demand, in an amount in same day funds equal to the excess of the amount of such payment over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this subsection 3.3B shall be deemed to relieve any Lender from its obligation to make Revolving Loans on the terms and conditions set forth in this Agreement, and Company shall retain any and all rights it may have against any Lender resulting from the failure of such Lender to make such Revolving Loans under this subsection 3.3B. During the continuance of an Event of Default, if Administrative Agent receives any Cash collateral in respect of any outstanding Letter of Credit, such Cash collateral shall be held by Administrative Agent for the ratable benefit of the Lenders. C. Payment by Lenders of Unreimbursed Amounts Paid Under Letters of Credit. (i) Payment by Lenders. In the event that Company shall fail for any reason to reimburse any Issuing Lender as provided in subsection 3.3B in an amount equal to the

59 amount of any payment by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall promptly notify Administrative Agent, who shall promptly notify each Lender of the unreimbursed amount of such honored drawing and of such Lender’s respective participation therein based on such Lender’s Pro Rata Share (after giving effect to any Revolving Loans made by such Lender under subsection 3.3B in respect of such drawing). Each Lender (other than such Issuing Lender) shall make available to Administrative Agent an amount equal to its respective participation, in Dollars, in same day funds, at the Funding and Payment Office, not later than 1:00 P.M. (Minneapolis time) on the first Business Day after the date notified by Administrative Agent, and Administrative Agent shall make available to such Issuing Lender in Dollars, in same day funds, at the office of such Issuing Lender on such Business Day the aggregate amount of the payments so received by Administrative Agent. In the event that any Lender fails to make available to Administrative Agent on such Business Day the amount of such Lender’s participation in such Letter of Credit as provided in this subsection 3.3C, such Issuing Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by such Issuing Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate. Nothing in this subsection 3.3C shall be deemed to prejudice the right of Administrative Agent to recover, for the benefit of Lenders, from any Issuing Lender any amounts made available to such Issuing Lender pursuant to this subsection 3.3C in the event that it is determined by the final judgment of a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuing Lender in respect of which payments were made by Lenders constituted gross negligence or willful misconduct on the part of such Issuing Lender. (ii) Distribution to Lenders of Reimbursements Received From Company. In the event any Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of any payment by such Issuing Lender under a Letter of Credit issued by it, and Administrative Agent or such Issuing Lender thereafter receives any payments from Company in reimbursement of such payment under the Letter of Credit, to the extent any such payment is received by such Issuing Lender, it shall distribute such payment to Administrative Agent, and Administrative Agent shall distribute to each other Lender that has paid all amounts payable by it under subsection 3.3C(i) with respect to such payment such Lender’s Pro Rata Share of all payments subsequently received by Administrative Agent or by such Issuing Lender from Company. Any such distribution shall be made to a Lender at the account specified in subsection 2.4B(iii). D. Interest on Amounts Paid Under Letters of Credit. (i) Payment of Interest by Company. Company agrees to pay to Administrative Agent, with respect to payments under any Letters of Credit issued by any Issuing Lender, interest on the amount paid by such Issuing Lender in respect of each such payment from the date a drawing is honored to but excluding the date such amount is reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B) at a rate equal to (a) for the period from the date such drawing is honored to but excluding the Reimbursement Date, the rate then

60 in effect under this Agreement with respect to Base Rate Loans and (b) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement with respect to Base Rate Loans. Interest payable pursuant to this subsection 3.3D(i) shall be computed on the basis of a 365-day year (or 366-day year in case of a leap year) for the actual number of days elapsed in the period during which it accrues and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full. (ii) Distribution of Interest Payments by Administrative Agent. Promptly upon receipt by Administrative Agent of any payment of interest pursuant to subsection 3.3D(i) with respect to a payment under a Letter of Credit, (a) Administrative Agent shall distribute to (x) each Lender (including the Issuing Lender) out of the interest received by Administrative Agent in respect of the period from the date such drawing is honored to but excluding the date on which the applicable Issuing Lender is reimbursed for the amount of such payment (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B), the amount that such Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period pursuant to subsection 3.2 if no drawing had been honored under such Letter of Credit, and (y) such Issuing Lender the amount, if any, remaining after payment of the amounts applied pursuant to clause (x), and (b) in the event such Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of such payment, Administrative Agent shall distribute to each Lender (including such Issuing Lender) that has paid all amounts payable by it under subsection 3.3C(i) with respect to such payment such Lender’s Pro Rata Share of any interest received by Administrative Agent in respect of that portion of such payment so made by Lenders for the period from the date on which such Issuing Lender was so reimbursed to but excluding the date on which such portion of such payment is reimbursed by Company. Any such distribution shall be made to a Lender at the account specified in subsection 2.4B(iii). 3.4 Obligations Absolute. The obligation of Company to reimburse each Issuing Lender for payments under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to subsection 3.3B and the obligations of Lenders under subsection 3.3C(i) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including any of the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, set-off, defense or other right which Company or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Issuing Lender or other Lender or any other Person or, in the case of a Lender, against Company, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Company or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);

61 (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by the applicable Issuing Lender under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit; (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries; (vi) any breach of this Agreement or any other Loan Document by any party thereto; (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or (viii) the fact that an Event of Default or a Potential Event of Default shall have occurred and be continuing; provided, in each case, that payment by the applicable Issuing Lender under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of such Issuing Lender under the circumstances in question (as determined by a final judgment of a court of competent jurisdiction). 3.5 Nature of Issuing Lenders’ Duties. As between Company and any Issuing Lender, Company assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, such Issuing Lender shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of such Issuing Lender, including any act or omission by a Government Authority, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Lender’s rights or powers hereunder.

62 In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this subsection 3.5, any action taken or omitted by any Issuing Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to Company. Notwithstanding anything to the contrary contained in this subsection 3.5, Company shall retain any and all rights it may have against any Issuing Lender for any liability arising solely out of the gross negligence or willful misconduct of such Issuing Lender, as determined by a final judgment of a court of competent jurisdiction. 3.6 Applicability of UCP and ISP. Unless otherwise expressly agreed by the Issuing Lender and Company when a Letter of Credit is issued, the rules of the Uniform Customs and Practice for Documentary Credits (UCP 600) (the “UCP”), as most recently published by the International Chamber of Commerce at the time of issuance, or International Standby Practices (ISP 98), Publication 590, as applicable, shall apply to each Letter of Credit. 3.7 Reporting of Letter of Credit Information and L/C Commitment. At any time that there is an Issuing Lender that is not also the financial institution acting as Administrative Agent, then (a) on the last Business Day of each calendar month, (b) on each date that a Letter of Credit is amended, terminated or otherwise expires, (c) on each date that a Letter of Credit is issued or the expiry date of a Letter of Credit is extended, and (d) upon the request of the Administrative Agent, each Issuing Lender (or, in the case of clauses (b), (c) or (d) of this Section, the applicable Issuing Lender) shall deliver to the Administrative Agent a report setting forth in form and detail reasonably satisfactory to the Administrative Agent information (including, without limitation, any reimbursement, Cash Collateral, or termination in respect of Letters of Credit issued by such Issuing Lender) with respect to each Letter of Credit issued by such Issuing Lender that is outstanding hereunder. No failure on the part of any L/C Issuer to provide such information pursuant to this subsection 3.7 shall limit the obligations of Company or any Lender hereunder with respect to its reimbursement and participation obligations hereunder. 3.8 Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, Company shall be obligated to reimburse, or to cause the applicable Subsidiary to reimburse, the Issuing Lender hereunder for any and all drawings under such Letter of Credit. Company hereby acknowledges that the issuance of Letters of Credit for the account of any of its Subsidiaries inures to the benefit of Company and that Company’s business derives substantial benefits from the businesses of such Subsidiaries.

63 Section 4. CONDITIONS TO LOANS AND LETTERS OF CREDIT The obligations of Lenders to make Loans and the issuance of Letters of Credit hereunder are subject to the satisfaction of the following conditions. 4.1 Conditions to Closing. This Agreement shall become effective subject to prior or concurrent satisfaction of the following conditions, upon which the Restatement Closing Date shall occur: A. Loan Documents. Company shall deliver to Lenders (or to Administrative Agent with sufficient originally executed copies, where appropriate, for each Lender) the following with respect to Company, each, unless otherwise noted, dated the date hereof: (i) Copies of the Organizational Documents of Company, certified by the Secretary of State of its jurisdiction of organization or, if such document is of a type that may not be so certified, certified by the secretary or similar officer of Company, together with a good standing certificate from the Secretary of State of its jurisdiction of organization dated a recent date prior to the date hereof; (ii) Resolutions of the Governing Body of Company approving and authorizing the execution, delivery and performance of the Loan Documents, certified as of the date hereof by the secretary or similar officer of Company as being in full force and effect without modification or amendment; (iii) Signature and incumbency certificates of the officers of Company executing the Loan Documents; (iv) Executed originals of the Loan Documents; and (v) Such other opinions, documents or materials as Administrative Agent or any Lender may reasonably request. B. Fees. Company shall have paid to Administrative Agent, for distribution (as appropriate) to Administrative Agent, the Syndication Agent and Lenders, the fees payable on the date hereof referred to in subsection 2.3. C. Representations and Warranties. Company shall have delivered to Administrative Agent an Officer’s Certificate, in form and substance satisfactory to Administrative Agent, to the effect that the representations and warranties in Section 5 are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true and correct in all material respects on and as of such earlier date); provided that, if a representation and warranty is qualified as to materiality, the applicable materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this condition.

64 D. Financial Statements. Lenders shall have received from Company audited financial statements for the year ended December 31, 2014 and unaudited financial statements for the fiscal quarter ended March 31, 2015 of Company and its Subsidiaries in form and substance reasonably satisfactory to Administrative Agent. E. Opinion of Counsel. Lenders shall have received executed copies of the opinion of Company’s General Counsel, dated as of the date hereof and in form and substance reasonably satisfactory to Administrative Agent. F. Solvency Assurances. Administrative Agent and Lenders shall have received an Officer’s Certificate of Company dated as of the date hereof as to solvency matters in form and substance reasonably satisfactory to Administrative Agent. G. Necessary Governmental Authorizations and Consents; Expiration of Waiting Periods, Etc. Company shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the transactions contemplated by the Loan Documents and all Governmental Authorizations and consents necessary for the continued operation of the business conducted by Company and its Subsidiaries in substantially the same manner as conducted prior to the date hereof. Each such Governmental Authorization and consent shall be in full force and effect, except in a case where the failure to obtain or maintain a Governmental Authorization or consent, either individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the transactions contemplated by the Loan Documents or the financing thereof. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending. H. Completion of Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request. I. Patriot Act and “Know Your Customer” Information. The Administrative Agent and Lenders shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the United States PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) 4.2 Conditions to Effective Date; All Loans. The obligations of Lenders to make any Revolving Loans and of the Swing Line Lender to make any Swing Line Loans (except, in respect of paragraph A below, Swing Line Loans made pursuant to subsection 2.1A(ii)(e)) on any Funding Date are, in addition to the

65 conditions precedent specified in subsection 4.1, subject to prior or concurrent satisfaction of the following conditions (and each borrowing by Company hereunder shall constitute a representation by Company as of the date of such extension of credit that the conditions contained in this subsection 4.2 have been satisfied on and as of the date of the applicable extension of credit): A. Notice of Revolving Borrowing. Administrative Agent shall have received before that Funding Date, in accordance with the provisions of subsection 2.1B, a duly executed Notice of Revolving Borrowing, in each case signed by a duly authorized Officer of Company. B. Representations and Warranties True; No Default; Etc. As of that Funding Date: (i) the representations and warranties contained herein (other than subsection 5.4) and in the other Loan Documents shall be true and correct in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided, that, if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this condition; (ii) no event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Revolving Borrowing that would constitute an Event of Default or a Potential Event of Default; and (iii) no order, judgment or decree of any arbitrator or Government Authority shall purport to enjoin or restrain such Lender from making the Loans to be made by it on that Funding Date. 4.3 Conditions to Letters of Credit. The issuance of any Letter of Credit hereunder (whether or not the applicable Issuing Lender is obligated to issue such Letter of Credit) is subject to the following conditions precedent (and each issuance of a Letter of Credit for the account of Company hereunder shall constitute a representation by Company as of the date of such extension of credit (including any issuance, or increase in the amount of, any Letter of Credit) that the conditions contained in this subsection 4.3 have been satisfied on and as of the date of the applicable extension of credit): A. On or before the date of issuance of such Letter of Credit, Administrative Agent shall have received, in accordance with the provisions of subsection 3.1B(i), an originally executed Request for Issuance (or a facsimile copy thereof) in each case signed by a duly authorized Officer of Company, together with all other information specified in subsection 3.1B(i) and such other documents or information as the applicable Issuing Lender may reasonably require in connection with the issuance of such Letter of Credit.

66 B. On the date of issuance of such Letter of Credit, all conditions precedent described in subsection 4.2B shall be satisfied to the same extent as if the issuance of such Letter of Credit were the making of a Loan and the date of issuance of such Letter of Credit were a Funding Date. Section 5. COMPANY’S REPRESENTATIONS AND WARRANTIES In order to induce Lenders to enter into this Agreement and to make the Loans, to induce Issuing Lenders to issue Letters of Credit and to induce Lenders to purchase participations therein, Company represents and warrants to each Lender: 5.1 Organization, Powers, Qualification, Good Standing, Business and Subsidiaries. A. Organization and Powers. Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Company has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby. B. Qualification and Good Standing. Company is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing would not reasonably be expected to result in a Material Adverse Effect. C. Conduct of Business. Company and its Subsidiaries are engaged only in the businesses permitted to be engaged in pursuant to subsection 7.7. D. Subsidiaries. The Capital Stock of each of the Significant Subsidiaries of Company is duly authorized, validly issued, fully paid and nonassessable and none of such Capital Stock constitutes Margin Stock. Each of the Subsidiaries of Company is a corporation, partnership, trust or limited liability company duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization set forth therein, has all requisite organizational power and authority to own and operate its properties and to carry on its business as now conducted, and is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case except where failure to be so qualified or in good standing or a lack of such power and authority would not reasonably be expected to result in a Material Adverse Effect. 5.2 Authorization of Borrowing, etc. A. Authorization of Borrowing. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary organizational action on the part of Company. B. No Conflict. The execution, delivery and performance by Company of the Loan Documents and the consummation of the transactions contemplated by the Loan

67 Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Organizational Documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the date hereof and disclosed in writing to Lenders and except, in each case, to the extent such violation, conflict, Lien or failure to obtain such approval or consent would not reasonably be expected to result in a Material Adverse Effect. C. Governmental Consents. The execution, delivery and performance by Company of the Loan Documents and the consummation of the transactions contemplated by the Loan Documents do not and will not require any Governmental Authorization except to the extent failure to obtain any such Governmental Authorization would not reasonably be expected to have a Material Adverse Effect. D. Binding Obligation. Each of the Loan Documents has been duly executed and delivered by Company and is the legally valid and binding obligation of Company, enforceable against Company in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability. 5.3 Financial Condition. Company has heretofore delivered to Lenders, at Lenders’ request, the audited consolidated balance sheets, statements of income and cash flows of Company and its Subsidiaries as at and for the year ended December 31, 2014, and the unaudited consolidated balance sheets, statements of income and cash flows of Company and its Subsidiaries as at and for the fiscal quarter ended March 31, 2015. All such statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial position (on a consolidated basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments and the absence of footnote disclosure. 5.4 No Material Adverse Change. Since December 31, 2014, no event or change has occurred that has resulted in or evidences, either in any case or in the aggregate, a Material Adverse Effect.

68 5.5 Title to Properties; Liens. Company and its Significant Subsidiaries have good and marketable title to all of their respective properties and assets reflected in the financial statements referred to in subsection 5.3 or in the most recent financial statements delivered pursuant to subsection 6.1, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under subsection 7.5 and except for defects and irregularities that would not reasonably be expected to result in a Material Adverse Effect. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens. 5.6 Litigation; Adverse Facts. Except as set forth in Schedule 5.6 annexed hereto, there are no Proceedings (whether or not purportedly on behalf of Company or any of its Subsidiaries) at law or in equity, or before or by any court or other Government Authority (including any Environmental Claims) that are pending or, to the knowledge of Company, threatened against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries and that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. Neither Company nor any of its Subsidiaries (i) is in violation of any applicable laws (including Environmental Laws) that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, or (ii) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or other Government Authority that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. 5.7 Payment of Taxes. Except to the extent permitted by subsection 6.3, all federal and all other material tax returns and reports of Company and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all material assessments, fees and other governmental charges upon Company and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises that are due and payable have been paid when due and payable, unless such taxes, assessments, fees or charges are being actively contested by Company or such Subsidiary in good faith and by appropriate proceedings and reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor. The Company and each Subsidiary have also maintained adequate reserves on their books and records in accordance with GAAP for all taxes that have accrued but which are not yet due and payable. Neither the Company nor any of its Subsidiaries has participated in any transaction that relates to a year of the taxpayer (which is still open under the applicable statute of limitations) which is a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2) (irrespective of the date when the transaction was entered into). 5.8 Governmental Regulation. Company is not subject to regulation under the Investment Company Act of 1940.

69 5.9 Securities Activities. No part of the proceeds of any of the Loans, and no Letters of Credit, will be used, directly or indirectly, for purchasing or carrying Margin Stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System of the United States. 5.10 Employee Benefit Plans. A. Company, each of its Subsidiaries and each of their respective ERISA Affiliates are in material compliance with all applicable provisions and requirements of ERISA and the Internal Revenue Code and the regulations and published interpretations in each case thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan. To the knowledge of Company and each of its Subsidiaries, each Employee Benefit Plan that is intended to qualify under Section 401(a) of the Internal Revenue Code is so qualified. B. No ERISA Event has occurred or is reasonably expected to occur. 5.11 Environmental Protection. In the ordinary course of its business, the officers of Company and its Subsidiaries consider the effect of Environmental Laws on the business of Company and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to Company due to Environmental Laws. On the basis of this consideration, Company has concluded that Environmental Laws would not reasonably be expected to have a Material Adverse Effect. Neither Company nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Materials into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect. 5.12 Solvency. Company is and, upon the incurrence of any Obligations by Company on any date on which this representation is made, will be, Solvent. 5.13 Disclosure. No representation or warranty of Company contained in any Loan Document or in any other document, certificate or written statement furnished to Lenders by or on behalf of Company for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to Company, in the case of any information not furnished by it) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Company to be reasonable at the

70 time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. 5.14 Sanctions; Anti-Corruption Laws. A. None of Company, any of its Subsidiaries or, to the knowledge of Company, any director, officer, employee, agent, or affiliate of Company or any of its Subsidiaries is a Person that is, or is owned or controlled by Persons that are: (i) either the subject or target of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the UN Security Council, the European Union, Her Majesty's Treasury or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions, including, without limitation, currently, Crimea, Cuba, Iran, North Korea, Sudan and Syria; and B. None of Company or any of its Subsidiaries nor, to the knowledge of Company, any director, officer, agent, employee or other person acting on behalf of Company or any of its Subsidiaries, has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) or any other applicable anti-corruption law; and Company and its Subsidiaries have instituted and maintain policies and procedures designed to ensure continued compliance therewith. Section 6. AFFIRMATIVE COVENANTS Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations (other than Unasserted Obligations) and the cancellation or expiration of all Letters of Credit or in the case of any Letters of Credit remaining outstanding beyond the Revolving Loan Commitment Termination Date, upon the Cash Collateralization of all such Letters of Credit, unless Requisite Lenders shall otherwise give consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6. 6.1 Financial Statements and Other Reports. Company will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Company will deliver, or cause to be delivered, to Administrative Agent and Lenders: (i) Events of Default, etc.: reasonably promptly upon any officer of Company obtaining knowledge of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender has given any notice (other than to Administrative Agent) or taken any other action with respect to a claimed Event of Default or Potential Event of Default, an Officer’s Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such

71 claimed Event of Default or Potential Event of Default, and what action Company has taken, is taking and proposes to take with respect thereto; (ii) Quarterly Financials: (a) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, the consolidated balance sheets of Company and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income, stockholders’ equity and cash flows of Company and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments and the absence of footnote disclosure, and (b) within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter; it being understood and agreed that the delivery of Company’s Form 10-Q promptly following the filing thereof with the Securities and Exchange Commission shall satisfy the delivery requirements set forth in this clause (subject to the time periods set forth in this clause (ii)); (iii) Year-End Financials: as soon as available and in any event within 90 days after the end of each Fiscal Year, (a) the consolidated balance sheets of Company and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders’ equity and cash flows of Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the consolidated financial condition of Company and its Subsidiaries as at the dates indicated and the consolidated results of their operations and their cash flows for the periods indicated, (b) a report for Company and its Subsidiaries setting forth in comparative form the corresponding figures for the previous Fiscal Year, (c) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Year, (d) in the case of all such consolidated financial statements, a report and opinion thereon of independent certified public accountants of recognized national standing selected by Company and reasonably satisfactory to Administrative Agent, which report and opinion shall be prepared in accordance with audit standards of the Public Company Accounting Oversight Board and applicable Securities Laws unqualified as to the scope of the audit or the ability of Company and its Subsidiaries to continue as a going concern, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Company and its Subsidiaries as at the dates indicated and the consolidated results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed

72 in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, and it being understood and agreed that the delivery of Company’s Form 10-K promptly after the filing thereof with the Securities and Exchange Commission shall satisfy the requirements set forth in this clause (subject to the time periods set forth in this clause (iii)); (iv) Compliance Certificates: together with each delivery of financial statements pursuant to subdivisions (ii) and (iii) above, (a) an Officer’s Certificate of Company stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officer’s Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Company has taken, is taking and proposes to take with respect thereto; and (b) a Compliance Certificate demonstrating in reasonable detail compliance at the end of the applicable accounting periods with the restrictions contained in subsection 7.4; (v) SAP Financial Statements. (a) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, copies of the unaudited Quarterly Statement of IDS Property Casualty Insurance Company, RiverSource Life Insurance Company and each other Insurance Subsidiary requested in writing by Administrative Agent, certified by the chief financial officer or the treasurer of such Insurance Subsidiary, all such statements to be prepared in accordance with SAP consistently applied throughout the periods reflected therein, (b) as soon as available and in any event within 100 days after the end of each Fiscal Year, copies of the unaudited Annual Statement of IDS Property Casualty Insurance Company, RiverSource Life Insurance Company and each other Insurance Subsidiary requested in writing by Administrative Agent, certified by the chief financial officer or the treasurer of such Insurance Subsidiary, all such statements to be prepared in accordance with SAP consistently applied throughout the periods reflected therein, and (c) as soon as available and in any event by June 1 of each year, copies of the audited Annual Statement for the prior Fiscal Year of IDS Property Casualty Insurance Company, RiverSource Life Insurance Company and each other Insurance Subsidiary requested in writing by Administrative Agent certified by independent certified public accountants of recognized national standing selected by Company and reasonably satisfactory to Administrative Agent, all such statements to be prepared in accordance with SAP consistently applied throughout the periods reflected therein. (vi) SEC Filings and Press Releases: promptly upon their becoming available, at the Administrative Agent’s discretion, notice of the public availability of, or copies of (a) regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any

73 governmental or private regulatory authority, and (b) all press releases and other statements made available generally by Company or any of its Subsidiaries to the public concerning material developments in the business of Company and its Subsidiaries, taken as a whole; (vii) ERISA Events: promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action Company, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; (viii) ERISA Notices: with reasonable promptness, copies of all notices received by Company or any of its Subsidiaries from a Multiemployer Plan sponsor or a Government Authority concerning an ERISA Event; (ix) Ratings: reasonably promptly after becoming aware of any change in Company’s Debt Rating, a statement describing such change, whether such change was made by S&P, Moody’s or both and the effective date of such change; and (x) Other Information: with reasonable promptness, such other information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by Administrative Agent. 6.2 Existence, etc. Except as permitted under subsection 7.5, Company will, and will cause each of its Significant Subsidiaries to, at all times preserve and keep in full force and effect its existence and all rights and franchises material to its business; provided, however that neither Company nor any of its Subsidiaries shall be required to preserve any such right or franchise if the Governing Body of Company or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of Company or such Subsidiary, as the case may be, and that the loss thereof would not reasonably be expected to result in a Material Adverse Effect; provided further that Company will not be required to preserve and keep in full force and effect the existence of any Subsidiary, if the Governing Body of Company or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of Company or such Subsidiary and that the loss thereof would not reasonably be expected to result in a Material Adverse Effect. 6.3 Payment of Taxes and Claims. Company will, and will cause each of its Significant Subsidiaries to, pay all material taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any material penalty accrues thereon, and all material claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any material penalty or fine shall be incurred with respect thereto; provided that no such tax, assessment, charge or claim

74 need be paid if it is being contested in good faith by appropriate proceedings, so long as (i) such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP or SAP, as applicable, shall have been made therefor and (ii) in the case of a tax, assessment, charge or claim which has or may become a Lien against any of the assets of Company or its Significant Subsidiaries, the Lien is not being enforced by foreclosure or sale of any portion of such assets to satisfy such charge or claim or is otherwise permitted by this Agreement. 6.4 Maintenance of Properties; Insurance. A. Maintenance of Properties. Company will, and will cause each of its Significant Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all properties used or useful in the business of Company and its Significant Subsidiaries (including all intellectual property) if the failure to so maintain any such properties would reasonably be expected to result in a Material Adverse Effect. B. Insurance. Company will insure its and its Subsidiaries’ assets and businesses in such manner and to such extent as is customary for companies engaged in the same or similar businesses in similar locations. 6.5 Inspection Rights. Company shall, and shall cause each of its Significant Subsidiaries to, permit any authorized representatives designated by Administrative Agent (and, during the continuance of an Event of Default, any Lender) to visit and inspect any of the properties of Company or of any of its Significant Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided that Company may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested or at any time or from time to time following the occurrence and during the continuation of an Event of Default. 6.6 Compliance with Laws, etc. Company shall comply, and shall cause each of its Subsidiaries to comply, with the requirements of all applicable laws, rules, regulations and orders of any Government Authority (including all Environmental Laws), noncompliance with which would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect. The Borrower will maintain in effect policies and procedures designed to promote compliance by the Borrower, its Subsidiaries, and their respective directors, officers, employees, and agents with the FCPA and any other applicable anti-corruption laws.

75 Section 7. NEGATIVE COVENANTS Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations (other than Unasserted Obligations) and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 7. 7.1 Liens and Related Matters. A. Prohibition on Liens. Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Company or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the UCC or under any similar recording or notice statute, except: (i) Permitted Encumbrances; (ii) Liens described in Schedule 7.1 annexed hereto; (iii) Liens securing obligations incurred in connection with any transaction (including an agreement with respect thereto) now existing or hereafter entered into which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other investment-related transaction (including any option with respect to any of these transactions) and any combination of these transactions or other investment-related arrangements or contracts, in each case entered into in the ordinary course of business for the purpose of asset or liability management; (iv) Liens on any property or assets existing at the time such property or asset was acquired (including Liens on the property or assets of any Person that becomes a Subsidiary of Company that existed at the time such Person became a Subsidiary by acquisition, merger, consolidation or otherwise), which Liens were not created in contemplation of such acquisition; provided that (i) such Liens shall not extend to or cover any property or assets of any character other than the property being acquired and (ii) such Liens shall secure only those obligations which such Liens secured on the date of such acquisition; (v) Liens in respect of purchase money and Capital Lease obligations upon or in any real property or equipment acquired or held by Company or any Subsidiary in the ordinary course of business to secure the purchase price of such property or equipment or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such property or equipment; provided that (i) such Liens shall not extend to or cover any

76 property or assets of any character other than the property or equipment being financed and (ii) the aggregate amount of Indebtedness secured by such Liens (other than secured Indebtedness incurred in sale/leaseback transactions involving real property occupied by Company or its Subsidiaries) does not exceed $100,000,000 at any time outstanding; (vi) Liens on any real property securing Indebtedness in respect of which (i) the recourse of the holder of such Indebtedness (whether direct or indirect and whether contingent or otherwise) under the instrument creating the Lien or providing for the Indebtedness secured by the Lien is limited to such real property directly securing such Indebtedness and (ii) such holder may not under the instrument creating the Lien or providing for the Indebtedness secured by the Lien collect by levy of execution or otherwise against assets or property of Company or any Subsidiary (other than such real property directly securing such Indebtedness) if Company or such Subsidiary fails to pay such Indebtedness when due and such holder obtains a judgment with respect thereto, except for recourse obligations that are customary in “non-recourse” real estate transactions; (vii) Liens on mortgage-backed securities in favor of a Federal Reserve Bank; (viii) Liens on assets securing obligations owing to a Federal Home Loan Bank; (ix) Liens on assets securing repurchase agreements; (x) other Liens securing liabilities in an aggregate amount not to exceed 10% of Consolidated Net Worth; and (xi) the replacement, extension or renewal of any Lien permitted by clauses (ii), (iv) and (v) above upon or in the same property subject thereto arising out of the replacement, extension or renewal of the Indebtedness secured thereby (without any increase in the amount thereof). B. No Further Negative Pledges. Company will not, and will not permit any of its Subsidiaries to, enter into or otherwise cause or suffer to exist any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than (i) any agreement evidencing Indebtedness secured by Liens permitted by this Agreement, as to the assets securing such Indebtedness and (ii) any agreement evidencing an asset sale, as to the assets being sold. C. No Restrictions on Subsidiary Distributions to Company or Other Subsidiaries. Company will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of such Subsidiary’s Capital Stock owned by Company or any other Subsidiary of Company, (ii) repay or prepay any Indebtedness owed by such Subsidiary to Company or any other Subsidiary of Company, (iii) make loans or advances to Company or any other Subsidiary of Company, or (iv) transfer any of its property or assets to Company or any other Subsidiary of Company, except in each case (a) as provided in this Agreement, (b) as to

77 transfers of assets, as may be provided in an agreement with respect to a sale of such assets and (c) as required by law. 7.2 Acquisitions. Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, acquire, by purchase or otherwise, all or substantially all the business, property or fixed assets of, or Capital Stock of any Person, or any division or line of business of any Person except Company or any of its Subsidiaries may acquire, in a single transaction or series of related transactions (a) all or substantially all of the assets or a majority of the outstanding Securities entitled to vote in an election of members of the Governing Body of a Person or (b) any division, line of business or other business unit of a Person (such Person or such division, line of business or other business unit of such Person being referred to herein as the “Target”), in each case that is a type of business (or assets used in a type of business) permitted to be engaged in by Company and its Subsidiaries pursuant to subsection 7.7, so long as (1) no Event of Default or Potential Event of Default shall then exist or would exist after giving effect thereto and (2) after giving effect to such acquisition and any financing thereof on a pro forma basis as if such acquisition had been completed on the first day of the four Fiscal Quarter period ending on the last day of the most recent Fiscal Quarter for which financial statements have been delivered pursuant to subsection 6.1(ii) (such last day, the “test date”), Company and its Subsidiaries would have been in compliance with each of the financial covenants set forth in subsection 7.4. 7.3 Restricted Junior Payments. Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment so long as any Event of Default or Potential Event of Default shall have occurred and be continuing or shall be caused thereby. 7.4 Financial Covenants. A. Maximum Leverage Ratio. Company shall not permit the Consolidated Leverage Ratio as of the last day of the most recently ended Fiscal Quarter to exceed 40%. B. Consolidated Net Worth. Company shall maintain a Consolidated Net Worth at all times equal to at least $5,328,000,000. 7.5 Restriction on Fundamental Changes; Asset Sales. Company shall not, and shall not permit any of its Subsidiaries to, enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, either (x) all or substantially all of its business, property or assets, or (y) the Capital Stock of any Subsidiary, in each case whether now owned or hereafter acquired, except: (i) any Subsidiary of Company may be merged with or into Company or any wholly-owned Subsidiary, or be liquidated, wound up or dissolved, or all or any part of

78 its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any wholly- owned Subsidiary; provided that, in the case of such a merger, Company or such wholly- owned Subsidiary shall be the continuing or surviving Person; (ii) any Person may be merged with or into Company or any Subsidiary if the acquisition of the Capital Stock of such Person by Company or such Subsidiary would have been permitted pursuant to subsection 7.2; provided that (a) in the case of Company, Company shall be the continuing or surviving Person, (b) if a Subsidiary is not the surviving or continuing Person, the surviving Person becomes a Subsidiary and (c) no Potential Event of Default or Event of Default shall have occurred or be continuing after giving effect thereto; and (iii) except as set forth in paragraph (i) above, Company (A) may or may cause any Subsidiary to sell the Capital Stock of any Subsidiary (other than the Capital Stock of a Significant Subsidiary) or (B) may cause any Subsidiary (other than a Significant Subsidiary) to sell all or substantially all of such Subsidiary’s assets. 7.6 Transactions with Affiliates. Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) of any kind with any Affiliate of Company, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to Company or such Subsidiary as would be obtainable by Company or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate, provided that the foregoing restriction will not apply to transactions between or among Company and any of its wholly-owned Subsidiaries or between and among any wholly-owned Subsidiaries. 7.7 Conduct of Business. From and after the Restatement Closing Date, Company shall not, and shall not permit any of its Subsidiaries to, engage in any businesses that are material to Company and its Subsidiaries, taken as a whole, other than the businesses engaged in by Company and its Subsidiaries on the Restatement Closing Date and businesses reasonably related thereto. Section 8. EVENTS OF DEFAULT If any of the following conditions or events (“Events of Default”) shall occur: 8.1 Failure to Make Payments When Due. Failure by Company to pay any principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; failure by Company to pay when due any amount payable to an Issuing Lender in reimbursement of any drawing under a Letter of Credit; or failure by Company to pay any

79 interest on any Loan or any fee or any other amount due under this Agreement within five Business Days after the date due; or 8.2 Default in Other Agreements. (i) Failure of Company or any of its Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Material Indebtedness, in each case beyond the end of any grace period provided therefor; or (ii) breach or default by Company or any of its Subsidiaries with respect to any other material term of (a) one or more items of Material Indebtedness or (b) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Material Indebtedness, if the effect of such breach or default is to cause, or to permit the holder or holders of that Material Indebtedness (or a trustee on behalf of such holder or holders) to cause, that Material Indebtedness to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (with all notices provided for therein having been given and all grace periods provided for therein having lapsed, such that no further notice or passage of time is required in order for such holders or such trustee to exercise such right, other than notice of their or its election to exercise such right); or 8.3 Breach of Certain Covenants. Failure of Company to perform or comply with any term or condition contained in subsections 2.5, 2.11, 6.1(i), 6.2 or Section 7 (other than (x) subsection 7.1A, 7.6 or 7.7, to the extent such failure to comply therewith relates solely to a breach by a Subsidiary of Company which is not a Significant Subsidiary, and (y) subsection 7.1B, to the extent such failure to comply therewith relates solely to an agreement entered into by a Subsidiary of Company which is not a Significant Subsidiary) of this Agreement; or 8.4 Breach of Warranty. Any representation, warranty or certification made by Company in any Loan Document or in any certificate at any time given by Company in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or 8.5 Other Defaults Under Loan Documents. Company shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to or covered in any other subsection of this Section 8, and such default shall not have been remedied or waived within 30 days after receipt by Company of notice from Administrative Agent or any Lender of such default; or

80 8.6 Involuntary Bankruptcy; Appointment of Receiver, etc. (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Company or any of its Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order shall remain unstayed for a period of 60 days; or any other similar relief shall be granted under any applicable federal or state law and shall remain unstayed for a period of 60 days; or (ii) an involuntary case shall be commenced against Company or any of its Subsidiaries under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, conservator, custodian or other officer having similar powers over Company or any of its Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Company or any of its Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Company or any of its Subsidiaries, and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or 8.7 Voluntary Bankruptcy; Appointment of Receiver, etc. (i) Company or any of its Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Company or any of its Subsidiaries shall make any assignment for the benefit of creditors; or (ii) Company or any of its Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Governing Body of Company or any of its Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or 8.8 Judgments and Attachments. Any money judgment, writ or warrant of attachment or similar process involving in the aggregate at any time an amount in excess of $50,000,000 to the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage, shall be entered or filed against Company or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed

81 for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or 8.9 Dissolution. Any order, judgment or decree shall be entered against Company or any of its Subsidiaries decreeing the dissolution or split up of Company or that Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 60 days; or 8.10 Employee Benefit Plans. There shall occur one or more ERISA Events that individually or in the aggregate result in or would reasonably be expected to result in liability of Company in excess of $50,000,000; or there shall exist an amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans to which Company or any of its Subsidiaries has contributed or may be required to contribute (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which would reasonably be expected to result in a Material Adverse Effect; or 8.11 Change in Control. A Change in Control shall have occurred; or 8.12 Licensing. Any License of any Regulated Subsidiary (a) shall be revoked by the Government Authority which issued such License, or any action (administrative or judicial) to revoke a License shall have been commenced against any Regulated Subsidiary and shall not have been dismissed within 180 days after the commencement thereof, (b) shall be suspended by such Government Authority for a period in excess of thirty (30) days or (c) shall not be reissued or renewed by such Government Authority upon the expiration thereof following application for such reissuance or renewal by any Regulated Subsidiary, in each case to the extent such revocation, action, suspension, nonreissuance or nonrenewal would reasonably be expected to have a Material Adverse Effect; or 8.13 Certain Proceedings. Any Regulated Subsidiary shall become subject to any conservation, rehabilitation or liquidation order, directive or mandate issued by any Government Authority or any Regulated Subsidiary shall become subject to any other directive or mandate issued by any Government Authority which would reasonably be expected to have a Material Adverse Effect and which is not stayed within ten (10) days; or 8.14 Invalidity of Loan Documents; Repudiation of Obligations. At any time after the execution and delivery thereof, (i) any Loan Document or any provision thereof, for any reason other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared

82 to be null and void, or (ii) Company shall contest the validity or enforceability of any Loan Document or any provision thereof in writing or deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Loan Document or any provision thereof: THEN (i) upon the occurrence of any Event of Default described in subsection 8.6 or 8.7, each of (a) the unpaid principal amount of and accrued interest on the Loans, and (b) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Company, Company shall immediately Cash Collateralize all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit) and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate, and (ii) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to Company, declare all or any portion of the amounts described in clauses (a) and (b) above to be, and the same shall forthwith become, immediately due and payable and require Company to immediately Cash Collateralize all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit) and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate; provided that the foregoing shall not affect in any way the obligations of Lenders under subsection 3.3C(i) or the obligations of Lenders to purchase assignments of any unpaid Swing Line Loans as provided in subsection 2.1A(ii). Notwithstanding anything contained in the preceding paragraph, if at any time within 60 days after an acceleration of the Loans pursuant to clause (ii) of such paragraph Company shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Potential Events of Default (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 10.6, then Requisite Lenders, by written notice to Company, may at their option rescind and annul such acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind Lenders to a decision which may be made at the election of Requisite Lenders and are not intended, directly or indirectly, to benefit Company, and such provisions shall not at any time be construed so as to grant Company the right to require Lenders to rescind or annul any acceleration hereunder or to preclude Administrative Agent or Lenders from exercising any of the rights or remedies available to them under any of the Loan Documents, even if the conditions set forth in this paragraph are met.

83 Section 9. ADMINISTRATIVE AGENT 9.1 Appointment. A. Appointment of Administrative Agent. Wells Fargo is hereby appointed Administrative Agent hereunder and under the other Loan Documents. Each Lender hereby authorizes Administrative Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Wells Fargo agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this Section 9 are solely for the benefit of Agents and Lenders and none of Company or any of its Subsidiaries shall have rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, Administrative Agent (other than as provided in subsection 2.1D) shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Company or any of its Subsidiaries. 9.2 Powers and Duties; General Immunity. A. Powers; Duties Specified. Each Lender irrevocably authorizes Administrative Agent to take such action on such Lender’s behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to Administrative Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Administrative Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents. Administrative Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. Administrative Agent shall not have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender or Company; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon Administrative Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein. B. No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by such Agent to Lenders or by or on behalf of Company to such Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall such Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of

84 the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof. C. Exculpatory Provisions. No Agent or any of its officers, directors, employees or agents shall be liable to Lenders for any action taken or omitted by such Agent under or in connection with any of the Loan Documents except to the extent caused by such Agent’s gross negligence or willful misconduct. An Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions; provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable law. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication (including any electronic message, Internet or intranet website posting or other distribution), instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against an Agent as a result of such Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6). D. Agents Entitled to Act as Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, an Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, an Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term “Lender” or “Lenders” or any similar term shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. An Agent and its Affiliates may accept deposits from, lend money to, acquire equity interests in and generally engage in any kind of commercial banking, investment banking, trust, financial advisory or other business with Company or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Company for services in connection with this Agreement and otherwise without having to account for the same to Lenders. 9.3 Independent Investigation by Lenders; No Responsibility For Appraisal of Creditworthiness. Each Lender agrees that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the making of

85 the Loans and the issuance of Letters of Credit hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders. 9.4 Right to Indemnity. Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each Agent and its officers, directors, employees, agents, attorneys, professional advisors and Affiliates to the extent that any such Person shall not have been reimbursed by Company, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable counsel fees and disbursements and fees and disbursements of any financial advisor engaged by Agents) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against an Agent or such other Person in exercising the powers, rights and remedies of an Agent or performing duties of an Agent hereunder or under the other Loan Documents or otherwise in its capacity as Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of an Agent resulting solely from such Agent’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. If any indemnity furnished to an Agent or any other such Person for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. 9.5 Resignation of Agents; Successor Administrative Agent and Swing Line Lender. A. Resignation; Successor Administrative Agent. Any Agent may resign at any time by giving 30 days’ prior written notice thereof to Lenders and Company. Upon any such notice of resignation by Administrative Agent, Requisite Lenders shall have the right, upon five Business Days’ notice to Company, to appoint a successor Administrative Agent. If no such successor shall have been so appointed by Requisite Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, the retiring Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent. If Administrative Agent shall notify Lenders and Company that no Person has accepted such appointment as successor Administrative Agent, such resignation shall nonetheless become effective in accordance with Administrative Agent’s notice and (i) the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents, and (ii) all payments, communications and determinations provided to be made by, to or through Administrative Agent shall instead be made by, to or through each Lender directly, until such time as Requisite Lenders appoint a successor Administrative Agent in accordance with this subsection 9.5A. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall

86 thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement (if not already discharged as set forth above). After any retiring Agent’s resignation hereunder, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement. B. Successor Swing Line Lender and Issuing Lender. Any resignation of Administrative Agent pursuant to subsection 9.5A shall also constitute the resignation of Wells Fargo or its successor as Swing Line Lender and Issuing Lender, and any successor Administrative Agent appointed pursuant to subsection 9.5A shall, upon its acceptance of such appointment, become the successor Swing Line Lender and an Issuing Lender for all purposes hereunder. In such event (i) Company shall prepay any outstanding Swing Line Loans made by the retiring Administrative Agent in its capacity as Swing Line Lender, (ii) upon such prepayment, the retiring Administrative Agent and Swing Line Lender shall surrender any Swing Line Note held by it to Company for cancellation, (iii) if so requested by the successor Administrative Agent and Swing Line Lender in accordance with subsection 2.1E, Company shall issue a Swing Line Note to the successor Administrative Agent and Swing Line Lender substantially in the form of Exhibit V annexed hereto, in the amount of the Swing Line Loan Commitment then in effect and with other appropriate insertions and (iv) such successor Issuing Lender shall issue letters of credit in substitution for the Letters of Credit issued by the retiring Issuing Lender, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Lender to effectively assume the obligations of the retiring Issuing Lender with respect to such Letters of Credit, and upon issuance of such substitute letters of credit such substitute letters of credit shall be, and the substituted Letters of Credit shall cease to be, Letters of Credit. 9.6 Duties of Other Agents. To the extent that any Lender is identified in this Agreement as a co-agent, documentation agent or syndication agent, such Lender shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. 9.7 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to Company or any of the Subsidiaries of Company, Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Company) shall be entitled and empowered, by intervention in such proceeding or otherwise (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Loans and any other Obligations that are owing and unpaid and to file such other papers or documents as may be necessary or advisable in

87 order to have the claims of Lenders and Agents (including any claim for the reasonable compensation, expenses, disbursements and advances of Lenders and Agents and their agents and counsel and all other amounts due Lenders and Agents under subsections 2.3 and 10.2) allowed in such judicial proceeding, and (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Agents and their agents and counsel, and any other amounts due Agents under subsections 2.3 and 10.2. Nothing herein contained shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lenders or to authorize Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. Section 10. MISCELLANEOUS 10.1 Successors and Assigns; Assignments and Participations in Loans and Letters of Credit. A. General. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders (it being understood that Lenders’ rights of assignment are subject to the further provisions of this subsection 10.1). Neither Company’s rights nor obligations hereunder nor any interest therein may be assigned or delegated by Company without the prior written consent of all Lenders (and any attempted assignment or transfer by Company without such consent shall be null and void). No sale, assignment or transfer or participation of any obligations of a Lender in respect of a Letter of Credit or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Revolving Loan Commitment and the Revolving Loans of the Lender effecting such sale, assignment, transfer or participation. Anything contained herein to the contrary notwithstanding, except as provided in subsection 2.1A(ii) and subsection 10.5, the Swing Line Loan Commitment and the Swing Line Loans of Swing Line Lender may not be sold, assigned or transferred as described below to any Person other than a successor Administrative Agent and Swing Line Lender to the extent contemplated by subsection 9.5. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Affiliates of each of Administrative Agent and Lenders and Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement. B. Assignments.

88 (i) Amounts and Terms of Assignments. Any Lender may assign to one or more Eligible Assignees all or any portion of its rights and obligations under this Agreement; provided that (a) except in the case of an assignment of the entire remaining amount of the assigning Lender’s rights and obligations under this Agreement, the aggregate amount of the Revolving Loan Exposure of the assigning Lender and the assignee subject to each such assignment shall not be less than $5,000,000, unless Administrative Agent otherwise consents (such consent not to be unreasonably withheld or delayed), provided that simultaneous assignments to or by two or more related Funds shall be treated as one assignment for purposes of this clause (a), (b) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned and any assignment of all or any portion of a Revolving Loan Commitment, Revolving Loan or Letter of Credit participation shall be made only as an assignment of the same proportionate part of the assigning Lender’s Revolving Loan Commitment, Revolving Loans and Letter of Credit participations, (c) the parties to each assignment shall execute and deliver to Administrative Agent an Assignment Agreement, together with a processing and recordation fee of $3,500, and the Eligible Assignee, if it shall not already be a Lender, shall deliver to Administrative Agent information reasonably requested by Administrative Agent, including forms, certificates or other information in compliance with subsection 2.7B(iv) and (d) except in the case of an assignment to another Lender, an Affiliate of a Lender (provided that such Affiliate has a long-term non-credit enhanced unsecured debt rating of at least A- (in the case of S&P) or A3 (in the case of Moody’s)) or an Approved Fund of a Lender, Administrative Agent and, if no Event of Default has occurred and is continuing, Company, shall have consented thereto (which consent shall not be unreasonably withheld or delayed); provided, that Company shall be deemed to have consented to any such assignment of Loans or Commitments unless it shall object thereto by written notice to Administrative Agent within 5 Business Days after having received notice thereof. Upon such execution, delivery and consent, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination of this Agreement under subsection 10.9B) and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto; provided that, anything contained in any of the Loan Documents to the contrary notwithstanding, if such Lender is an Issuing Lender such Lender shall continue to have all rights and obligations of an Issuing Lender until the cancellation or expiration of any Letters of Credit issued by it and the reimbursement of any amounts drawn thereunder). The assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its Notes, if any, to Administrative Agent for cancellation, and thereupon new Notes shall, if so requested by the assignee and/or the assigning Lender in accordance with subsection 2.1E, be issued to

89 the assignee and/or to the assigning Lender, substantially in the form of Exhibit IV or Exhibit V annexed hereto, as the case may be, with appropriate insertions, to reflect the amounts of the new Commitments and/or outstanding Revolving Loans, as the case may be, of the assignee and/or the assigning Lender. Other than as provided in subsection 2.1A(ii) and subsection 10.5, any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection 10.1B shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection 10.1C. (ii) Acceptance by Administrative Agent; Recordation in Register. Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in subsection 10.1B(i) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iv), Administrative Agent shall, if Administrative Agent and Company have consented to the assignment evidenced thereby (in each case to the extent such consent is required pursuant to subsection 10.1B(i)), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment), (b) record the information contained therein in the Register, and (c) give prompt notice thereof to Company. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 10.1B(ii). C. Participations. Any Lender may, without the consent of, or notice to, Company or Administrative Agent, sell participations to one or more Persons (other than a natural Person or Company or any of its Affiliates) in all or a portion of such Lender’s rights and/or obligations under this Agreement; provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Company, Administrative Agent and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver directly affecting (i) subsection 2.4A(iii) or the extension of the scheduled final maturity date of any Loan allocated to such participation or (ii) a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation. Subject to the further provisions of this subsection 10.1C, Company agrees that each Participant shall be entitled to the benefits of subsections 2.6D and 2.7 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection 10.1B. To the extent permitted by law, each Participant also shall be entitled to the benefits of subsection 10.4 as though it were a Lender, provided such Participant agrees to be subject to subsection 10.5 as though it were a Lender. A Participant shall not be entitled to receive any greater payment under subsections 2.6D and 2.7A than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant unless the sale of the participation to such Participant is made with

90 Company’s prior written consent. No Participant shall be entitled to the benefits of subsection 2.7 unless Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of Company, to comply with subsection 2.7B(vii)(B) as though it were a Lender. D. Pledges and Assignments. Any Lender may, without the consent of Administrative Agent or Company, at any time pledge or assign, or grant a security interest in, all or any portion of its Loans, and the other Obligations owed to such Lender, to secure obligations of such Lender, including without limitation (A) any pledge or assignment, or grant of a security interest, to secure obligations to any Federal Reserve Bank or any other central bank having jurisdiction over such Lender and (B) in the case of any Lender that is a Fund, any pledge or assignment, or grant of a security interest, to any holders of obligations owed, or securities issued, by such Lender including to any trustee for, or any other representative of, such holders; provided that (i) no Lender shall be relieved of any of its obligations hereunder as a result of any such pledge or assignment, or grant of a security interest, and (ii) in no event shall any pledge, assignee or grantee be considered to be a “Lender” or be entitled to require the pledging, assigning or granting Lender to take or omit to take any action hereunder. E. Information. Each Lender may furnish any information concerning Company and its Subsidiaries in the possession of that Lender from time to time to pledgees under subsection 10.10D, assignees and participants (including prospective assignees and participants), in each case subject to subsection 10.18. F. Agreements of Lenders. Each Lender listed on the signature pages hereof hereby agrees, and each Lender that becomes a party hereto pursuant to an Assignment Agreement shall be deemed to agree, (i) that it is an Eligible Assignee described in clause (ii) of the definition thereof; (ii) that it has experience and expertise in the making of or purchasing loans such as the Loans; and (iii) that it will make or purchase Loans for its own account in the ordinary course of its business and without a view to distribution of such Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this subsection 10.1, the disposition of such Loans or any interests therein shall at all times remain within its exclusive control). 10.2 Expenses. Whether or not the transactions contemplated hereby shall be consummated, Company agrees to pay promptly (i) all reasonable and documented out-of-pocket costs and expenses incurred by Administrative Agent and the Syndication Agent, including reasonable and documented fees, expenses and disbursements of counsel to the Agents, in connection with the negotiation, preparation, execution and administration of the Loan Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Company; (ii) all other costs and expenses incurred by Administrative Agent and the Syndication Agent in connection with the syndication of the Commitments; (iii) all reasonable costs and expenses, including reasonable attorneys’ fees (including allocated costs of internal counsel) and reasonable fees, costs and expenses of accountants, advisors and consultants, incurred by Administrative Agent and its counsel at any time when an Event of Default has occurred and is continuing, relating to efforts to evaluate or assess Company or any

91 of its Subsidiaries and its business or financial condition; and (iv) all reasonable costs and expenses, including reasonable attorneys’ fees (including allocated costs of internal counsel), reasonable fees, costs and expenses of accountants, advisors and consultants and costs of settlement, incurred by Administrative Agent and Lenders in enforcing any Obligations of or in collecting any payments due from Company hereunder or under the other Loan Documents (including in connection with the enforcement of the Loan Documents) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a “work-out” or pursuant to any insolvency or bankruptcy proceedings. 10.3 Indemnity. In addition to the payment of expenses pursuant to subsection 10.2, whether or not the transactions contemplated hereby shall be consummated, Company agrees to defend (subject to Indemnitees’ selection of counsel), indemnify, pay and hold harmless Administrative Agent and Lenders (including Issuing Lenders), and the officers, directors, trustees, employees, agents, advisors and Affiliates of Administrative Agent and Lenders (collectively called the “Indemnitees”), from and against any and all Indemnified Liabilities (as hereinafter defined); provided that Company shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final nonappealable judgment of a court of competent jurisdiction. As used herein, “Indemnified Liabilities” means, collectively, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including Lenders’ agreement to make the Loans hereunder or the use or intended use of the proceeds thereof or the issuance of Letters of Credit hereunder or the use or intended use of any thereof, the failure of an Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Government Authority, or any enforcement of any of the Loan Documents). To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this subsection 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, Company shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

92 10.4 Set-Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuation of any Event of Default each of Lenders and their Affiliates is hereby authorized by Company at any time or from time to time, without notice to Company or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, provisional or final, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender or any Affiliate of that Lender to or for the credit or the account of Company and each of its Subsidiaries against and on account of the Obligations of Company or any of its Subsidiaries to that Lender (or any Affiliate of that Lender) or to any other Lender (or any Affiliate of any other Lender) under this Agreement, the Letters of Credit and participations therein and the other Loan Documents, including all claims of any nature or description arising out of or connected with this Agreement, the Letters of Credit and participations therein or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Section 8 and although said obligations and liabilities, or any of them, may be contingent or unmatured. 10.5 Ratable Sharing. Lenders hereby agree among themselves that if any of them shall, whether by voluntary or mandatory payment (other than a payment or prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker’s lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the “Aggregate Amounts Due” to such Lender) that is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall, unless such proportionately greater payment is required by the terms of this Agreement, (i) notify Administrative Agent and each other Lender of the receipt of such payment and (ii) apply a portion of such payment to purchase assignments (which it shall be deemed to have purchased from each seller of an assignment simultaneously upon the receipt by such seller of its portion of such payment) of the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that (A) if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such assignments shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest and (B) the foregoing provisions shall not apply to (1) any payment made by Company pursuant to and in accordance with the express terms of this Agreement or (2) any payment obtained by a Lender as consideration for the assignment (other

93 than an assignment pursuant to this subsection 10.5) of or the sale of a participation in any of its Obligations to any Eligible Assignee or Participant pursuant to subsection 10.1B. Company expressly consents to the foregoing arrangement and agrees that any purchaser of an assignment so purchased may exercise any and all rights of a Lender as to such assignment as fully as if that Lender had complied with the provisions of subsection 10.1B with respect to such assignment. In order to further evidence such assignment (and without prejudice to the effectiveness of the assignment provisions set forth above), each purchasing Lender and each selling Lender agree to enter into an Assignment Agreement at the request of a selling Lender or a purchasing Lender, as the case may be, in form and substance reasonably satisfactory to each such Lender. In the event of a conflict between this subsection 10.5 and subsection 2.10, subsection 2.10 shall control. 10.6 Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, and no consent to any departure by Company therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that no such amendment, modification, termination, waiver or consent shall, without the consent of: (i) each Lender with Obligations directly affected (whose consent shall be sufficient for any such amendment, modification, termination or waiver without the consent of Requisite Lenders) (1) reduce or forgive the principal amount of any Loan, (2) postpone the scheduled final maturity date of any Loan (but not the date of any scheduled installment of principal), (3) postpone the date on which any interest or any fees are payable, (4) decrease the interest rate borne by any Loan (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to subsection 2.2E) or the amount of any fees payable hereunder (other than any waiver of any increase in the fees applicable to Letters of Credit pursuant to subsection 3.2 following an Event of Default), (5) reduce the amount or postpone the due date of any amount payable in respect of any Letter of Credit reimbursement obligation, (6) extend the expiration date of any Letter of Credit beyond the Revolving Loan Commitment Termination Date, (7) except as provided in subsection 2.11, extend the Revolving Loan Commitment Termination Date, (8) change in any manner the obligations of Lenders relating to the purchase of participations in Letters of Credit or (9) change in any manner the provisions of subsection 2.4B to provide that Lenders will not share pro rata in reductions of the Revolving Loan Commitment Amount; (ii) each Lender, (1) change in any manner the definition of “Pro Rata Share” or the definition of “Requisite Lenders” (except for any changes resulting solely from an increase in the aggregate amount of the Commitments approved by Requisite Lenders), (2) change the provisions of subsection 2.4B(iii) to provide that Lenders will not share pro rata in payments, (3) change in any manner any provision of this Agreement that, by its terms, expressly requires the approval or concurrence of all Lenders, (4) increase the maximum duration of Interest Periods permitted hereunder, or (5) change in any manner or waive the provisions contained in subsection 2.4A(iii), subsection 2.4C, subsection 8.1, subsection 10.5 or this subsection 10.6.

94 In addition, no amendment, modification, termination or waiver of any provision (i) of any Note shall be effective without the written concurrence of the Lender which is the holder of that Note, (ii) of subsection 2.1A(ii) or of any other provision of this Agreement relating to the Swing Line Loan Commitment or the Swing Line Loans shall be effective without the written concurrence of Swing Line Lender, (iii) of Section 3 shall be effective without the written concurrence of Administrative Agent and of each Issuing Lender that has issued an outstanding Letter of Credit or has not been reimbursed for a payment under a Letter of Credit, (iv) of Section 9 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of Administrative Agent shall be effective without the written concurrence of Administrative Agent; and (v) that increases the amount of a Commitment of a Lender shall be effective without the consent of such Lender. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Company in any case shall entitle Company to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Company, on Company. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Revolving Loan Commitment of such Lender may not be increased or extended without the consent of such Lender. In the event of a conflict between this subsection 10.6 and subsection 2.10, subsection 2.10 shall control. 10.7 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists. 10.8 Notices; Effectiveness of Signatures; Posting on Electronic Delivery Systems. A. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile in complete and legible form, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Administrative Agent, Swing Line Lender and any Issuing Lender shall not be effective until received. For the purposes hereof, the address of Company, Administrative Agent, Swing Line Lender and the Issuing Lender shall be as set forth on Schedule 10.8 and the address of each other Lender shall be as set forth on its Administrative Questionnaire or (i) as to Company and Administrative Agent, such other address as shall be designated by such Person in a written

95 notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent. Electronic mail and Internet and intranet websites may be used to distribute routine communications, such as financial statements and other information as provided in subsection 6.1. Administrative Agent or Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. B. Effectiveness of Signatures. Loan Documents and notices under the Loan Documents may be transmitted and/or signed by telefacsimile and by signatures delivered in ‘PDF’ format by electronic mail; provided, however, that after the Restatement Closing Date no signature with respect to any notice, request, agreement, waiver, amendment or other document that is intended to have a binding effect may be sent by electronic mail. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as an original copy with manual signatures and shall be binding on Company, Agents and Lenders. Administrative Agent may also require that any such documents and signature be confirmed by a manually-signed copy thereof; provided, however, that the failure to request or deliver any such manually-signed copy shall not affect the effectiveness of any facsimile document or signature. C. Posting on Electronic Delivery Systems. Company acknowledges and agrees that (I) Administrative Agent may make any material delivered by Company to Administrative Agent, as well as any amendments, waivers, consents, and other written information, documents, instruments and other materials relating to Company, any of its Subsidiaries, or any other materials or matters relating to this Agreement, the Notes or any of the transactions contemplated hereby (collectively, the “Communications”), available to the Lenders by posting such notices on an electronic delivery system (which may be provided by Administrative Agent, an Affiliate of Administrative Agent, or any Person that is not an Affiliate of Administrative Agent), such as IntraLinks, or a substantially similar electronic system (the “Platform”) and (II) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to Company or its securities) (each, a “Public Lender”). Company acknowledges that (i) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution; provided that Administrative Agent agrees to use reasonable efforts to require that any Lender with access to the Platform agrees to keep the Communications confidential on substantially the same terms set forth in subsection 10.18, (ii) the Platform is provided “as is” and “as available” and (iii) neither Administrative Agent nor any of its Affiliates warrants the accuracy, completeness, timeliness, sufficiency, or sequencing of the Communications posted on the Platform. Administrative Agent and its Affiliates expressly disclaim with respect to the Platform any liability for errors in transmission, incorrect or incomplete downloading, delays in posting or delivery, or problems accessing the Communications posted on the Platform and any liability for any losses, costs, expenses or liabilities that may be suffered or incurred in connection with the Platform. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or

96 freedom from viruses or other code defects, is made by Administrative Agent or any of its Affiliates in connection with the Platform. Company hereby agrees that (w) all Communications that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Communications “PUBLIC”, Company shall be deemed to have authorized Administrative Agent, any Issuing Lender and the Lenders to treat such Communications as not containing any material non-public information with respect to Company or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Communications constitute confidential information pursuant to subsection 10.18, they shall be treated as set forth in such subsection); (y) all Communications marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (z) Administrative Agent shall be entitled to treat any Communications that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor”. Each Lender agrees that notice to it (as provided in the next sentence) (a “Notice”) specifying that any Communication has been posted to the Platform shall for purposes of this Agreement constitute effective delivery to such Lender of such information, documents or other materials comprising such Communication. Each Lender agrees (i) to notify, on or before the date such Lender becomes a party to this Agreement (pursuant to an Administrative Questionnaire or otherwise), Administrative Agent in writing of such Lender’s e-mail address to which a Notice may be sent (and from time to time thereafter to ensure that Administrative Agent has on record an effective e-mail address for such Lender) and (ii) that any Notice may be sent to such e-mail address. Notwithstanding the foregoing, Company shall not be responsible for any failure of the Platform or for the inability of any Lender to access any Communication made available by Company to Administrative Agent in connection with the Platform and in no event shall any such failure constitute an Event of Default hereunder. 10.9 Survival of Representations, Warranties and Agreements. A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit hereunder. B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Company set forth in subsections 2.6D, 2.7, 10.2, 10.3, 10.4, 10.16 and 10.17 and the agreements of Lenders set forth in subsections 9.2C, 9.4, 10.5, 10.17 and 10.18 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination of this Agreement. 10.10 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of an Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power,

97 right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. 10.11 Marshalling; Payments Set Aside. Neither any Agent nor any Lender shall be under any obligation to marshal any assets in favor of Company or any other party or against or in payment of any or all of the Obligations. To the extent that Company makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent for the benefit of Lenders), or Agents or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred. 10.12 Severability. In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. 10.13 Obligations Several; Independent Nature of Lenders’ Rights; Damage Waiver. The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders, or Lenders and Company, as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and, subject to subsection 9.6, each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose. To the extent permitted by law, Company shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with or as a result of this Agreement (including, without limitation, subsection 2.1C hereof), any other Loan Document, any transaction contemplated by the Loan Documents, any Loan or the use of proceeds thereof.

98 10.14 Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN ANY SUCH LOAN DOCUMENT), AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW. 10.15 Construction of Agreement; Nature of Relationship. Company acknowledges that (i) it has been represented by counsel in the negotiation and documentation of the terms of this Agreement, (ii) it has had full and fair opportunity to review and revise the terms of this Agreement, (iii) this Agreement has been drafted jointly by the parties hereto, and (iv) neither Administrative Agent nor any Lender or other Agent has any fiduciary relationship with or duty to Company arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent, the other Agents and Lenders, on one hand, and Company, on the other hand, in connection herewith or therewith is solely that of debtor and creditor. Accordingly, each of the parties hereto acknowledges and agrees that the terms of this Agreement shall not be construed against or in favor of another party. 10.16 Consent to Jurisdiction and Service of Process. (a) Company irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, any Issuing Lender, the Swing Line Lender, or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender, any Issuing Lender or the Swing Line Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Company or its properties in the courts of any jurisdiction. (b) Company irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan

99 Document in any court referred to in paragraph (a) of this subsection. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (c) Each party hereto irrevocably consents to service of process in the manner provided for notices in subsection 10.8. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law. 10.17 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 10.17 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court. 10.18 Confidentiality. Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement in accordance with such Lender’s customary procedures for handling confidential information of this nature, it being understood and agreed by Company that in any event a Lender may make disclosures (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, and legal counsel and other advisors who are engaged in evaluating, approving, negotiating, structuring or administering this Agreement (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential on substantially the same terms as provided herein), (b) to the extent requested by any Government Authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise

100 of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this subsection 10.18, to (i) any pledgee under subsection 10.10, any Eligible Assignee of or participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement, (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty’s or prospective counterparty’s professional advisor) to any credit derivative transaction relating to obligations of Company or (iii) any credit insurance provider relating to obligations of Company, (g) with the consent of Company, (h) to the extent such information (i) becomes publicly available other than as a result of a breach of this subsection 10.18 or (ii) becomes available to Administrative Agent or any Lender on a nonconfidential basis from a source other than Company or a party not known by Administrative Agent or such Lender to be subject to similar confidentiality restrictions, (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender’s or its Affiliates’ investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates and that no written or oral communications from counsel to an Agent and no information that is or is designated as privileged or as attorney work product may be disclosed to any Person unless such Person is a Lender or a Participant hereunder, and (j) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Loans; provided that, unless specifically prohibited by applicable law, regulation or court order, each Lender shall notify Company of any request by any Government Authority or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such Government Authority) for disclosure of any such non-public information prior to disclosure of such information; and provided, further that in no event shall any Lender be obligated or required to return any materials furnished by Company or any of its Subsidiaries. In addition, upon reasonable advance notice to Company, Administrative Agent and Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to Administrative Agent and Lenders, and Administrative Agent or any of its Affiliates may place customary “tombstone” advertisements relating hereto in publications (including publications circulated in electronic form) of its choice at its own expense (which shall be subject to review and comment by Company prior to publication). 10.19 Counterparts; Effectiveness. This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

101 10.20 USA Patriot Act. Each Lender hereby notifies Company that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies Company, which information includes the name and address of Company and other information that will allow such Lender to identify Company in accordance with the Act. 10.21 No Advisory or Fiduciary Responsibility. A. In connection with all aspects of each transaction contemplated hereby, Company acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between Company and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, and Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the Arrangers and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for Company or any of its Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Administrative Agent, the Arrangers or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of Company with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Arranger or Lender has advised or is currently advising Company or any of its Affiliates on other matters) and none of the Administrative Agent, the Arrangers or the Lenders has any obligation to Company or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iv) the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of Company and its Affiliates, and none of the Administrative Agent, the Arrangers or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Administrative Agent, the Arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. B. Company acknowledges and agrees that each Lender, the Arrangers and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any of Company, any Affiliate thereof or any other person or entity that may do business with or own securities of any of the foregoing, all as if such Lender, Arranger or Affiliate thereof were not a Lender or Arranger or an Affiliate thereof (or an agent or any other person with any similar role under the Credit Facilities) and without any duty to account therefor to any other

102 Lender, the Arrangers, Company or any Affiliate of the foregoing. Each Lender, the Arrangers and any Affiliate thereof may accept fees and other consideration from Company or any Affiliate thereof for services in connection with this Agreement, the Credit Facilities or otherwise without having to account for the same to any other Lender, the Arrangers, Company or any Affiliate of the foregoing. 10.22 Amendment and Restatement. A. On the Restatement Closing Date, the Existing Credit Agreement shall be amended, restated and superseded in its entirety hereby. The parties hereto acknowledge and agree that (i) this Agreement, any Notes delivered pursuant to Section 2.1E and the other Loan Documents executed and delivered in connection herewith do not constitute a novation, payment and reborrowing, or termination of the “Obligations” (as defined in the Existing Credit Agreement) under the Existing Credit Agreement as in effect prior to the Restatement Closing Date; (ii) the “Loans” and “Obligations” (each as defined in the Existing Credit Agreement) have not become due and payable prior to the Restatement Closing Date as a result of the amendment and restatement of the Existing Credit Agreement; (iii) such “Obligations” are in all respects continuing with only the terms thereof being modified as provided in this Agreement; and (iv) upon the effectiveness of this Agreement all loans and letters of credit outstanding under the Existing Credit Agreement immediately before the effectiveness of this Agreement will be part of the Loans and Letters of Credit hereunder on the terms and conditions set forth in this Agreement. B. Notwithstanding the modifications effected by this Agreement of the representations, warranties and covenants of the Company and the Subsidiaries contained in the Existing Credit Agreement, each of Company and each of its Subsidiaries acknowledges and agrees that any causes of action or other rights created in favor of any Lender and its successors arising out of the representations and warranties of the Company or any Subsidiary made prior to the Restatement Closing Date and contained in or delivered (including representations and warranties delivered in connection with the making of the loans or other extensions of credit thereunder) in connection with the Existing Credit Agreement or any other Loan Document executed in connection therewith prior to the Restatement Closing Date shall survive the execution and delivery of this Agreement; provided, however, that it is understood and agreed that Company’s monetary obligations under the Existing Credit Agreement in respect of the loans and letters of credit thereunder are now monetary obligations of Company as evidenced by this Agreement as provided in Section 2 hereof; provided, further, that the Obligations under the other Loan Documents shall also continue in full force and effect. C. All indemnification obligations of the Company and its Subsidiaries pursuant to the Existing Credit Agreement (including any arising from a breach of the representations thereunder) shall survive the amendment and restatement of the Existing Credit Agreement pursuant to this Agreement. D. On and after the Restatement Closing Date, (i) each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or similar words referring to the Credit Agreement shall mean and be a reference to this Agreement and (ii) each reference in the Loan Documents to a “Note” shall mean and be a Note as defined in this Agreement.

103 10.23 Entire Agreement. This Agreement, the Notes and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no unwritten oral agreements among the parties hereto. [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above. COMPANY: AMERIPRISE FINANCIAL, INC. By:/s/ James P. Hamalainen Name: James P. Hamalainen Title: Senior Vice President - Treasurer [Signature Page to Ameriprise Credit Agreement]

LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent, Issuing Bank and Swingline Lender By: /s/ Casey Kelly Name: Casey Kelly Title: Vice President BANK OF AMERICA, N.A., individually and as Syndication Agent By: /s/ Tiffany Burgess Name: Tiffany Burgess Title: Vice President CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender By: /s/ Vipul Dhadda Name: Vipul Dhadda Title: Authorized Signatory By: /s/ Vipul Dhadda Name: Lingzi Huang Title: Authorized Signatory HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender By: /s/ Shakil Ahmed Name: Shakil Ahmed Title: Director, Global Banking & Markets [Signature Page to Ameriprise Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Kristen Murphy Name: Kristen Murphy Title: Vice President BARCLAYS BANK PLC, as a Lender By: /s/ Christine Aharonian Name: Christine Aharonian Title: Vice President GOLDMAN SACHS BANK USA, as a Lender By: /s/ Rebecca Kratz Name: Rebecca Kratz Title: Authorized Signatory CITIBANK, N.A., as a Lender By: /s/ Robert Chesley Name: Robert Chesley Title: Vice President and Managing Director U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Chris Catucci Name: Chris Catucci Title: Vice President, Insurance Division THE BANK OF NEW YORK MELLON, as a Lender By: /s/ Richard G. Shaw Name: Richard G. Shaw Title: Vice President [Signature Page to Ameriprise Credit Agreement]

BNP PARIBAS, as a Lender By: /s/ Phil Truesdale Name: Phil Truesdale Title: Managing Director By: /s/ Nair P. Raghu Name: Nair P. Raghu Title: Vice President SOCIETE GENERALE, as a Lender By: /s/ William Aishton Name: William Aishton Title: Director UBS AG, STAMFORD BRANCH, as a Lender By: /s/ Darlene Arias Name: Darlene Arias Title: Director By: /s/ Craig Pearson Name: Craig Pearson Title: Associate Director [Signature Page to Ameriprise Credit Agreement]

EXHIBITS I FORM OF NOTICE OF REVOLVING BORROWING IA FORM OF BID REQUEST IB FORM OF COMPETITIVE BID II FORM OF NOTICE OF CONVERSION/CONTINUATION III FORM OF REQUEST FOR ISSUANCE IV FORM OF REVOLVING NOTE V FORM OF SWING LINE NOTE VI FORM OF COMPLIANCE CERTIFICATE VII FORM OF ASSIGNMENT AGREEMENT VIII FORM OF U.S. TAX COMPLIANCE CERTIFICATE

I-1 Notice of Revolving Borrowing EXHIBIT I [FORM OF] NOTICE OF REVOLVING BORROWING Pursuant to that certain Amended and Restated Credit Agreement dated as of May 1, 2015, as further amended, restated, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among AMERIPRISE FINANCIAL, INC., a Delaware corporation (“Company”), the financial institutions listed therein as Lenders (“Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”), this represents Company’s request to borrow as follows: 1. Date of borrowing: ___________________, _________ 2. Amount of borrowing: $___________________ 3. Lender(s): [ ] a. Lenders, in accordance with their applicable Pro Rata Shares [ ] b. Swing Line Lender 4. Type of Loans: [ ] a. Revolving Loans [ ] b. Swing Line Loan 5. Interest rate option: [ ] a. Base Rate Loan(s) [ ] b. Eurodollar Rate Loans with an initial Interest Period of ____________ month(s) The proceeds of such Loans are to be deposited in Company’s account at Administrative Agent or in such other account as may be designated by Company from time to time. The undersigned officer, to the best of his or her knowledge, and Company certify that: (i) The representations and warranties contained in the Credit Agreement (other than subsection 5.4) and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date; provided, that, if a representation and

I-2 Notice of Revolving Borrowing warranty is qualified as to materiality, with respect to such representation and warranty the materiality qualifier set forth above shall be disregarded for purposes of this condition; and (ii) No event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Potential Event of Default. DATED: ___________________ AMERIPRISE FINANCIAL, INC. By: Title:

IA-1 Bid Request EXHIBIT IA [FORM OF] BID REQUEST Pursuant to that certain Amended and Restated Credit Agreement dated as of May 1, 2015, as amended, restated, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so further amended, restated, supplemented or otherwise modified, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among AMERIPRISE FINANCIAL, INC., a Delaware corporation (“Company”), the financial institutions listed therein as Lenders (“Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”), the Lenders are invited to make Bid Loans: 1. Date of borrowing: ___________________, _________ 2. Amount of borrowing: $___________________ 3. Comprised of (select one): [ ] a. Bid Loans based on an Absolute Rate [ ] b. Bid Loans based on Eurodollar Rate Bid Loan No. Interest Period requested Maximum principal amount requested 1 _______days/mos $ ________________ 2 _______days/mos $ ________________ 3 _______days/mos $ ________________ The Bid Borrowing requested herein complies with the requirements of the proviso to the first sentence of subsection 2.1A(iii)(a) of the Credit Agreement. Company authorizes Administrative Agent to deliver this Bid Request to the Lenders. Responses by the Lenders must be in substantially the form of Exhibit IB to the Credit Agreement and must be received by Administrative Agent by the time specified in subsection 2.1A(iii)(c) of the Credit Agreement for submitting Competitive Bids. DATED: ___________________ AMERIPRISE FINANCIAL, INC. By: Title:

IB-1 Competitive Bid EXHIBIT IB [FORM OF] COMPETITIVE BID Reference is made to that certain Amended and Restated Credit Agreement dated as of May 1, 2015, as further amended, restated, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among AMERIPRISE FINANCIAL, INC., a Delaware corporation (“Company”), the financial institutions listed therein as Lenders (“Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”). In response to the Bid Request dated ____________, the undersigned offers to make the following Bid Loan(s): 1. Date of borrowing: ___________________, _________ 2. Amount of borrowing: $___________________ 3. Comprised of: Bid Loan No. Interest Period offered Bid Maximum Absolute Rate Bid or Eurodollar Margin Bid* 1 _______days/mos $ ________________ (- +) % 2 _______days/mos $ ________________ (- +) % 3 _______ days/mos $ ________________ (- +) % * in multiples of 1/100th of a basis point.

IB-2 Competitive Bid Contact Person: ________________ Telephone: . [LENDER] By: Title: ****************************************************************************** THIS SECTION IS TO BE COMPLETED BY COMPANY IF IT WISHES TO ACCEPT ANY OFFERS CONTAINED IN THIS COMPETITIVE BID: The offers made above are hereby accepted in the amounts set forth below: Bid Loan No. Principal Amount Accepted $ $ $ DATED: ___________________ AMERIPRISE FINANCIAL, INC. By: Title:

II-1 Notice of Conversion/Continuation EXHIBIT II [FORM OF] NOTICE OF CONVERSION/CONTINUATION Pursuant to that certain Amended and Restated Credit Agreement dated as of May 1, 2015, as further amended, restated, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among AMERIPRISE FINANCIAL, INC., a Delaware corporation (“Company”), the financial institutions listed therein as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”), this represents Company’s request to convert or continue Loans as follows: 1. Date of conversion/continuation: __________________, _______ 2. Amount of Loans being converted/continued: $___________________ 3. Nature of conversion/continuation: [ ] a. Conversion of Base Rate Loans to Eurodollar Rate Loans [ ] b. Conversion of Eurodollar Rate Loans to Base Rate Loans [ ] c. Continuation of Eurodollar Rate Loans as such 4. If Loans are being continued as or converted to Eurodollar Rate Loans, the duration of the new Interest Period that commences on the conversion/ continuation date: _______________ month(s) In the case of a conversion to or continuation of Eurodollar Rate Loans, the undersigned officer, to the best of his or her knowledge, and Company certifies that no Event of Default or Potential Event of Default has occurred and is continuing under the Credit Agreement. DATED: ____________________ AMERIPRISE FINANCIAL, INC. By: Title:

III-1 Request for Issuance EXHIBIT III [FORM OF] REQUEST FOR ISSUANCE Pursuant to that certain Amended and Restated Credit Agreement dated as of May 1, 2015, as further amended, restated, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among AMERIPRISE FINANCIAL, INC., a Delaware corporation (“Company”), the financial institutions listed therein as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”), this represents Company’s request for the issuance of a Letter of Credit by Administrative Agent as follows: 1. Issuing Lender: Administrative Agent [_________________________________] 2. Date of issuance of Letter of Credit: ________________, ________ 3. Face amount of Letter of Credit: $________________________ 4. Expiration date of Letter of Credit: ________________, ________ 5. Name and address of beneficiary: ___________________________________________ ___________________________________________ ___________________________________________ ___________________________________________ 6. Attached hereto is: [ ] the verbatim text of such proposed Letter of Credit [ ] a description of the proposed terms and conditions of such Letter of Credit, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of such Letter of Credit, would require the Issuing Lender to make payment under such Letter of Credit. The undersigned officer, to the best of his or her knowledge, and Company certify that: (i) The representations and warranties contained in the Credit Agreement (other than subsection 5.4) and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in

III-2 Request for Issuance all material respects on and as of such earlier date; provided, that, if a representation and warranty is qualified as to materiality, with respect to such representation and warranty the materiality qualifier set forth above shall be disregarded for purposes of this condition; and (ii) No event has occurred and is continuing or would result from the issuance of the Letter of Credit contemplated hereby that would constitute an Event of Default or a Potential Event of Default. DATED: ____________________ AMERIPRISE FINANCIAL, INC. By: Title:

IV-1 Revolving Note EXHIBIT IV [FORM OF] REVOLVING NOTE AMERIPRISE FINANCIAL, INC. $_____________________1 ______________________2 [Issuance date] FOR VALUE RECEIVED, AMERIPRISE FINANCIAL, INC., a Delaware corporation (“Company”), promises to pay to ________________3 (“Payee”) or its registered assigns, the lesser of (x) _______________________4 ($[____________________1]) and (y) the unpaid principal amount of all advances made by Payee to Company as Revolving Loans under the Credit Agreement referred to below. The principal amount of this Note shall be payable on the dates and in the amounts specified in the Credit Agreement. Company also promises to pay interest on the unpaid principal amount hereof, until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of May 1, 2015 by and among Company, the financial institutions listed therein as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent (said Credit Agreement, as it may be further amended, restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined). This Note is one of Company’s “Revolving Notes” and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are to be repaid. All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loans evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note. 1 Insert amount of Lender’s Revolving Loan Commitment in numbers. 2 Insert place of delivery of Note. 3 Insert Lender’s name in capital letters. 4 Insert amount of Lender’s Revolving Loan Commitment in words.

IV-2 Revolving Note Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note. This Note is subject to mandatory prepayment as provided in the Credit Agreement and to prepayment at the option of Company as provided in the Credit Agreement. THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement. The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement. This Note is subject to restrictions on transfer or assignment as provided in the Credit Agreement. No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency prescribed herein and in the Credit Agreement. Company promises to pay all costs and expenses, including reasonable and documented attorneys’ fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder. [Remainder of page intentionally left blank.]

IV-3 Revolving Note IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above. AMERIPRISE FINANCIAL, INC. By: Title:

IV-4 Revolving Note TRANSACTIONS ON REVOLVING NOTE Date Type of Loan Made This Date Amount of Loan Made This Date Amount of Principal Paid This Date Outstanding Principal Balance This Date Notation Made By

V-1 Swing Line Note EXHIBIT V [FORM OF] SWING LINE NOTE AMERIPRISE FINANCIAL, INC. $_____________________1 ______________________2 [Issuance date] FOR VALUE RECEIVED, AMERIPRISE FINANCIAL, INC., a Delaware corporation (“Company”), promises to pay to _______________________ (“Payee”) or its registered assigns, the lesser of (x) _______________________3 ($[________________________1]) and (y) the unpaid principal amount of all advances made by Payee to Company as Swing Line Loans under the Credit Agreement referred to below. The principal amount of this Note shall be payable on the dates and in the amounts specified in the Credit Agreement. Company also promises to pay interest on the unpaid principal amount hereof, until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of May 1, 2015 by and among Company, the financial institutions listed therein as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent (said Credit Agreement, as it may be further amended, restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined). This Note is Company’s “Swing Line Note” and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Swing Line Loans evidenced hereby were made and are to be repaid. All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note. This Note is subject to mandatory prepayment as provided in the Credit Agreement and to prepayment at the option of Company as provided in the Credit Agreement. 1 Insert amount of Swing Line Lender’s Swing Line Commitment in numbers. 2 Insert place of delivery of Note. 3 Insert amount of Swing Line Lender’s Swing Line Commitment in words.

V-2 Swing Line Note THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement. The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement. This Note is subject to restrictions on transfer or assignment as provided in the Credit Agreement. No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency prescribed herein and in the Credit Agreement. Company promises to pay all costs and expenses, including reasonable and documented attorneys’ fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder. [Remainder of page intentionally left blank.]

V-3 Swing Line Note IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above. AMERIPRISE FINANCIAL, INC. By: Title:

V-4 Swing Line Note TRANSACTIONS ON SWING LINE NOTE Date Amount of Loan Made This Date Amount of Principal Paid This Date Amount of Principal Paid This Date Outstanding Principal Balance This Date Notation Made By

VI-1 Compliance Certificate EXHIBIT VI [FORM OF] COMPLIANCE CERTIFICATE THE UNDERSIGNED HEREBY CERTIFY THAT: (1) We are the duly elected [Title] and [Title] of Ameriprise Financial, Inc., a Delaware corporation (“Company”); (2) We have reviewed the terms of that certain Amended and Restated Credit Agreement dated as of May 1, 2015, as further amended, restated, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the “Credit Agreement”, the terms defined therein and not otherwise defined in this Certificate (including Attachment No. 1 annexed hereto and made a part hereof) being used in this Certificate as therein defined), by and among Company, the financial institutions listed therein as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, and we have made, or have caused to be made under our supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by the attached financial statements; (3) The examination described in paragraph (2) above did not disclose, and we have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Potential Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate [, except as set forth below]. [Set forth [below] [in a separate attachment to this Certificate] are all exceptions to paragraph (3) above listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Company has taken, is taking, or proposes to take with respect to each such condition or event: ].

VI-2 Compliance Certificate The foregoing certifications, together with the computations set forth in Attachment No. 1 annexed hereto and made a part hereof and the financial statements delivered with this Certificate in support hereof, are made and delivered this __________ day of _____________, ____ pursuant to subsection 6.1(iv) of the Credit Agreement. AMERIPRISE FINANCIAL, INC. By: Title: By: Title:

VI-3 Compliance Certificate ATTACHMENT NO. 1 TO COMPLIANCE CERTIFICATE This Attachment No. 1 is attached to and made a part of a Compliance Certificate dated as of ____________, ____ and pertains to the period from ____________, ____ to ____________, ____. Subsection references herein relate to subsections of the Credit Agreement. A. Minimum Consolidated Net Worth (as of _____________, ____) 1. Total Equity: $___________ 2. Equity of non-controlling interests: $___________ 3. Appropriate Retained Earnings of VIEs: $___________ 4. Unrealized Gains/Losses relating to ASC 320: $___________ 5. Consolidated Net Worth (1-2-3-4): $___________ 6. Minimum amount permitted under subsection 7.4B: $5,328,000,000 Compliance (Yes/No) __________ B. Maximum Leverage Ratio (as of _____________, ____) 7. indebtedness of Company and its Subsidiaries: $___________ 8. Debt securities issued by VIEs which are non-recourse to the Company and its Subsidiaries: $___________ 9 . Repurchase agreements: $___________ 10. Obligations owing to any FHLB secured by pledged assets: $___________ 11. Obligations owing to any FRB secured by pledges of mortgage-backed securities $___________ 12. derivatives transactions entered into in the ordinary course of business for the purpose of asset and liability management $___________ 13. portion of obligations with respect to leases that would have been classified as operating leases as defined in ASC 840 that are properly classified as a liability on a balance sheet in conformity with GAAP $___________ 14. Consolidated Total Debt (7-8-9-10-11-12-13): $___________ 15. Consolidated Total Capitalization (5+14): $___________ 16. Consolidated Leverage Ratio (14/15): ____% 17. Maximum Consolidated Leverage Ratio permitted under subsection 7.4A: 40% Compliance (Yes/No) __________

EXHIBIT VII [FORM OF] ASSIGNMENT AND ASSUMPTION AGREEMENT This Assignment and Assumption Agreement (the “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by Administrative Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, letters of credit and swingline loans) (the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor. 1. Assignor: ______________________________ 2. Assignee: ______________________________ [and is an Affiliate/Approved Fund8] 3. Company: Ameriprise Financial, Inc. 4. Administrative Agent: Wells Fargo Bank, National Association, as administrative agent under the Credit Agreement 5. Credit Agreement Amended and Restated Credit Agreement dated as of May 1, 2015 among Company, the Lenders parties thereto, Wells Fargo Bank, National Association, as Administrative Agent, and the other agents parties thereto 8 Select as applicable.

6. Assigned Interest: Facility Assigned Aggregate Amount of Commitment/Loans for all Lenders Amount of Commitment/Loans Assigned Percentage Assigned of Commitment/Loans9 Revolving Loan Commitment $_____________ $_____________ __________% Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The terms set forth in this Assignment are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Title: ASSIGNEE [NAME OF ASSIGNEE] By: Title: Consented to and Accepted: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: Title: [Consented to:] AMERIPRISE FINANCIAL, INC. By: Title: 9 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

ANNEX 1 AMERIPRISE FINANCIAL, INC. STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION AGREEMENT 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the “Loan Documents”), or any collateral thereunder, (iii) the financial condition of Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to subsection 6.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if it is a Non-US Lender, attached to the Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the

Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.10 3. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. 10 Administrative Agent should consider whether this method conforms to its systems. In some circumstances, the following alternative language may be appropriate: “From and after the Effective Date, Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.”

EXHIBIT VIII-A FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is made to that certain Amended and Restated Credit Agreement dated as of May 1, 2015, as further amended, restated, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among AMERIPRISE FINANCIAL, INC., a Delaware corporation (“Company”), the financial institutions listed therein as Lenders (“Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”). Pursuant to the provisions of Section 2.7B of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of the Company within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (iv) it is not a controlled foreign corporation related to the Company as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished the Administrative Agent and the Company with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20[ ]

EXHIBIT VIII-B FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is made to that certain Amended and Restated Credit Agreement dated as of May 1, 2015, as further amended, restated, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among AMERIPRISE FINANCIAL, INC., a Delaware corporation (“Company”), the financial institutions listed therein as Lenders (“Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”). Pursuant to the provisions of Section 2.7B of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of the Company within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, and (iv) it is not a controlled foreign corporation related to the Company as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]

EXHIBIT VIII-C FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is made to that certain Amended and Restated Credit Agreement dated as of May 1, 2015, as further amended, restated, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among AMERIPRISE FINANCIAL, INC., a Delaware corporation (“Company”), the financial institutions listed therein as Lenders (“Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”). Pursuant to the provisions of Section 2.7B of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Company within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Company as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]

EXHIBIT VIII-D FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is made to that certain Amended and Restated Credit Agreement dated as of May 1, 2015, as further amended, restated, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among AMERIPRISE FINANCIAL, INC., a Delaware corporation (“Company”), the financial institutions listed therein as Lenders (“Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”). Pursuant to the provisions of Section 2.7B of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Company within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Company as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished the Administrative Agent and the Company with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name:

Title: Date: ________ __, 20[ ]

SCHEDULE 1.1 SIGNIFICANT SUBSIDIARIES Subsidiary Name Jurisdiction of Incorporation Ameriprise Certificate Company Delaware AMPF Holding Corporation Michigan American Enterprise Investment Services Inc. Minnesota Ameriprise Financial Services, Inc. Delaware IDS Property Casualty Insurance Company Wisconsin Columbia Management Investment Advisors, LLC Minnesota RiverSource Life Insurance Company Minnesota RiverSource Life Insurance Co. of New York New York Threadneedle Asset Management Holdings Sarl Luxembourg TAM UK Holdings Limited United Kingdom Threadneedle Pensions Ltd. United Kingdom

SCHEDULE 1.2 EXISTING LETTERS OF CREDIT Wells Fargo LC Ref. # Amount Expiry Date Beneficiary NZS583227 $950,000 10/15/2015 Sentry Insurance NZS568906 $300,000 10/15/2015 Travelers Indemnity Co.

SCHEDULE 2.1 LENDERS’ COMMITMENTS AND PRO RATA SHARES Lender Commitment Pro Rata Share Wells Fargo Bank, National Association $57,500,000 11.5% Bank of America, N.A. $57,500,000 11.5% Citibank, N.A. $42,500,000 8.5% Credit Suisse AG Cayman Islands Branch $42,500,000 8.5% HSBC Bank USA, National Association $42,500,000 8.5% JPMorgan Chase Bank, N.A. $42,500,000 8.5% The Bank of New York Mellon $35,000,000 7.0% Barclays Bank PLC $35,000,000 7.0% Goldman Sachs Bank USA $35,000,000 7.0% U.S. Bank National Association $35,000,000 7.0% BNP Paribas $25,000,000 5.0% Societe Generale $25,000,000 5.0% UBS AG, Stamford Branch $25,000,000 5.0% Total $500,000,000 100%

SCHEDULE 5.6 LITIGATION In October 2011, a putative class action lawsuit entitled Roger Krueger, et al. vs. Ameriprise Financial, et al. was filed in the United States District Court for the District of Minnesota against the Company, certain of its present or former employees and directors, as well as certain fiduciary committees on behalf of participants and beneficiaries of the Ameriprise Financial 401(k) Plan. The alleged class period is from October 1, 2005 to the present. The action alleges that Ameriprise breached fiduciary duties under ERISA, by selecting and retaining primarily proprietary mutual funds with allegedly poor performance histories, higher expenses relative to other investment options and improper fees paid to Ameriprise Financial or its subsidiaries. On March 26, 2015, the parties submitted to the Court for approval a settlement in the amount of $27.5 million that would result in full and final dismissal of all claims. On April 6, 2015, the Court preliminarily approved the settlement, and set a final approval hearing for July 13, 2015. The settlement, net of insurance recovery, has no impact to the Company’s consolidated results of operations. In September 2011, the California Department of Insurance (“CA DOI”) issued an Order to Show Cause administrative action against RiverSource Life Insurance Company alleging that certain claims handling practices reviewed in a 2007-2008 market conduct exam did not comply with applicable law. In August 2014, RiverSource Life Insurance Company and the CA DOI reached an agreement in principle to settle all pending allegations for $800,000, with the exception of a single allegation related to certain coverage determinations made under long term care insurance policies issued between 1989-1992. An administrative hearing on this remaining allegation concluded in November 2014, and in April 2015 a decision was issued by the California Insurance Commissioner resolving the matter in favor of RiverSource Life Insurance Company, finding no violations of the California Insurance Code and no penalties warranted against RiverSource Life Insurance Company. In November 2014, a lawsuit was filed against the Company’s London-based asset management affiliate in England’s High Court of Justice Commercial Court, entitled Otkritie Capital International Ltd and JSC Otkritie Holding v. Threadneedle Asset Management Ltd. and Threadneedle Management Services Ltd. (“Threadneedle Defendants”). Claimants allege that the Threadneedle Defendants should be held liable for the wrongful acts of one of its former employees, who in February 2014 was held jointly and severally liable with several other parties for conspiracy and dishonest assistance in connection with a fraud perpetrated against Claimants in 2011. Claimants allege they were harmed by that fraud in the amount of $120 million. The Threadneedle Defendants have applied to the Court for an Order dismissing the proceedings as an abuse of process of the court, with a hearing on the application set for June 10, 2015. The

Company cannot reasonably estimate the range of loss, if any, that may result from this matter due to the early procedural status of the case, the number of parties involved, and the failure to allege any specific, evidence based damages.

SCHEDULE 7.1 CERTAIN EXISTING LIENS UCC Financing Statements filed against Company Jurisdiction Secured Party Filing No. Filing Date Lien Description Delaware Secretary of State General Electric Capital Corporation 52997824 Continuation 2010 2270910 09/28/05 06/29/10 True Lease: Precautionary filing to perfect Red Line Air, LLC's interest in Gulf Stream Model G-IV, FAA Reg No. 677RWand (2) Rolls Royce Engines, together with all other property essential and appropriate to the operation of the Aircraft Delaware Secretary of State Cisco Systems Capital Corporation 2008 0364248 Continuation 2013 0357583 01/30/08 01/28/13 Lease: all right, title and interest, now existing and hereafter arising in and to: all Equipment in connection with any Master Agmt; all insurance, warranty, claims and rights to payment arising out of such Equipment; all books, records and proceeds relating to the foregoing. Equipment shall be defined as routers, router components, other computer networking and telecommunications equipment and other equipment manufactured by Cisco Systems, Inc., together with all software and substitutions. Some or all of the transactions that are subject to this financing statement may be intended to be true leases, to which extent this filings is intended as a precautionary filing Delaware Secretary of State Canon Solutions America, Inc. 2013 0498072 02/06/13 Specific Equipment covered under Equipment Purchase, Maintenance & Software License Schedule #500978- 9719 to Master Agmt #500978 Delaware Secretary of State U.S. Bank Equipment Finance 2013 3893907 10/03/13 (2) IRC5240 Copiers together with all replacements and all proceeds

Jurisdiction Secured Party Filing No. Filing Date Lien Description Delaware Secretary of State J.P. Morgan Securities LLC 2014 2658482 07/07/14 All of the following property, whether now or hereafter existing, in which the debtor now or hereafter has any rights: All monies, securities, Contracts, precious metals, warehouse receipts (including any goods or commodities represented tehreby) or other property, together with, in each case, all proceeds of the sale thereof ("property"), now or at any future time represented by an entry on or standing to the credit of Debtor's Account, or held by, to the order or under the direction or control of Secured Party or any exchange or clearing organization through which transactions on Debtor's behalf are executed or cleared UCC Financing Statements filed against Ameriprise Certificate Company Jurisdiction Secured Party Filing No. Filing Date Lien Description Delaware Secretary of State J.P. Morgan Securities LLC 2014 2663243 07/07/14 All of the following property, whether now or hereafter existing, in which the debtor now or hereafter has any rights: All monies, securities, Contracts, precious metals, warehouse receipts (including any goods or commodities represented tehreby) or other property, together with, in each case, all proceeds of the sale thereof ("property"), now or at any future time represented by an entry on or standing to the credit of Debtor's Account, or held by, to the order or under the direction or control of Secured Party or any exchange or clearing organization through which transactions on Debtor's behalf are executed or cleared

UCC Financing Statements filed against Ameriprise Financial Services, Inc. Jurisdiction Secured Party Filing No. Filing Date Lien Description Delaware Secretary of State Bankers Leasing Company 2010 1824758 05/25/10 Lease: 1 KM Bizhub B280 Color Copier with accessories Delaware Secretary of State Bankers Leasing Company 2011 0247570 01/22/11 Lease: (1) Sharp MX4100N Copier Delaware Secretary of State U.S. Bancorp Business Equipment Finance Group 2011 1256695 04/05/11 Informational Filing: (1) Copier Model MX-3100N with Copier Accessory Delaware Secretary of State OCE Financial Services, Inc. 2011 2566902 07/05/11 Lease: (1) Model IRADVC2030B ImageRunner Advance with all peripherals Delaware Secretary of State GFC Leasing, a division of Gordon Flesch Co., Inc. 2012 0953614 03/12/12 IR1730IF HHC05836/W9163 Delaware Secretary of State GFC Leasing, a division of Gordon Flesch Co., Inc. 2013 4280385 10/31/13 Equipment and all accessories as per Lease Schedule #432255-M75075: Canon iR ADV C5240 Delaware Secretary of State GFC Leasing, a division of Gordon Flesch Co., Inc. 2015 0792126 02/25/15 Equipment and all accessories as per Lease Schedule #435479-M85985: Canon iR ADV 400iF

UCC Financing Statements filed against IDS Property Casualty Insurance Company Jurisdiction Secured Party Filing No. Filing Date Lien Description Wisconsin Department of Financial Institutions Associated Bank N.A., United Leasing Associates of America, Ltd. 60007649430 Continuation 110003848225 05/18/06 03/31/11 (1) Sharp AR-M550N Copier (Lease) Wisconsin Department of Financial Institutions Associated Bank N.A., United Leasing Associates of America, Ltd., United Properties Investment Partners I, Ltd, Financial Servicing USA, Inc., First National Bank of Hartford 120003381823 Amendment 120007205317 Amendment 120008234118 Amendment 140001332413 Amendment 150002713316 03/14/12 05/29/12 06/18/12 01/30/14 03/04/15 All Equipment Included on Leases dated 3/7/12. Sharp Copiers located in De Pere, WI and Phoenix, AZ Wisconsin Department of Financial Institutions United Properties Investment Partners I, Ltd., Leasing Services, LLC, Financial Servicing USA, Inc. 130014451217 Amendment 140001332009 11/05/13 01/30/14 All Equipment Included on Lease #40061386 dated 9/27/13 (1) Sharp MX- 3640N Copier with Paperstand, Pedestal and Finisher State Tax Liens filed against J. & W. Seligman & Co. Jurisdiction Secured Party Filing No. Filing Date Lien Description New York Department of State New York State Department of State E-007008156- W001-8 12/01/11 Tax warrant notice in the amount of $101,734.34

UCC Financing Statements filed against RiverSource Life Insurance Company of New York Jurisdiction Secured Party Filing No. Filing Date Lien Description New York Department of State J.P. Morgan Securities LLC 2014- 07075716633 07/07/14 All of the following property, whether now or hereafter existing, in which the debtor now or hereafter has any rights: All monies, securities, Contracts, precious metals, warehouse receipts (including any goods or commodities represented tehreby) or other property, together with, in each case, all proceeds of the sale thereof ("property"), now or at any future time represented by an entry on or standing to the credit of Debtor's Account, or held by, to the order or under the direction or control of Secured Party or any exchange or clearing organization through which transactions on Debtor's behalf are executed or cleared State Tax Liens filed against RiverSource Life Insurance Company of New York Jurisdiction Secured Party Filing No. Filing Date Lien Description New York Department of State New York Department of State E-015947383- W004-4 03/17/10 Tax Warrant Notice in the amount of $5,325.20; Satisfied date 7/29/10 Albany County, New York Commissioner of Taxation and Finance E-015947383- W005-8 09/17/13 Tax Warrant Notice in the amount of $34,012.49

UCC Financing Statements filed against RiverSource Life Insurance Company Jurisdiction Secured Party Filing No. Filing Date Lien Description Minnesota Secretary of State Federal Home Loan Bank of Des Moines 200915419645 Continuation 20133483428 03/23/09 02/12/13 All investment property, instruments, general intangible and deposit accounts which Debtor now owne or hereafter acquires, or in which the Debtor now or hereafter acquires an interest, and any and all replacements and proceeds thereof, including, without limitation, the following: Federal Home Loan Bank of Des Moines stock; funds on deposit with the Secured Party; promissory notes and other negotiable and non- negotiable instruments and all related collateral guarantees and other supporting obligations, including, but not limited to, mortgages, deeds of trust and other real property security interests and liens; securities and obligations issued, insured or guaranteed by the US government and any of its agencies; Privately issued mortgage-backed securities, collateralized mortgage obligations, real estate mortgage investment conduit(s), or regulated investment companies Minnesota Secretary of State J.P. Morgan Securities LLC 201437178548 07/07/14 All of the following property, whether now or hereafter existing, in which the debtor now or hereafter has any rights: All monies, securities, Contracts, precious metals, warehouse receipts (including any goods or commodities represented tehreby) or other property, together with, in each case, all proceeds of the sale thereof ("property"), now or at any future time represented by an entry on or standing to the credit of Debtor's Account, or held by, to the order or under the direction or control of Secured Party or any exchange or clearing organization through which transactions on Debtor's behalf are executed or cleared State Tax Liens filed against Riversource Fund Distributors, Inc.

Jurisdiction Secured Party Filing No. Filing Date Lien Description New York Department of State New York Department of State E-003529008- W003-3 01/27/10 Tax Warrant Notice in the amount of $329.87 New York Department of State New York Department of State E-003259008- W004-7 Release 05/02/12 05/02/12 Tax Warrant Notice in the amount of $949.56 New York County, New York NY State Dept of Taxation and Finance E0035290080003 Release E0035290080003 01/26/10 09/21/10 Tax Warrant Notice in the amount of $329.87 New York County, New York NY State Dept of Taxation and Finance E0035290080004 Release 002976800 04/28/12 02/28/15 Tax Warrant Notice in the amount of $949.56

SCHEDULE 10.8 NOTICE ADDRESSES If to Company: Ameriprise Financial, Inc. 22 Ameriprise Financial Center Minneapolis, MN 55474 Attention: James L. Hamalainen Telephone: 612-671-8019 Facsimile: 612-630-3546 Email: jim.hamalainen@ampf.com with a copy to: Ameriprise Financial, Inc. 1099 Ameriprise Financial Center Minneapolis, MN 55474 Attention: David H. Weiser, Esq. Telephone: 612-671-1788 Facsimile: 866-678-0081 Email: david.h.weiser@ampf.com If to Administrative Agent, Swing Line Lender or Issuing Lender: Wells Fargo Bank, N.A. 1525 W WT Harris Blvd. MAC DI109-019 Charlotte, NC 28226 Attention: Stefani Scott Telephone: 704-590-2912 Facsimile: 704-715-0017 Email: stefani.scott@wellsfargo.com Wells Fargo Corporate Banking 90 South 7th Street Minneapolis, MN 55402 MAC N9305-075 Attention: Casey P. Kelly Telephone: 612-316-1357 Facsimile: 612-667-7251 Email: casey.p.kelly@wellsfargo.com